   As filed with the Securities and Exchange Commission on December 3, 2003

                                           Registration Nos. 33-61997, 811-7343
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]

                          Pre-Effective Amendment No.                       [_]
                        Post-Effective Amendment No. 21                     [X]

                                    and/or
                       REGISTRATION STATEMENT UNDER THE

                        INVESTMENT COMPANY ACT OF 1940                      [_]
                               Amendment No. 22                             [X]

                       (Check appropriate box or boxes)

                                 -------------

                  THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
              (Exact name of registrant as specified in charter)

                          GATEWAY CENTER THREE (GC3)
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, Including Area Code: (973) 367-1495



                             Lori E. Bostrom, Esq.

                          Gateway Center Three (GC3)
                              100 Mulberry Street
                         Newark, New Jersey 07102-4077
                    (Name and Address of Agent for Service)

                 Approximate date of proposed public offering:
                  As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                           (check appropriate box):


          [_] immediately upon filing pursuant to paragraph (b)
          [X] on December 2, 2003 pursuant to paragraph (b)
          [_] 60 days after filing pursuant to paragraph (a)(1)
          [_] on (date) pursuant to paragraph (a)(1)
          [_] 75 days after filing pursuant to paragraph (a)(2)
          [_] on (date) pursuant to paragraph (a)(2i) of Rule 485.

              If appropriate, check the following box:
          [_] this post-effective amendment designates a new effective date for a previously filled post-effective amendment


Title of Securities Being Registered . . . . Shares of common stock, par value
                               $.001 per share.

================================================================================

Jennison Growth Fund


                Formerly known as Prudential Jennison Growth Fund



   -----------------------------------------------------------------------------
   DECEMBER 3, 2003 PROSPECTUS


                                    [GRAPHIC]


FUND TYPE

Medium to large capitalization stocks


OBJECTIVE
Long-term growth of capital




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.



[LOGO] JennisonDryden Mutual Funds

Table of Contents


 3  RISK/RETURN SUMMARY
 3  Investment Objective and Principal Strategies
 4  Principal Risks
 5  Evaluating Performance
 7  Fees and Expenses

 9  HOW THE FUND INVESTS
 9  Investment Objective and Policies
10  Other Investments and Strategies
14  Investment Risks

20  HOW THE FUND IS MANAGED
20  Board of Directors
20  Manager
21  Investment Adviser
21  Portfolio Managers
21  Distributor

23  FUND DISTRIBUTIONS AND TAX ISSUES
23  Distributions
24  Tax Issues
25  If You Sell or Exchange Your Shares

27  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
27  How to Buy Shares
36  How to Sell Your Shares
40  How to Exchange Your Shares
41  Telephone Redemptions or Exchanges
41  Expedited Redemption Privilege

43  FINANCIAL HIGHLIGHTS
43  Class A Shares
44  Class B Shares
45  Class C Shares
46  Class Z Shares

    FOR MORE INFORMATION (BACK COVER)


2   Visit our website at www.jennisondryden.com

We're Growth Investors
In deciding which stocks to buy, we use what is known as a growth investment style. This means we invest in stocks we believe could experience superior sales or earnings growth, or high returns on equity and assets.

Risk/Return Summary


This section highlights key information about Jennison Growth Fund, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). The Company's Board of Directors approved changing the Fund's name to Jennison Growth Fund, effective July 7, 2003. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is long-term growth of capital. This means we seek investments whose price will increase over the long term. We normally invest at least 65% of our total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that we believe have above-average growth prospects. These companies are generally considered medium- to large-capitalization companies. They tend to have a unique market niche, a strong new product profile or superior management. Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities. We consider selling or reducing a stock position when, in the opinion of the portfolio manager, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.


While we make every effort to achieve our objective, we can't guarantee success.

                                                      Jennison Growth Fund  3

Risk/Return Summary


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Securities that the Fund invests in have historically been more volatile than the S&P 500 Index and may present above-average risks. This means that when stock prices decline overall, the Fund may decline more than the S&P 500 Index. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4   Visit our website at www.jennisondryden.com

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a broad measure of stock performance and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


                        Annual Returns* (Class A shares)

                                    [CHART]

Annual Returns* (Class A shares)


    1996      1997      1998     1999       2000      2001     2002
   -----     -----     -----    -----     -------   -------   -------
   14.33%    31.26%    37.75%   41.60%    -17.97%   -18.60%   -31.19%

BEST QUARTER:   30.12% (4th quarter of 1998)
WORST QUARTER:  -19.97% (3rd quarter of 2001)


--------------------------------------------------------------------------------

*These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. The total return of the Class A shares from 1-1-03 to 9-30-03 was 17.00%.


                                                      Jennison Growth Fund  5

Risk/Return Summary


AVERAGE ANNUAL TOTAL RETURNS/1/ (as of 12-31-02)
                                              ONE YEAR    FIVE YEARS    SINCE INCEPTION
Class A shares                                -34.63%       -3.17%   3.45% (since 11-2-95)
------------------------------------------------------------------------------------------
Class C shares                                -33.08%       -3.10%   3.27% (since 11-2-95)
------------------------------------------------------------------------------------------
Class Z shares                                -31.00%       -1.92%   4.26% (since 4-15-96)
------------------------------------------------------------------------------------------
Class B Shares
  Return Before Taxes                         -35.13%       -3.07%   3.42% (since 11-2-95)
  Return After Taxes On Distributions/2/      -35.13%       -3.83%   2.59% (since 11-2-95)
  Return After Taxes on Distributions and
   Sale of Fund Shares/2/                     -21.57%       -1.94%   3.19% (since 11-2-95)
------------------------------------------------------------------------------------------
Index (reflects no deduction for fees, expenses or taxes)
  S&P 500 Index/3/                            -22.09%       -0.58%          N/A/3/
  Russell 1000 Growth Index /4/               -27.88%       -3.84%          N/A/4/
  Lipper Average/5/                           -23.49%       -1.90%          N/A/5/
------------------------------------------------------------------------------------------


/1/The Fund's returns are after deduction of sales charges and expenses.
   Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

/3/The S&P 500 Index--an unmanaged index of 500 stocks of large U.S. public companies--gives a broad look at how U.S. stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. S&P 500 Index returns since the inception of each class are 7.64% for Class A, Class B and Class C shares and 9.67% for Class Z shares. Source: Lipper Inc.


/4/The Russell 1000 Growth Index contains those securities in the Russell 1000
   Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. Russell 1000 Growth Index returns since the inception of each class are 4.60% for Class A, Class B and Class C shares and 7.14% for Class Z shares.
   Source: Lipper Inc.


/5/The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Core Fund category and reflects deductions for operating expenses, but does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of sales charges and taxes. Lipper Average returns since the inception of each class are 3.28% for Class A, Class B and Class C shares and 6.24% for Class Z shares.
   Source: Lipper Inc.


6   Visit our website at www.jennisondryden.com

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund offered through this prospectus -- Class A, B, C and Z. Each share class has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


SHAREHOLDER FEES/1/ (paid directly from your investment)
                                                    CLASS A  CLASS B  CLASS C   CLASS Z
Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)                   5%     None     1%/2/     None
---------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase price
 or sale proceeds)                                     1%/3/    5%/4/     1%/5/  None
---------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
 dividends and other distributions                   None     None      None     None
---------------------------------------------------------------------------------------
Redemption fees                                      None     None      None     None
---------------------------------------------------------------------------------------
Exchange fee                                         None     None      None     None
---------------------------------------------------------------------------------------



   ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)
                                           CLASS A   CLASS B CLASS C CLASS Z
   Management fees                           .58%      .58%    .58%   .58%
   -------------------------------------------------------------------------
   + Distribution and service (12b-1) fees   .30%/6/  1.00%   1.00%   None
   -------------------------------------------------------------------------
   + Other expenses                          .34%      .34%    .34%   .34%
   -------------------------------------------------------------------------
   = Total annual Fund operating expenses   1.22%     1.92%   1.92%   .92%
   -------------------------------------------------------------------------




/1/Your broker may charge you a separate or additional fee for purchases and sales of shares.

/2/Investors who purchase Class C shares through certain unaffiliated broker-dealers may purchase Class C shares without paying the 1% initial sales charge.


/3/Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge, however, is waived for all such Class A shareholders except for those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).


/4/The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.


/5/The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


/6/The Distributor of the Fund agreed to reduce voluntarily its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. It is anticipated that this fee reduction will terminate on or about May 28, 2004, but may be discontinued partially or completely at any time.


                                                      Jennison Growth Fund  7

Risk/Return Summary


EXAMPLE

This example is intended to help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares   $618      $868       $1,137    $1,903
            --------------------------------------------------------
            Class B shares   $695      $903       $1,137    $1,976
            --------------------------------------------------------
            Class C shares   $393      $697       $1,126    $2,321
            --------------------------------------------------------
            Class Z shares   $ 94      $293       $  509    $1,131
            --------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares   $618      $868       $1,137    $1,903
            --------------------------------------------------------
            Class B shares   $195      $603       $1,037    $1,976
            --------------------------------------------------------
            Class C shares   $293      $697       $1,126    $2,321
            --------------------------------------------------------
            Class Z shares   $ 94      $293       $  509    $1,131
            --------------------------------------------------------



8   Visit our website at www.jennisondryden.com

Our Growth Style
Our portfolio managers invest in medium to large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings.

How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is long-term growth of capital. This means we seek investments whose price will increase over the long term. While we make every effort to achieve our objective, we can't guarantee success.



In pursuing our objective, we normally invest at least 65% of the Fund's total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. These companies are generally medium- to large-capitalization companies. The Fund's investment adviser follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Fund is not likely to receive significant dividend income on its portfolio securities.


In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities in which the Fund invests include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. We consider selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the

                                                      Jennison Growth Fund  9

How the Fund Invests

SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.


The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Company's Board of Directors (the Board) can change investment policies that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

COMPANIES UNDERGOING CHANGES
The Fund may invest in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

FOREIGN EQUITY SECURITIES
We may invest in foreign equity securities. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities. Up to 20% of the Fund's total assets may be invested in foreign equity securities.

SHORT SALES
The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrue on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 25% of the Fund's net assets may be subject to short sales.

10  Visit our website at www.jennisondryden.com

U.S. GOVERNMENT SECURITIES

The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.


MORTGAGE-RELATED SECURITIES
We may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.


Mortgage-related securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. The Fund also may invest in stripped mortgage-backed securities (MBS strips). MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.


OTHER FIXED-INCOME SECURITIES

The Fund may invest for capital appreciation purposes in fixed-income securities rated investment-grade (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Ratings Services, or the equivalent rating by another nationally recognized statistical rating organization). These include corporate debt and other debt obligations of U.S. and foreign issuers. We also may invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.


MONEY MARKET INSTRUMENTS
The Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the policy of normally

                                                      Jennison Growth Fund  11

How the Fund Invests


investing at least 65% of the Fund's total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment. Money market instruments include the commercial paper of corporations; certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks; nonconvertible debt securities (corporate and government); short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and cash (foreign currencies or U.S. dollars).


REPURCHASE AGREEMENTS
The Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's total assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.


DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund will not lose money. Derivatives--such as futures, options, swaps, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment --a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund's actual portfolio positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.



Options. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right


12  Visit our website at www.jennisondryden.com

to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.


Futures Contracts and Related Options, Foreign Currency Forward Contracts. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price.


Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets; lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.


                                                      Jennison Growth Fund  13

How the Fund Invests


INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.


INVESTMENT TYPE


% of Fund's Assets        RISKS                             POTENTIAL REWARDS

EQUITY-RELATED SECURITIES .Individual stocks could lose     .Historically, stocks have
OF MEDIUM- TO LARGE-CAP    value                             outperformed other
COMPANIES                                                    investments over the long
At least 65%              .The equity markets could go       term
                           down, resulting in a decline in
                           value of the Fund's              .Generally, economic growth
                           investments                       means higher corporate
                                                             profits, which lead to an
                          .Changes in economic or            increase in stock prices,
                           political conditions, both        known as capital appreciation
                           domestic and international,
                           may result in a decline in
                           value of the Fund's
                           investments

                          .Companies that normally pay
                           dividends may not do so if
                           they don't have profits or
                           adequate cash flow


14  Visit our website at www.jennisondryden.com

% of Fund's Assets           RISKS                             POTENTIAL REWARDS

FOREIGN EQUITY SECURITIES    .Foreign markets, economies       .Investors can participate in
Up to 20%; usually less than  and political systems,            the growth of foreign markets
10%                           particularly those in             through the Fund's
                              developing countries, may         investments in companies
                              not be as stable as those in      operating in those markets
                              the U.S.
                                                               .May profit from changing
                             .Currency risk -- changing         values of foreign currencies
                              values of foreign currencies
                              can cause losses                 .Opportunities for
                                                                diversification
                             .May be less liquid than U.S.
                              stocks and bonds

                             .Differences in foreign laws,
                              accounting standards, public
                              information, custody and
                              settlement practices may
                              result in less reliable
                              information on foreign
                              investments and involve more
                              risk

                             .Investments in emerging
                              market securities are subject
                              to greater volatility and price
                              declines

----------------------------------------------------------

SHORT SALES                  .May magnify underlying           .May magnify underlying
Up to 25% of net assets;      investment losses                 investment gains
usually less than 10%
                             .Investment costs may exceed
                              potential underlying
                              investment gains

                             .Short sales "against the box"
                              give up the opportunity for
                              capital appreciation in the
                              security


                                                      Jennison Growth Fund  15

How the Fund Invests

% of Fund's Assets              RISKS                            POTENTIAL RETURNS

DERIVATIVES                     .The value of derivatives (such  .The Fund could make money
Percentage varies; usually less  as futures, options and          and protect against losses if
than 10%                         foreign currency forward         the investment analysis
                                 contracts) that are used to      proves correct
                                 hedge a portfolio security is
                                 generally determined            .Derivatives that involve
                                 independently from that          leverage could generate
                                 security and could result in a   substantial gains at low cost
                                 loss to the Fund when the
                                 price movement of the           .One way to manage the
                                 derivative does not correlate    Fund's risk/return balance is
                                 with a change in the value of    by locking in the value of an
                                 the portfolio security           investment ahead of time

                                .Derivatives used for risk       .Hedges that correlate well
                                 management may not have          with an underlying position
                                 the intended effects and may     can reduce or eliminate
                                 result in losses or missed       investment income or capital
                                 opportunities                    gains at low cost

                                .The other party to a
                                 derivatives contract could
                                 default

                                .Derivatives can increase
                                 share price volatility and
                                 those that involve leverage
                                 could magnify losses

                                .Certain types of derivatives
                                 involve costs to the Fund that
                                 can reduce returns


16  Visit our website at www.jennisondryden.com

% of Fund's Assets           RISKS                             POTENTIAL RETURNS

FIXED-INCOME OBLIGATIONS     .The Fund's holdings, share       .Most bonds will rise in value
Up to 35%; usually less than  price and total return may        when interest rates fall
1%                            fluctuate in response to bond
                              market movements                 .A source of regular interest
                                                                income
                             .Credit risk--the risk that the
                              default of an issuer would       .High-quality debt obligations
                              leave the Fund with unpaid        are generally more secure
                              interest or principal. The        than stocks since companies
                              lower a bond's quality, the       must pay their debts before
                              higher its potential volatility   they pay dividends

                             .Market risk--the risk that the   .Bonds have generally
                              market value of an                outperformed money market
                              investment may move down,         instruments over the long
                              sometimes rapidly or              term, with less risk than
                              unpredictably. Market risk        stocks
                              may affect an industry, a
                              sector, or the market as a       .Investment-grade bonds have
                              whole                             a lower risk of default than
                                                                junk bonds
                             .Interest rate risk--the risk
                              that the value of most bonds
                              will fall when interest rates
                              rise. The longer a bond's
                              maturity and the lower its
                              credit quality, the more its
                              value typically falls. It can
                              lead to price volatility


                                                      Jennison Growth Fund  17

How the Fund Invests

% of Fund's Assets       RISKS                             POTENTIAL REWARDS

MORTGAGE-RELATED         .Prepayment risk--the risk        .A source of regular interest
SECURITIES                that the underlying mortgage      income
Up to 35%; usually less   may be prepaid partially or
than 1%                   completely, generally during     .The U.S. government
                          periods of falling interest       guarantees interest and
                          rates, which could adversely      principal payments on certain
                          affect yield to maturity and      securities
                          could require the Fund to
                          reinvest in lower-yielding       .May benefit from security
                          securities                        interest in real estate
                                                            collateral
                         .Credit risk--the risk that the
                          underlying mortgages will not    .Pass-through instruments
                          be paid by debtors or by credit   provide greater diversification
                          insurers or guarantors of such    than direct ownership of
                          instruments. Some mortgage        loans
                          securities are unsecured or
                          secured by lower-rated           .May provide capital
                          insurers or guarantors and        appreciation
                          thus may involve greater risk

                         .See market risk and interest
                          rate risk above under "Fixed-
                          income obligations"

----------------------------------------------------------

U.S. GOVERNMENT          .Some are not insured or          .May preserve the Fund's
SECURITIES                guaranteed by the U.S.            assets
Up to 35%; usually less   government, but only by the
than 1%                   issuing agency, which must       .A source of regular interest
                          rely on its own resources to      income
                          repay the debt
                                                           .Generally more secure than
                         .Limits potential for capital      lower-quality debt securities
                          appreciation                      and equity securities

                         .See market risk, credit risk     .Principal and interest may be
                          and interest rate risk above      guaranteed by the U.S.
                          under "Fixed-income               government
                          obligations"


----------------------------------------------------------

ILLIQUID SECURITIES      .May be difficult to value        .May offer a more attractive
Up to 15% of net assets;  precisely                         yield or potential for growth
usually less than 1%                                        than more widely traded
                         .May be difficult to sell at the   securities
                          time or price desired


18  Visit our website at www.jennisondryden.com

% of Fund's Assets        RISKS                             POTENTIAL REWARDS

MONEY MARKET              .Limits the Fund's potential for  .May preserve the Fund's
INSTRUMENTS                capital appreciation and          assets
Up to 100% on a temporary  achieving the investment
basis                      objective

                          .Credit risk--the risk that the
                           default of an issuer would
                           leave the Fund with unpaid
                           interest or principal

                          .See market risk above under
                           "Fixed-income obligations"


                                                      Jennison Growth Fund  19

How the Fund is Managed

BOARD OF DIRECTORS
The Company's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077


Under a management agreement with the Company, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 2003, the Fund paid PI management fees of .58% of the Fund's average net assets.



PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108 billion.



Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.


PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

20  Visit our website at www.jennisondryden.com

INVESTMENT ADVISER

Jennison Associates LLC (Jennison) is the Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of September 30, 2003, Jennison had approximately $54 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.


PORTFOLIO MANAGERS

The Fund is co-managed by Spiros "Sig" Segalas, Kathleen A. McCarragher and Michael A. Del Balso.



Spiros "Sig" Segalas, Director, President and Chief Investment Officer of Jennison, is also one of Jennison's founding members. He has served as a portfolio manager of the Fund since February 1999. Mr. Segalas has been in the investment business for over 43 years and has managed equity portfolios for investment companies since 1990. He earned his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc.



Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Head of Growth Equity. She has served as a portfolio manager of the Fund since February 1999. Ms. McCarragher has been in the investment business since 1982. Prior to joining Jennison in May 1998, she was a Managing Director and Director of Large Cap Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She earned her B.B.A. with honors from the University of Wisconsin and her M.B.A. from Harvard Business School.



Mr. Del Balso, Director and Executive Vice President of Jennison, is also Jennison's Director of Research for Growth Equity. He has served as a portfolio manager of the Fund since May 2000. Mr. Del Balso has been in the investment business for over 35 years and has been part of the Jennison investment team since 1972. He earned his B.S. from Yale University and his M.B.A. from Columbia University and is a member of The New York Society of Security Analysts, Inc.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Company's shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the


                                                      Jennison Growth Fund  21

How the Fund is Managed


Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares, other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables. Class A, Class B and Class C shares are subject to an annual 12b-1 fee of .30%, 1% and 1%, respectively. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


22  Visit our website at www.jennisondryden.com

Fund Distributions and Tax Issues


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends and realized net capital gains, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account
(IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.



Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.


The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to shareholders--typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed whether or not they are reinvested in the Fund.



The Fund also distributes realized net capital gains to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15%, but if the Fund holds the security for one year or less, any gain is short-term capital gain which is taxed at ordinary income rates of up to 35%. Different rates apply to corporate shareholders.



Under recently enacted legislation, certain dividends received by individuals and other non-corporate shareholders may be eligible for the maximum 15% tax rate applicable for long-term capital gain. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.


                                                      Jennison Growth Fund  23

Fund Distributions and Tax Issues


For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.



Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid

24  Visit our website at www.jennisondryden.com

out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is

---------------------------------                     subject to tax unless you hold shares
                                                      in a qualified or tax-deferred plan or
----------------------------------------------------- account. The amount of tax you pay
                       +$   Capital Gain              depends on how long you owned
                            (taxes owed)              your shares and when you bought
$ Receipts                                            them. If you sell shares of the Fund
  from Sale                 OR                        for a loss, you may have a capital
                                                      loss, which you may use to offset
                       -$   Capital Loss              certain capital gains you have.
                            (offset against gain)
-----------------------------------------------------

---------------------------------


If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


                                                      Jennison Growth Fund  25

Fund Distributions and Tax Issues


Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

26  Visit our website at www.jennisondryden.com

How to Buy, Sell and Exchange Shares of
the Fund

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services

P.O. Box 8310

Philadelphia, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.


Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, investors that purchase less than $1 million of Class A shares pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge, however, is waived for all such Class A shareholders except those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge (waived when Class C shares are purchased through certain unaffiliated brokers) and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares and Class Z shares.


When choosing a share class, you should consider the following:

.. The amount of your investment,

.. The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,

                                                      Jennison Growth Fund  27

How to Buy, Sell and Exchange Shares of the Fund



.. The different sales charges that apply to each share class--Class A's front-end sales charge (or CDSC in certain circumstances) vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,



.. Whether you qualify for any reduction or waiver of sales charges,



.. The fact that if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances,



.. The fact that if you are purchasing Class C shares in an amount of $500,000 or more, you should consult with your financial adviser because another share class (like Class A) may be more beneficial given your circumstances,


.. The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and

.. Whether you qualify to purchase Class Z shares.



See "How to Sell Your Shares" for a description of the impact of CDSCs.

28  Visit our website at www.jennisondryden.com

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                           CLASS A          CLASS B         CLASS C            CLASS Z
Minimum purchase                           $1,000           $1,000          $2,500             None
 amount/1/
------------------------------------------------------------------------------------------------------
Minimum amount for                         $100             $100            $100               None
 subsequent purchases/1/
------------------------------------------------------------------------------------------------------
Maximum initial                            5% of the public None            1% of the public   None
 sales charge                              offering price                   offering price /2/
------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge (CDSC)/3/ 1%/4/            If sold during: 1% on sales        None
                                                            Year 1    5%    made within 18
                                                            Year 2    4%    months of
                                                            Year 3    3%    purchase/3/
                                                            Year 4    2%
                                                            Years 5/6 1%
                                                            Year 7    0%
------------------------------------------------------------------------------------------------------
Annual distribution and service (12b-1)
 fees shown as a percentage of average
 daily net assets/5/                       .30 of 1%        1%              1%                 None
------------------------------------------------------------------------------------------------------



/1/The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see Step 4: "Additional Shareholder Services--Automatic Investment Plan."


/2/1.01% of the net amount invested. Investors who purchase Class C shares through certain unaffiliated broker-dealers may purchase Class C shares without paying the 1% initial sales charge.

/3/For more information about the CDSC and how it is calculated, see "How to
   Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."
/4/Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

/5/These distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. The Distributor of the Fund has agreed to reduce voluntarily its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. It is expected that this fee reduction will terminate on or about May 28, 2004, but may be discontinued partially or completely at any time.


                                                      Jennison Growth Fund  29

How to Buy, Sell and Exchange Shares of the Fund


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


                           SALES CHARGE AS % SALES CHARGE AS %    DEALER
     AMOUNT OF PURCHASE    OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
     Less than $25,000           5.00%             5.26%           4.75%
     $25,000 to $49,999          4.50%             4.71%           4.25%
     $50,000 to $99,999          4.00%             4.17%           3.75%
     $100,000 to $249,999        3.25%             3.36%           3.00%
     $250,000 to $499,999        2.50%             2.56%           2.40%
     $500,000 to $999,999        2.00%             2.04%           1.90%
     $1 million and above*        None              None            None


*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.

To satisfy the purchase amounts above, you can:

.. Invest with an eligible group of investors who are related to you,


.. Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time,



.. Use your Rights of Accumulation, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received for shares of those funds in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or



.. Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months.


The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

30  Visit our website at www.jennisondryden.com

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


.. Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or


.. Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors may pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.


Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Wachovia Securities, LLC (Wachovia Securities), or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:



.. Purchase your shares through an account at Wachovia Securities,



.. Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation (Pruco), or


.. Purchase your shares through another broker.


                                                      Jennison Growth Fund  31

How to Buy, Sell and Exchange Shares of the Fund

This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.

QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


.. Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or


.. Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

.. Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,


.. Current and former Directors/Trustees of the JennisonDryden or Strategic
  Partners mutual funds (including the Company), and


.. Prudential, with an investment of $10 million or more.

32  Visit our website at www.jennisondryden.com

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.



PAYMENTS TO THIRD PARTIES

In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation: it's

                                                      Jennison Growth Fund  33

How to Buy, Sell and Exchange Shares of the Fund

the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.

For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).


The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price.



We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign markets are open, even though the value of the Fund's foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.


Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of mutual funds daily.

34  Visit our website at www.jennisondryden.com

What Price Will You Pay for Shares of the Fund?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement

                                                      Jennison Growth Fund  35

How to Buy, Sell and Exchange Shares of the Fund

plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.



When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling

36  Visit our website at www.jennisondryden.com

shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


.. Amounts representing shares you purchased with reinvested dividends and distributions,

.. Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and

.. Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

                                                      Jennison Growth Fund  37

How to Buy, Sell and Exchange Shares of the Fund


Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.


WAIVER OF THE CDSC--CLASS A SHARES


The Class A CDSC is waived for all Class A investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase, other than those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. The Class A CDSC does not apply to investors that purchase less than $1 million of Class A shares.


WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:


.. After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;



.. To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account; and


.. On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

38  Visit our website at www.jennisondryden.com

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

                                                      Jennison Growth Fund  39

How to Buy, Sell and Exchange Shares of the Fund


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19101


There is no sales charge for such exchanges. However, if you exchange--and then sell--Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.


Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."



FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can

40  Visit our website at www.jennisondryden.com

happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares--Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to

                                                      Jennison Growth Fund  41

How to Buy, Sell and Exchange Shares of the Fund


4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


42  Visit our website at www.jennisondryden.com

Financial Highlights

The financial highlights below are intended to help you evaluate the Fund's financial performance for the past five years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.


CLASS A SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.



CLASS A SHARES (fiscal years ended 9-30)



PER SHARE OPERATING
PERFORMANCE                             2003        2002        2001        2000      1999
Net asset value, beginning of
 year                            $     9.73  $    12.50  $    24.20  $    20.05  $  14.44
Income from investment
 operations:
Net investment loss/2/                 -.02        -.04        -.05        -.09      -.08
Net realized and unrealized gain
 (loss) on investment
 transactions                          2.06       -2.73       -9.50        5.42      6.23
Total from investment operations       2.04       -2.77       -9.55        5.33      6.15
------------------------------------------------------------------------------------------
Less distributions:
Distributions from net realized
 gains                                   --          --       -2.15       -1.18      -.54
Net asset value, end of year          11.77        9.73  $    12.50  $    24.20  $  20.05
Total return/1/                       20.97%     -22.16%     -42.32%      27.02%    43.58%
------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                2003        2002        2001        2000      1999
Net assets, end of year (000)    $1,134,839  $1,011,241  $1,286,009  $1,745,454  $911,467
Average net assets (000)         $1,034,231  $1,358,013  $1,513,253  $1,489,790  $748,315
Ratios to average net assets:
Expenses, including distribution
 and service (12b-1) fees/3/           1.17%       1.08%       1.06%        .99%     1.05%
Expenses, excluding distribution
 and service (12b-1) fees               .92%        .83%        .81%        .74%      .80%
Net investment loss                    -.21%       -.28%       -.27%       -.35%     -.44%
For Class A, B, C and Z shares:
Portfolio turnover rate                  64%         71%         98%         83%       56%
------------------------------------------------------------------------------------------



/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.


/3/During each period, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.


                                                      Jennison Growth Fund  43

Financial Highlights


CLASS B SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.



CLASS B SHARES (fiscal years ended 9-30)



PER SHARE OPERATING
PERFORMANCE                           2003        2002        2001        2000        1999
Net asset value, beginning of
 year                            $   9.16  $    11.86  $    23.23  $    19.43  $    14.11
Income from investment
 operations:
Net investment loss /2/              -.10        -.13        -.17        -.26        -.22
Net realized and unrealized gain
 (loss) on investment
 transactions                        1.94       -2.57       -9.05        5.24        6.08
Total from investment operations     1.84       -2.70       -9.22        4.98        5.86
------------------------------------------------------------------------------------------
Less distributions:
Distributions from net realized
 gains                                 --          --       -2.15       -1.18        -.54
Net asset value, end of year     $  11.00  $     9.16  $    11.86  $    23.23  $    19.43
------------------------------------------------------------------------------------------
Total return /1/                    20.09%     -22.77%     -42.70%      26.04%      42.51%
------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA              2003        2002        2001        2000        1999
Net assets, end of year (000)    $565,727  $  653,338  $1,046,581  $2,216,911  $1,506,839
Average net assets (000)         $602,105  $1,007,499  $1,576,226  $2,158,641  $1,236,825
Ratios to average net assets:
Expenses, including distribution
 and service (12b-1) fees            1.92%       1.83%       1.81%       1.74%       1.80%
Expenses, excluding distribution
 and service (12b-1) fees             .92%        .83%        .81%        .74%        .80%
Net investment loss                  -.95%      -1.03%      -1.02%      -1.10%      -1.19%
------------------------------------------------------------------------------------------





/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.


44  Visit our website at www.jennisondryden.com

CLASS C SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.



CLASS C SHARES (fiscal years ended 9-30)



PER SHARE OPERATING
PERFORMANCE                                2003      2002      2001      2000      1999
Net asset value, beginning of year    $   9.16  $  11.86  $  23.23  $  19.43  $  14.11
Income from investment operations:
Net investment loss /2/                   -.10      -.13      -.17      -.26      -.22
Net realized and unrealized gain
 (loss) on investment transactions        1.94     -2.57     -9.05      5.24      6.08
Total from investment operations          1.84     -2.70     -9.22      4.98      5.86
---------------------------------------------------------------------------------------
Less distributions:
Distributions from net realized gains       --        --     (2.15)    (1.18)     (.54)
Net asset value, end of year          $  11.00  $   9.16  $  11.86  $  23.23  $  19.43
Total return /1/                         20.09%   -22.77%   -42.70%    26.04%    42.51%
---------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                   2003      2002      2001      2000      1999
Net assets, end of year (000)         $106,850  $103,956  $164,216  $291,542  $141,770
Average net assets (000)              $105,518  $159,096  $226,607  $242,939  $ 98,033
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                     1.92%     1.83%     1.81%     1.74%     1.80%
Expenses, excluding distribution and
 service (12b-1) fees                      .92%      .83%      .81%      .74%      .80%
Net investment loss                       -.96%    -1.03%    -1.02%    -1.10%    -1.20%
---------------------------------------------------------------------------------------



/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.


                                                      Jennison Growth Fund  45

Financial Highlights



CLASS Z SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.



CLASS Z SHARES (fiscal years ended 9-30)





PER SHARE OPERATING
PERFORMANCE                             2003        2002        2001        2000        1999
Net asset value, beginning of
 year                            $     9.92  $    12.71  $    24.50  $    20.24  $    14.53
Income from investment
 operations:
Net investment loss/2/                --/3/       --/3/       --/3/        -.02        -.04
Net realized and unrealized
 gain (loss) on
 investment transactions               2.11       -2.79       -9.64        5.46        6.29
Total from investment
 operations                            2.11       -2.79       -9.64        5.44        6.25
--------------------------------------------------------------------------------------------
Less distributions:
Distributions from net realized
 gains                                   --          --       -2.15       -1.18        -.54
Net asset value, end of year     $    12.03  $     9.92  $    12.71  $    24.50  $    20.24
Total return/1/                       21.27%     -21.95%     -42.15%      27.39%      43.94%
--------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                2003        2002        2001        2000        1999
Net assets, end of year (000)    $1,360,076  $1,108,026  $1,524,028  $2,962,816  $1,893,457
Average net assets (000)         $1,226,178  $1,545,628  $2,191,554  $2,733,194  $1,596,809
Ratios to average net assets:
Expenses, including
 distribution and service
 (12b-1) fees                           .92%        .83%        .81%        .74%        .80%
Expenses, excluding distribution
 and service (12b-1) fees               .92%        .83%        .81%        .74%        .80%
Net investment loss                     .03%       -.03%       -.02%       -.10%       -.19%
--------------------------------------------------------------------------------------------





/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.


/2/Calculated based upon average shares outstanding during the year.

/3/Less than $.005 per share.

46  Visit our website at www.jennisondryden.com

Notes

                                                      Jennison Growth Fund  47

FOR MORE INFORMATION
Please read the prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:



..MAIL                    .TELEPHONE             .WEBSITES
 Prudential Mutual Fund   (800) 225-1852         www.jennisondryden.com
 Services LLC             (732) 482-7555 (from   www.strategicpartners.com
 P.O. Box 8098            outside the U.S.)
 Philadelphia, PA 19101



..Outside Brokers should contact:   .TELEPHONE
 Prudential Investment Management   (800) 778-8769
 Services LLC
 P.O. Box 8310
 Philadelphia, PA 19101

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

..MAIL                                .ELECTRONIC REQUEST
 Securities and Exchange Commission   publicinfo@sec.gov
 Public Reference Section             Note: The SEC charges a fee to copy documents
 Washington, DC 20549-0102

..IN PERSON                                    .VIA THE INTERNET
 Public Reference Room in Washington, DC       on the EDGAR database at http//www.sec.gov
 For hours of operation, call (202) 942-8090

Additional information about the Fund can be obtained without charge and can be found in the following documents:



..STATEMENT OF ADDITIONAL     .ANNUAL REPORT               .SEMI-ANNUAL REPORT
 INFORMATION (SAI)            (contains a discussion of
 (incorporated by reference   market conditions and
 into this prospectus)        investment strategies that
                              significantly affected the
                              Fund's performance during
                              the last fiscal year)



Fund Symbols
    SHARE CLASS A         B         C         Z
      Nasdaq    PJFAX     PJFBX     PJFCX     PJFZX
      CUSIP     74437E107 74437E206 74437E305 74437E404


MF168A                                 Investment Company Act File No. 811-07343

Dryden Active Balanced Fund



                Formerly known as Prudential Active Balanced Fund



   -----------------------------------------------------------------------------
   DECEMBER 3, 2003 PROSPECTUS


                                    [GRAPHIC]



FUND TYPE
Balanced/allocation

OBJECTIVE
Income and long-term growth of capital


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.




[LOGO] JennisonDryden Mutual Funds

Table of Contents


 3  RISK/RETURN SUMMARY
 3  Investment Objective and Principal Strategies
 4  Principal Risks
 5  Evaluating Performance
 7  Fees and Expenses

 9  HOW THE FUND INVESTS
 9  Investment Objective and Policies
14  Other Investments and Strategies
16  Investment Risks

22  HOW THE FUND IS MANAGED
22  Board of Directors
22  Manager
22  Investment Adviser
23  Portfolio Managers
23  Distributor

24  FUND DISTRIBUTIONS AND TAX ISSUES
24  Distributions
25  Tax Issues
26  If You Sell or Exchange Your Shares

28  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
28  How to Buy Shares
37  How to Sell Your Shares
41  How to Exchange Your Shares
42  Telephone Redemptions or Exchanges
43  Expedited Redemption Privilege

44  FINANCIAL HIGHLIGHTS
44  Class A Shares
45  Class B Shares
46  Class C Shares
47  Class Z Shares

    FOR MORE INFORMATION (BACK COVER)


2   Visit our website at www.jennisondryden.com

We're Equity Investors
In deciding which equity investments to buy for the equity portfolio, we look for common stocks, preferred stocks or other equity-related securities of companies that are expected to provide higher total returns (yield plus appreciation) than the average stock.

We Also Invest in Debt Instruments
We use a team approach to find debt obligations. Issuers of bonds and other debt instruments pay a fixed or variable rate of interest and must repay the amount borrowed at maturity.


Risk/Return Summary



This section highlights key information about Dryden Active Balanced Fund, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). Before July 7, 2003, the Fund was known as Prudential Active Balanced Fund. The Company's Board of Directors has approved changing the Fund's name to Dryden Active Allocation Fund, effective on or about December 8, 2003. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to seek income and long-term growth of capital. The Fund seeks to achieve its objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. While we make every effort to achieve our objective, we can't guarantee success.

Normally the Fund will invest 40% to 75% of its total assets in equity-related securities. Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities.

Under normal circumstances, we will invest 25% to 60% of our total assets in investment-grade fixed-income securities. We may invest up to 20% of our total assets in fixed-income securities rated lower than investment grade. These are known as "junk bonds."


Normally, we also may invest up to 35% of the Fund's total assets in money market instruments, which include the commercial paper of U.S. and non-U.S. corporations, short-term obligations of U.S. and foreign banks and short-term obligations guaranteed by the U.S. government or its agencies.


We can invest up to 35% of the Fund's total assets in foreign equity and debt securities. Up to 30% of the Fund's total assets may be used in investment techniques involving leverage, such as dollar rolls, forward rolls and reverse repurchase agreements. We also may use derivatives for hedging or to improve the Fund's returns.

                                               Dryden Active Balanced Fund  3

Risk/Return Summary


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of large and medium-size companies are more stable than the stock prices of small companies. The Fund's equity holdings can vary significantly from broad market indexes, and the performance of the Fund can deviate from the performance of such indexes.


The Fund uses an asset allocation strategy. Although the Fund's investment adviser believes that this will add value over the long term, it is possible that we will emphasize an asset category that is out of favor.

The Fund invests in debt obligations, which have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay the Fund interest or repay principal. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline. Debt securities rated below investment grade --also known as "junk bonds"--have a higher risk of default and tend to be less liquid.


Since the Fund invests in foreign securities, there are additional risks. Foreign markets often are more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those placed on U.S. issuers. Changes in currency exchange rates can reduce or increase market performance.


The Fund has historically actively and frequently traded its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.


Some of our investment strategies --such as using leverage or derivatives --also involve above-average risks. The Fund may use various derivative strategies to try to enhance return. The Fund may also use derivatives as hedging techniques to try to protect its assets. Derivatives may not match or fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred. If the Fund sells securities and agrees to repurchase them in a forward roll transaction or a reverse repurchase agreement, there is a risk that the market value of any securities purchased with proceeds of the initial sale will decline below the repurchase price the Fund has agreed to pay. This would cause the net asset value of the Fund's shares


4   Visit our website at www.jennisondryden.com
to decrease faster than would otherwise be the case, and is the speculative characteristic known as "leverage."

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors--including risk --can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with broad measures of market performance and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


Annual Returns* (Class A shares)


                                    [CHART]

                 Annual Returns

 1997      1998     1999      2000     2001     2002
------    ------   ------    ------   ------   ------
15.20%    15.89%   10.40%    -0.22%   -5.26%   -12.24%

BEST QUARTER:   13.80% (4th quarter of 1998)
WORST QUARTER: -11.68% (3rd quarter of 2002)



--------------------------------------------------------------------------------

The total return of the Class A shares from 1-1-03 to 9-30-03 was 15.16%.


*These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual return would have been lower, too.


                                               Dryden Active Balanced Fund  5

Risk/Return Summary


AVERAGE ANNUAL TOTAL RETURNS/1/ (as of 12-31-02)
                                                   ONE YEAR FIVE YEARS    SINCE INCEPTION
Class A shares                                     -16.63%     .16%    2.81% (since 11-7-96)
--------------------------------------------------------------------------------------------
Class B shares                                     -17.12%     .34%    2.93% (since 11-7-96)
--------------------------------------------------------------------------------------------
Class C shares                                     -14.54%     .29%    2.77% (since 11-7-96)
--------------------------------------------------------------------------------------------
Class Z Shares
  Return Before Taxes                              -12.12%    1.49%     6.50% (since 1-4-93)
--------------------------------------------------------------------------------------------
  Return After Taxes On Distributions/2/           -12.88%    -.55%     4.43% (since 1-4-93)
--------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
   Fund Shares/2/                                   -7.42%     .59%     4.60% (since 1-4-93)
--------------------------------------------------------------------------------------------
Index (reflects no deduction for fees, expenses or taxes)
  S&P 500 Index/3/                                 -22.09%    -.58%           N/A/3/
--------------------------------------------------------------------------------------------
  Customized Blend/4/                               -9.25%    3.23%           N/A/4/
--------------------------------------------------------------------------------------------
  Lipper Average/5/                                -11.71%    1.37%           N/A/5/
--------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index/6/           10.25%    7.55%           N/A/6/
--------------------------------------------------------------------------------------------



/1/The Fund's returns are after deduction of sales charges and expenses.
   Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.


/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.




/3/The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)--an unmanaged index of 500 stocks of large U.S. public companies--gives a broad look at how U.S. stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included the effects of these deductions. S&P 500 Index returns since the inception of each class are 5.18% for Class A, Class B and Class C shares and 9.34% for Class Z shares. Source: Lipper Inc.




/4/Customized Blend is a model portfolio consisting of the S&P 500 Index
   (57.5%), the Lehman Aggregate Bond Index (40%) and the Treasury bill 3-month blend (2.5%). Each component of Customized Blend is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend is intended to provide a theoretical comparison to the Fund's performance, based on the amounts allocated to each asset class. The Customized Blend does not reflect deductions for any sales charges, taxes or operating expenses of a mutual fund. These returns would be lower if they included the effect of these deductions. Source: Lipper Inc. The Customized Blend returns since inception would be 6.68% for Class A, Class B and Class C shares, and 8.81% for Class Z shares.


/5/The Lipper Average is based on the average return of all mutual funds in the Lipper Balanced Fund category and reflects deductions for operating expenses, but does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of these deductions. Lipper Average returns since the inception of each class are 4.62% for Class A, Class B and Class C shares and 7.19% for Class Z shares.
   Source: Lipper Inc.


/6/The Lehman Brothers Aggregate Bond Index (LABI)--an unmanaged index of investment grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity--gives a broad look at how bond prices of short and intermediate-term bonds have performed. The LABI returns since inception were 7.81% for Class A, Class B and Class C shares, and 7.51% for Class Z shares. Source: Lipper Inc.


6   Visit our website at www.jennisondryden.com

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


SHAREHOLDER FEES/1/ (paid directly from your investment)
                                                    CLASS A CLASS B CLASS C CLASS Z
Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)                    5%    None   1%/2/   None
-----------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase price
 or sale proceeds)                                   1%/3/   5%/4/   1%/5/   None
-----------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
 dividends and other distributions                    None    None    None   None
-----------------------------------------------------------------------------------
Redemption fees                                       None    None    None   None
-----------------------------------------------------------------------------------
Exchange fee                                          None    None    None   None
-----------------------------------------------------------------------------------



    ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)
                                            CLASS A CLASS B CLASS C CLASS Z
    Management fees                            .65%   .65%    .65%   .65%
    -----------------------------------------------------------------------
    + Distribution and service (12b-1) fees .30%/6/  1.00%   1.00%   None
    -----------------------------------------------------------------------
    + Other expenses                           .21%   .21%    .21%   .21%
    -----------------------------------------------------------------------
    = Total annual Fund operating expenses    1.16%  1.86%   1.86%   .86%
    -----------------------------------------------------------------------




/1/Your broker may charge you a separate or additional fee for purchases and sales of shares.

/2/Investors who purchase Class C shares through certain unaffiliated broker-dealers may purchase Class C shares without paying the 1% initial sales charge.


/3/Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).


/4/The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.


/5/The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


/6/The Distributor of the Fund has agreed to reduce voluntarily its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. It is expected that this fee reduction will terminate on or about May 28, 2004, but may be discontinued partially or completely at any time.


                                               Dryden Active Balanced Fund  7

Risk/Return Summary


EXAMPLE

This example is intended to help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares   $612      $850       $1,106    $1,839
            --------------------------------------------------------
            Class B shares   $689      $885       $1,106    $1,911
            --------------------------------------------------------
            Class C shares   $387      $679       $1,096    $2,258
            --------------------------------------------------------
            Class Z shares   $ 88      $274       $  477    $1,061
            --------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                           ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
            Class A shares   $612      $850       $1,106    $1,839
            --------------------------------------------------------
            Class B shares   $189      $585       $1,006    $1,911
            --------------------------------------------------------
            Class C shares   $287      $679       $1,096    $2,258
            --------------------------------------------------------
            Class Z shares   $ 88      $274       $  477    $1,061
            --------------------------------------------------------


8   Visit our website at www.jennisondryden.com

Asset Allocation

In managing the Fund's asset allocation, the portfolio managers use a quantitative model. They manage the stock portion of the Fund's portfolio using behavioral finance models to select securities they believe to be underpriced, while maintaining a risk profile like that of the Standard & Poor's 500 Composite Stock Price Index. The bond portion of the portfolio is managed by a team of professionals.


How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is to seek income and long-term growth of capital. The Fund seeks to achieve its objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. While we make every effort to achieve our objective, we can't guarantee success.


In pursuing our objective, we normally invest in a wide variety of equity securities, debt securities and money market instruments. The Fund's investments will be actively shifted among these asset classes in order to capitalize on perceived valuation opportunities and to maximize the Fund's total return.


In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities include American Depositary Receipts
(ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. We may buy common stocks of companies of every size--small, medium and large capitalization.


Debt obligations include corporate and non-corporate obligations, such as U.S. government securities. The weighted average maturity of the debt securities held by the Fund will normally be between 3 and 30 years. We can invest up to 20% of the Fund's total assets in debt obligations rated BB or B by Standard & Poor's Ratings Services or Ba or B by Moody's Investors Service, Inc. or the equivalent rating by another nationally recognized statistical rating organization. These lower-rated obligations--also known as "junk bonds"--have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. We also may invest in obligations that are not rated, but that we believe are of comparable quality to these lower-rated obligations.


We may invest in money market instruments, which include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the

                                               Dryden Active Balanced Fund  9

How the Fund Invests

U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Generally, money market instruments provide a fixed rate of return, but provide less opportunity for capital appreciation than stocks.

U.S. GOVERNMENT SECURITIES

The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.


MORTGAGE-RELATED SECURITIES
We may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.

Mortgage-related securities include CMOs, multi-class pass-through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

ASSET-BACKED SECURITIES

We may also invest in asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Unlike most corporate bonds, which are usually unsecured, most asset-backed securities are secured by collateral, or collateralized, which provides for more predictable cash flows and more protection against event-risk downgrades. However, to the extent a borrower fails to make timely repayments on the underlying loans


10 Visit our website at www.jennisondryden.com when due or prepayments on underlying assets accelerate due to declines in interest rates, the Fund could suffer a loss on its investment. Some asset-backed securities that the Fund invests in may be collateralized by a portfolio of corporate bonds or other securities, including, in some cases, junk bonds or euro-denominated securities.



COLLATERALIZED DEBT OBLIGATIONS (CDOs)


The Fund may invest in collateralized debt obligations (CDOs). A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment-grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors. Investment in CDOs will be limited to 5% of investable assets of the Fund. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes.



CREDIT-LINKED SECURITIES


The Fund may invest in credit-linked securities. Credit-linked securities are securities with one or more embedded credit default swaps on corporate credits, which allows issuers of the securities to transfer specific credit risk of the asset referenced in the credit default swap(s) to credit investors. Credit-linked securities are structured so that the coupon or price of a credit-linked security is linked to the performance of the reference asset or assets and the principal or coupon on the security is paid or repaid contingent on the occurrence of a specified credit event or at maturity.





DOLLAR ROLLS


The Fund may enter into dollar rolls. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.



SWAP TRANSACTIONS


The Fund may enter into swap transactions. Swap transactions are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including, but not limited to, credit


                                               Dryden Active Balanced Fund  11

How the Fund Invests


default swaps, interest rate swaps, total return and index swaps and currency exchange swaps.



SWAP OPTIONS


The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms.


FOREIGN SECURITIES
We may invest up to 15% of the Fund's total assets in foreign equity securities and up to 20% of its total assets in fixed-income securities of foreign issuers. For purposes of the 15% limit, we do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

PORTFOLIO TURNOVER
As a result of the strategies described above, the Fund has historically had an annual portfolio turnover rate of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.


REVERSE REPURCHASE AGREEMENTS


The Fund may enter into reverse repurchase agreements. When the Fund enters into a reverse repurchase agreement, the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.




SHORT SALES
The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends and interest that accrue on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund

12 Visit our website at www.jennisondryden.com replaces the borrowed security. The Fund also may make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 25% of the Fund's net assets may be subject to short sales against the box. In addition, the Fund may have up to 5% of its total assets allocated to uncovered short sales.

DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, swaps, swap options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.



Options. The Fund may purchase and sell put and call options on equity securities, stock indexes, swaps and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.



Futures Contracts and Related Options,
Foreign Currency Forward Contracts. The Fund may purchase and sell futures contracts on equity and debt securities, securities indexes, interest rate indexes and foreign currencies, and related options on such futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets


                                               Dryden Active Balanced Fund  13

How the Fund Invests

against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.


The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Company can change investment policies that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

REPURCHASE AGREEMENTS
The Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

MONEY MARKET INSTRUMENTS; TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's total assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.


The Fund may at any time hold cash or invest in money market funds and high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

14  Visit our website at www.jennisondryden.com

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets; lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.


                                               Dryden Active Balanced Fund  15

How the Fund Invests


INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.


INVESTMENT TYPE


% of Fund's Assets        RISKS                             POTENTIAL REWARDS

EQUITY-RELATED SECURITIES .Individual stocks could lose     .Historically, stocks have
40-75%                     value                             outperformed other
                                                             investments over the long
                          .The equity markets could go       term
                           down, resulting in a decline in
                           value of the Fund's              .Generally, economic growth
                           investments                       means higher corporate
                                                             profits, which lead to an
                          .Changes in economic or            increase in stock prices,
                           political conditions, both        known as capital appreciation
                           domestic and international,
                           may result in a decline in       .May be a source of dividend
                           value of the Fund's               income
                           investments
                                                            .The Fund's asset allocation
                          .Companies that pay                strategy may provide stable
                           dividends may not do so if        returns
                           they don't have profits or
                           adequate cash flow

                          .The Fund may invest the bulk
                           of its assets in an asset
                           category that is out of favor,
                           which could result in losses if
                           stock prices fall

----------------------------------------------------------

SHORT SALES               .May magnify underlying           .May magnify underlying
Up to 25% of net assets;   investment losses                 investment gains
usually less than 10%
(against the box)         .Investment costs may exceed
Up to 5% of total assets   potential underlying
(uncovered)                investment gains

                          .Short sales "against the box"
                           give up the opportunity for
                           capital appreciation in the
                           security


16  Visit our website at www.jennisondryden.com

% of Fund's Assets          RISKS                             POTENTIAL REWARDS

FIXED-INCOME OBLIGATIONS    .The Fund's holdings, share       .Most bonds will rise in value
25-60%, including up to 20%  price and total return may        when interest rates fall
in "junk bonds"              fluctuate in response to bond
                             market movements                 .A source of regular interest
                                                               income
                            .Credit risk--the risk that the
                             default of an issuer would       .High-quality debt obligations
                             leave the Fund with unpaid        are generally more secure
                             interest or principal. The        than stocks since companies
                             lower a bond's quality, the       must pay their debts before
                             higher its potential volatility   they pay dividends

                            .Market risk--the risk that the   .Bonds have generally
                             market value of an                outperformed money market
                             investment may move down,         instruments over the long
                             sometimes rapidly or              term, with less risk than
                             unpredictably. Market risk        stocks
                             may affect an industry, a
                             sector, or the market as a       .Investment-grade bonds have
                             whole                             a lower risk of default than
                                                               junk bonds
                            .Interest rate risk--the risk
                             that the value of most bonds     .Junk bonds offer higher yields
                             will fall when interest rates     and higher potential gains
                             rise. The longer a bond's         than investment-grade bonds
                             maturity and the lower its
                             credit quality, the more its
                             value typically falls. It can
                             lead to price volatility

                            .Junk bonds have a higher risk
                             of default, tend to be less
                             liquid, are more volatile and
                             may be more difficult to value


                                               Dryden Active Balanced Fund  17

How the Fund Invests

% of Fund's Assets      RISKS                             POTENTIAL REWARDS

MORTGAGE-RELATED        .Prepayment risk--the risk        .A source of regular interest
SECURITIES               that the underlying mortgage      income
Up to 60%                may be pre-paid partially or
                         completely, generally during     .The U.S. government
                         periods of falling interest       guarantees interest and
                         rates, which could adversely      principal payments on certain
                         affect yield to maturity and      securities
                         could require the Fund to
                         reinvest in lower-yielding       .May benefit from security
                         securities                        interest in real estate
                                                           collateral
                        .Credit risk--the risk that the
                         underlying mortgages will not    .Pass-through instruments
                         be paid by debtors or by credit   provide greater diversification
                         insurers or guarantors of such    than direct ownership of
                         instruments. Some mortgage        loans
                         securities are unsecured or
                         secured by lower-rated           .May provide capital
                         insurers or guarantors and        appreciation
                         thus may involve greater risk

                        .See market risk and interest
                         rate risk described above
                         under "Fixed-income
                         obligations."

----------------------------------------------------------

ASSET-BACKED SECURITIES .The security interest in the     .A source of regular interest
Up to 60%                underlying collateral may be      income
                         nonexistent or may not be as
                         great as with mortgage-          .Prepayment risk is generally
                         related securities                lower than with mortgage-
                                                           related securities
                        .Credit risk--the risk that the
                         underlying receivables will      .Pass-through instruments
                         not be paid by debtors or by      provide greater diversification
                         credit insurers or guarantors     than direct ownership of
                         of such instruments. Some         loans
                         asset-backed securities are
                         unsecured or secured by
                         lower-rated insurers or
                         guarantors and thus may
                         involve greater risk

                        .See market risk and interest
                         rate risk described above
                         under "Fixed-income
                         obligations" and prepayment
                         risk described above under
                         "Mortgage-related
                         securities."


18  Visit our website at www.jennisondryden.com

% of Fund's Assets     RISKS                             POTENTIAL REWARDS

FOREIGN SECURITIES     .Foreign markets, economies       .Investors can participate in
Up to 35%               and political systems,            the growth of foreign markets
                        particularly those in             through the Fund's
                        developing countries, may         investments in companies
                        not be as stable as those in      operating in those markets
                        the U.S.
                                                         .May profit from changing
                       .Currency risk--changing           values of foreign currencies
                        values of foreign currencies
                        can cause losses                 .Opportunities for
                                                          diversification
                       .May be less liquid than U.S.
                        stocks and bonds

                       .Differences in foreign laws,
                        accounting standards, public
                        information, custody and
                        settlement practices may
                        result in less reliable
                        information on foreign
                        investments and more risk

                       .Investments in emerging
                        market securities are subject
                        to greater volatility and price
                        declines

----------------------------------------------------------

REVERSE REPURCHASE     .May magnify underlying           .May magnify underlying
AGREEMENTS AND FORWARD  investment losses                 investment gains
ROLLS
Up to 33 1/3%          .Investment costs may exceed
                        potential underlying
                        investment gains

                       .Leverage risk--the risk that
                        the market value of the
                        securities purchased with
                        proceeds of the sale declines
                        below the price of the
                        securities the Fund must
                        repurchase


                                               Dryden Active Balanced Fund  19

How the Fund Invests

% of Fund's Assets            RISKS                              POTENTIAL REWARDS

DERIVATIVES                   .The value of derivatives (such    .The Fund could make money
(including swaps)              as futures, options and            and protect against losses if
Percentage varies              foreign currency forward           the investment analysis
                               contracts and swaps) that are      proves correct
                               used to hedge a portfolio
                               security is generally             .Derivatives used for return
                               determined independently           enhancement purposes
                               from that security and could       involve a type of leverage and
                               result in a loss to the Fund       could generate substantial
                               when the price movement of         gains at low cost
                               the derivative does not
                               correlate with a change in the    .One way to manage the
                               value of the portfolio security    Fund's risk/return balance is
                                                                  by locking in the value of an
                              .Derivatives used for risk          investment ahead of time
                               management may not have
                               the intended effects and may      .Hedges that correlate well
                               result in losses or missed         with an underlying position
                               opportunities                      can increase or enhance
                                                                  investment income or capital
                              .The other party to a               gains at low cost
                               derivatives contract could
                               default

                              .Derivatives can increase
                               share price volatility and
                               derivatives that involve
                               leverage could magnify losses

                              .Certain types of derivatives
                               involve costs to the Fund that
                               can reduce returns

----------------------------------------------------------

COLLATERALIZED DEBT           .The CDO's underlying              .Greater diversification than
OBLIGATIONS (CDOs)             obligations may not be             direct investment in debt
Up to 5% of investable assets  authorized investments for         instruments
                               the Fund
                                                                 .May offer higher yield due to
                              .A CDO is a derivative, and is      their structure
                               subject to credit, liquidity and
                               market risks, as well as price
                               volatility

                              .Limited liquidity because of
                               transfer restrictions and lack
                               of an organized trading
                               market




20  Visit our website at www.jennisondryden.com

% of Fund's Assets       RISKS                               POTENTIAL REWARDS

CREDIT-LINKED SECURITIES .The issuer of the credit-linked    .Regular stream of payments
Up to 15%                 security may default or
                          become bankrupt                    .Greater diversification than
                                                              direct investments in assets
                         .Credit risk of the corporate
                          credits underlying the credit      .May offer higher yields due to
                          default swaps                       their structure

                         .Typically privately negotiated
                          transactions, resulting in
                          limited liquidity or no liquidity

                         .See market risk described
                          above under "Fixed-income
                          obligations" and prepayment
                          risk described above under
                          "Mortgage-related securities"

----------------------------------------------------------

U.S. GOVERNMENT          .Limits potential for capital       .May preserve the Fund's
SECURITIES                appreciation                        assets
Up to 60%
                         .See market risk, credit risk       .A source of regular interest
                          and interest rate risk              income
                          described above under
                          "Fixed-income obligations"         .Generally more secure than
                                                              lower quality debt securities
                         .Some are not insured or             and equity securities
                          guaranteed by the U.S.
                          government, but only by the        .Principal and interest may be
                          issuing agency, which must          guaranteed by the U.S.
                          rely on its own resources to        government
                          repay the debt

----------------------------------------------------------

MONEY MARKET             .Limits potential for capital       .May preserve the Fund's
INSTRUMENTS               appreciation and achieving          assets
Up to 35% under normal    the Fund's investment
circumstances             objective
Up to 100% temporarily
                         .Credit risk--the risk that the
                          default of an issuer would
                          leave the Fund with unpaid
                          interest or principal

                         .Market risk--the risk that the
                          market value of an
                          investment may move up or
                          down. Market risk may affect
                          an industry, a sector or the
                          market as a whole

----------------------------------------------------------

ILLIQUID SECURITIES      .May be difficult to value          .May offer a more attractive
Up to 15% of net assets   precisely                           yield or potential for growth
                                                              than more widely traded
                         .May be difficult to sell at the     securities
                          time or price desired


                                               Dryden Active Balanced Fund  21

How the Fund is Managed

BOARD OF DIRECTORS
The Company's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077


Under a management agreement with the Company, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 2003, the Fund paid PI management fees of .65% of the Fund's average daily net assets.



PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108 billion.


Subject to the supervision of the Board of the Company, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER
Prudential Investment Management, Inc. (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address

22  Visit our website at www.jennisondryden.com

is Gateway Center Two, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

PORTFOLIO MANAGERS
J. Scott, Ph.D., is a Senior Managing Director of Prudential Investments Quantitative Management, a unit of PIM. He has been a portfolio manager for the Fund since June 1998. Dr. Scott, along with M. Stumpp, Ph.D., manages the equity portion of the Fund and is responsible for determining the Fund's overall balanced strategy. Dr. Scott has managed balanced and equity portfolios for Prudential's pension plans and institutional clients since 1987. He received a B.A. from Rice University and an M.S. and Ph.D. from Carnegie Mellon University.


M. Stumpp, Ph.D., a Senior Managing Director of PIM, has been a portfolio manager for the Fund since June 1998. Dr. Stumpp chairs the Quantitative Management Group's Investment Policy Committee and is responsible for its model portfolio. Dr. Stumpp developed and oversees the methodology underlying the group's actively managed equity portfolios. Dr. Stumpp has managed mutual fund portfolios since 1995 and has managed investment portfolios for over 14 years. Dr. Stumpp received a B.A. from Boston University and an M.A. and Ph.D. from Brown University.


In addition, PIM's Fixed Income Liquidity Team (the Team), headed by Peter Cordrey, is primarily responsible for overseeing the day-to-day management of the fixed-income portion of the Fund. The Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Fixed Income Investment Policy Committee and the Fund's investment restrictions and policies. In addition, a credit research team of analysts supports the Team using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Class A, Class B and Class C shares are subject to an annual 12b-1 fee of .30%, 1% and 1%, respectively. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                                               Dryden Active Balanced Fund  23

Fund Distributions and Tax Issues


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends and realized net capital gains, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account
(IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.



Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.


The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to shareholders--typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed whether or not they are reinvested in the Fund.



The Fund also distributes any realized net capital gains to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15%, but if the Fund holds the security for one year or less, any gain is treated as short-term capital gain which is taxed at ordinary income rates of up to 35%. Different rates apply to corporate shareholders.



Under recently enacted legislation, certain dividends received by individuals and other non-corporate shareholders may be eligible for the maximum 15% tax rate applicable for long-term capital gain. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.


24  Visit our website at www.jennisondryden.com

For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.



Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out,

                                               Dryden Active Balanced Fund  25

Fund Distributions and Tax Issues

the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which

---------------------------------                     is subject to tax unless you hold
                                                      shares in a qualified or tax-deferred
----------------------------------------------------- plan or account. The amount of tax
                       +$   CAPITAL GAIN              you pay depends on how long you
                            (taxes owed)              owned your shares and when you
$ RECEIPTS                                            bought them. If you sell shares of
  FROM SALE                 OR                        the Fund for a loss, you may have a
                                                      capital loss, which you may use to
                       -$   CAPITAL LOSS              offset certain capital gains you have.
                            (offset against gain)
-----------------------------------------------------

---------------------------------

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event". Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


26  Visit our website at www.jennisondryden.com

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event". This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

                                               Dryden Active Balanced Fund  27

How to Buy, Sell and Exchange Shares of
the Fund

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services

P.O. Box 8310

Philadelphia, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.


Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, investors that purchase less than $1 million of Class A shares pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other then those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge (waived when Class C Shares are purchased through certain unaffiliated brokers) and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares and Class Z shares.


When choosing a share class, you should consider the following:

.. The amount of your investment,

.. The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,

28  Visit our website at www.jennisondryden.com

.. The different sales charges that apply to each share class--Class A's front-end sales charge (or CDSC in certain circumstances) vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,



.. Whether you qualify for any reduction or waiver of sales charges,



.. The fact that if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances,



.. The fact that if you are purchasing Class C shares in an amount of $500,000 or more, you should consult with your financial adviser because another share class (such as Class A) may be more beneficial given your circumstances,


.. The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and

.. Whether you qualify to purchase Class Z shares.



See "How to Sell Your Shares" for a description of the impact of CDSCs.

                                               Dryden Active Balanced Fund  29

How to Buy, Sell and Exchange Shares of the Fund


Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                 CLASS A          CLASS B             CLASS C           CLASS Z
Minimum purchase amount/1/       $1,000           $1,000              $2,500             None
-----------------------------------------------------------------------------------------------
Minimum amount for subsequent
 purchases/1/                    $100             $100                $100               None
-----------------------------------------------------------------------------------------------
Maximum initial sales charge     5% of the public                     1% of the public
                                 offering price   None                offering price/2/  None
-----------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge
 (CDSC)/3/                       1%/4/            If sold during:     1% on sales        None
                                                  Year 1          5%  made within
                                                  Year 2          4%  18 months of
                                                  Year 3          3%  purchase/3/
                                                  Year 4          3%
                                                  Years 5/6       1%
                                                  Year 7          0%
-----------------------------------------------------------------------------------------------
Annual distribution and service
 (12b-1) fees shown as a
 percentage of average daily net
 assets/5/                       .30 of 1%        1%                  1%                 None
-----------------------------------------------------------------------------------------------



/1/The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see Step 4: "Additional Shareholder Services--Automatic Investment Plan."


/2/1.01% of the net amount invested. Investors who purchase Class C shares through certain unaffiliated broker-dealers may purchase Class C shares without paying the 1% initial sales charge.

/3/For more information about the CDSC and how it is calculated, see "How to
   Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."
/4/Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

/5/These distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. The Distributor of the Fund has agreed to reduce voluntarily its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. It is expected that this fee reduction will terminate on or about May 28, 2004, but may be discontinued partially or completely at any time.


30  Visit our website at www.jennisondryden.com

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


                           SALES CHARGE AS % SALES CHARGE AS %    DEALER
     AMOUNT OF PURCHASE    OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
     Less than $25,000           5.00%             5.26%           4.75%

     $25,000 to $49,999          4.50%             4.71%           4.25%

     $50,000 to $99,999          4.00%             4.17%           3.75%

     $100,000 to $249,999        3.25%             3.36%           3.00%

     $250,000 to $499,999        2.50%             2.56%           2.40%

     $500,000 to $999,999        2.00%             2.04%           1.90%

     $1 million and above*        None              None            None



*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares you will be subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


To satisfy the purchase amounts above, you can:

.. Invest with an eligible group of investors who are related to you,

.. Buy Class A shares of two or more Prudential mutual funds at the same time,


.. Use your Rights of Accumulation, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received for shares of those funds in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation),



.. Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months.


The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

                                               Dryden Active Balanced Fund  31

How to Buy, Sell and Exchange Shares of the Fund


Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


.. Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or


.. Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors may pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.


Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Wachovia Securities, LLC (Wachovia Securities), or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:



.. Purchase your shares through an account at Wachovia Securities,



.. Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation (Pruco), or


.. Purchase your shares through another broker.

32  Visit our website at www.jennisondryden.com

This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.

QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


.. Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or


.. Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:


.. Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,



.. Current and former Directors/Trustees of the JennisonDryden or Strategic
  Partners mutual funds (including the Company), and


.. Prudential, with an investment of $10 million or more.

                                               Dryden Active Balanced Fund  33

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

How to Buy, Sell and Exchange Shares of the Fund



PAYMENTS TO THIRD PARTIES

In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation: it's

34 Visit our website at www.jennisondryden.com the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).


The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market. The fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price.



We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign markets are open, even though the value of the Fund's foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.


Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of mutual funds daily.

What Price Will You Pay for Shares of the Fund?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge

                                               Dryden Active Balanced Fund  35

How to Buy, Sell and Exchange Shares of the Fund

(unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

36  Visit our website at www.jennisondryden.com

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.



When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19101

                                               Dryden Active Balanced Fund  37

How to Buy, Sell and Exchange Shares of the Fund


Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An eligible guarantor institution includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


.. Amounts representing shares you purchased with reinvested dividends and distributions,


.. Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and


.. Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).

38  Visit our website at www.jennisondryden.com

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.


WAIVER OF THE CDSC--CLASS A SHARES


The Class A CDSC is waived for all Class A investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase, other than those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. The Class A CDSC does not apply to investors that purchase less than $1 million of Class A shares.


WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:


.. After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,


.. To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

                                               Dryden Active Balanced Fund  39

How to Buy, Sell and Exchange Shares of the Fund


.. On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

40  Visit our website at www.jennisondryden.com

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19101


There is no sales charge for such exchanges. However, if you exchange--and then sell--Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.


Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional

                                               Dryden Active Balanced Fund  41

How to Buy, Sell and Exchange Shares of the Fund

information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."



FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares--Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

42  Visit our website at www.jennisondryden.com

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular training on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


                                               Dryden Active Balanced Fund  43

Financial Highlights


The financial highlights below are intended to help you evaluate the Fund's financial performance for the five most recent fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.



A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.



CLASS A SHARES


The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS A SHARES (fiscal years ended 9-30)


PER SHARE OPERATING
PERFORMANCE                               2003/3/   2002/2/      2001     2000     1999
Net asset value, beginning of year:         9.60  $  11.08  $  13.76  $ 13.25  $ 13.29
Income from investment operations:
Net investment income                        .12       .18       .44      .38      .31
Net realized and unrealized gain (loss)
 on investment transactions                 1.96     -1.37     -2.31     1.10     1.69
Total from investment operations            2.08     -1.19     -1.87     1.48     2.00
---------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income        -.21      -.29      -.38     -.28     -.30
Distributions from net realized gains         --        --      -.43     -.69    -1.74
Total distributions                         -.21      -.29      -.81     -.97    -2.04
Net asset value, end of year            $  11.47  $   9.60  $  11.08  $ 13.76  $ 13.25
Total return/1/                            21.91%   -11.18%   -14.40%   11.56%   16.07%
---------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                  2003/3/   2002/2/      2001     2000     1999
Net assets, end of year (000):          $410,597  $369,410  $474,409  $16,444  $10,397
Average net assets (000)                $385,242  $461,051  $456,359  $13,248  $ 6,918
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees/4/                    1.11%     1.11%     1.21%    1.30%    1.41%
Expenses, excluding distribution and
 service (12b-1) fees                        .86%      .86%      .96%    1.05%    1.16%
Net investment income                       1.12%     1.51%     2.21%    2.76%    2.29%
For Class A, B, C and Z shares:
Portfolio turnover rate                      212%      215%      134%     243%     230%
---------------------------------------------------------------------------------------


/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

/2/Effective October 1, 2001, the Fund has adopted the provisions of the AICPA
   Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.


/3/Calculations are based on average shares outstanding during the year.


/4/During each period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.


44  Visit our website at www.jennisondryden.com

CLASS B SHARES


The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS B SHARES (fiscal years ended 9-30)


PER SHARE OPERATING
PERFORMANCE:                         2003/3/   2002/2/      2001     2000     1999
Net asset value, beginning of year $   9.56  $  11.00  $  13.68  $ 13.17  $ 13.22
Income from investment operations:
Net investment income                   .04       .10       .40      .27      .19
Net realized and unrealized gain
 (loss) on investment
 transactions                          1.95     -1.36     -2.35     1.11     1.69
Total from investment operations       1.99     -1.26     -1.95     1.38     1.88
----------------------------------------------------------------------------------
Less distributions:
Dividends from net investment
 income                                -.13      -.18      -.30     -.18     -.19
Distributions from net realized
 gains                                   --        --      -.43     -.69    -1.74
Total distributions                    -.13      -.18      -.73     -.87    -1.93
Net asset value, end of year          11.42  $   9.56  $  11.00  $ 13.68  $ 13.17
Total return/1/                       20.96%   -11.73%   -14.99%   10.78%   15.12%
----------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:            2003/3/   2002/2/      2001     2000     1999
Net assets, end of year (000)      $104,308  $124,201  $181,313  $18,648  $10,979
Average net assets (000)           $113,112  $169,928  $225,621  $13,794  $ 7,018
Ratios to average net assets:
Expenses, including distribution
 and service (12b-1) fees              1.86%     1.86%     1.96%    2.05%    2.16%
Expenses, excluding distribution
 and service (12b-1) fees               .86%      .86%      .96%    1.05%    1.16%
Net investment income                   .38%      .77%     1.55%    2.01%    1.54%
----------------------------------------------------------------------------------


/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

/2/Effective October 1, 2001, the Fund has adopted the provisions of the AICPA
   Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.


/3/Calculations are based on average shares outstanding during the year.


                                               Dryden Active Balanced Fund  45

Financial Highlights


CLASS C SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.



CLASS C SHARES (fiscal years ended 9-30)



PER SHARE OPERATING
PERFORMANCE:                      2003/3/   2002/2/     2001    2000    1999
Net asset value, beginning of
 year                            $  9.56   $ 11.00  $ 13.68  $13.17  $13.22
Income from investment
 operations:
Net investment income                .04       .08      .32     .27     .19
Net realized and unrealized gain
 (loss) on investment
 transactions                       1.95     -1.34    -2.27    1.11    1.69
Total from investment operations    1.99     -1.26    -1.95    1.38    1.88
----------------------------------------------------------------------------
Less distributions:
Dividends from net investment
 income                             -.13      -.18     -.30    -.18    -.19
Distributions from net realized
 gains                                --        --     -.43    -.69   -1.74
Total distributions                 -.13      -.18     -.73    -.87   -1.93
Net asset value, end of year     $ 11.42   $  9.56  $ 11.00  $13.68  $13.17
Total return/1/                    20.96%   -11.73%  -14.99%  10.78%  15.12%
----------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:         2003/3/   2002/2/     2001    2000    1999
Net assets, end of year (000)    $12,655   $11,268  $16,423  $2,893  $1,117
Average net assets (000)         $12,132   $15,577  $14,019  $1,741  $  674
Ratios to average net assets:
Expenses, including distribution
 and service (12b-1) fees           1.86%     1.86%    1.96%   2.05%   2.16%
Expenses, excluding distribution
 and service (12b-1) fees           .86 %      .86%     .96%   1.05%   1.16%
Net investment income                .37%      .76%    1.43%   2.02%   1.54%
----------------------------------------------------------------------------


/1/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

/2/Effective October 1, 2001, the Fund has adopted the provisions of the AICPA
   Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.


/3/Calculations are based on average shares outstanding during the year.


46  Visit our website at www.jennisondryden.com

CLASS Z SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS Z SHARES (fiscal years ended 9-30)


PER SHARE OPERATING PERFORMANCE:        2003   2002/2/      2001      2000      1999
Net asset value, beginning of year $   9.66  $  11.14  $  13.79  $  13.27  $  13.32
Income from investment operations:
Net investment income                   .14       .21       .35       .40       .35
Net realized and unrealized gain
 (loss) on investment transactions     1.97     -1.37     -2.17      1.12      1.68
Total from investment operations       2.11     -1.16     -1.82      1.52      2.03
------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment
 income                                -.24      -.32      -.40      -.31      -.34
Distributions from net realized
 gains                                   --        --      -.43      -.69     -1.74
Total distributions                    -.24      -.32      -.83     -1.00     -2.08
Net asset value, end of year       $  11.53  $   9.66  $  11.14  $  13.79  $  13.27
Total return/1/                       22.11%   -10.86%   -13.96%    11.87%    16.32%
------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:               2003   2002/2/      2001      2000      1999
Net assets, end of year (000)      $167,039  $166,036  $207,850  $146,516  $124,250
Average net assets (000)           $172,708  $206,376  $230,926  $137,089  $130,052
Ratios to average net assets:
Expenses, including distribution
 and service (12b-1) fees               .86%      .86%      .96%     1.05%     1.16%
Expenses, excluding distribution
 and service (12b-1) fees               .86%      .86%      .96%     1.05%     1.16%
Net investment income                  1.36%     1.76%     2.51%     2.99%     2.54%
------------------------------------------------------------------------------------


/1/Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

/2/Effective October 1, 2001, the Fund has adopted the provisions of the AICPA
   Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.


/3/Calculations are based on average shares outstanding during the year.


                                               Dryden Active Balanced Fund  47

FOR MORE INFORMATION
Please read the prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:


..MAIL                    .TELEPHONE             .WEBSITES
 Prudential Mutual        (800) 225-1852         www.jennisondryden.com
 Fund Services LLC        (732) 482-7555 (from   www.strategicpartners.com
 PO Box 8098              outside the U.S.)
 Philadelphia, PA 19101



..Outside Brokers should contact:   .TELEPHONE
 Prudential Investment Management   (800) 225-1852
 Services LLC
 PO Box 8310
 Philadelphia, PA 10101

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

..MAIL                                .ELECTRONIC REQUEST
 Securities and Exchange Commission   publicinfo@sec.gov
 Public Reference Section             Note: The SEC charges a fee to copy documents
 Washington, DC 20549-0102

..IN PERSON                                    .VIA THE INTERNET
 Public Reference Room in Washington, DC       on the EDGAR database at http//www.sec.gov
 For hours of operation, call (202) 942-8090

Additional information about the Fund can be obtained without charge and can be found in the following documents:



..STATEMENT OF ADDITIONAL     .ANNUAL REPORT               .SEMI-ANNUAL REPORT
 INFORMATION (SAI)            (contains a discussion of
 (incorporated by reference   market conditions and
 into this prospectus)        investment strategies that
                              significantly affected the
                              Fund's performance during
                              the last fiscal year)


Dryden Active Balanced Fund
    SHARE CLASS A         B         C         Z
      Nasdaq    PIBAX     PBFBX     PABCX     PABFX
      CUSIP     74437E883 74437E875 74437E867 74437E859


MF185A                                 Investment Company Act File No. 811-07343

Jennison Equity Opportunity Fund


                Formerly known as Prudential Jennison Equity Opportunity Fund



   -----------------------------------------------------------------------------
   DECEMBER 3, 2003 PROSPECTUS


                                    [GRAPHIC]



FUND TYPE
Small- to mid-capitalization stock

OBJECTIVE
Long-term growth of capital



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.



[LOGO] JennisonDryden Mutual Funds

Table of Contents


 3  RISK/RETURN SUMMARY
 3  Investment Objective and Principal Strategies
 3  Principal Risks
 4  Evaluating Performance
 6  Fees and Expenses

 8  HOW THE FUND INVESTS
 8  Investment Objective and Policies
 9  Other Investments and Strategies
13  Investment Risks

17  HOW THE FUND IS MANAGED
17  Board of Directors
17  Manager
18  Investment Adviser
18  Portfolio Managers
18  Distributor

19  FUND DISTRIBUTIONS AND TAX ISSUES
19  Distributions
20  Tax Issues
21  If You Sell or Exchange Your Shares

23  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
23  How to Buy Shares
32  How to Sell Your Shares
36  How to Exchange Your Shares
37  Telephone Redemptions or Exchanges
38  Expedited Redemption Privilege

39  FINANCIAL HIGHLIGHTS
39  Class A Shares
40  Class B Shares
41  Class C Shares
42  Class Z Shares

    FOR MORE INFORMATION (BACK COVER)


2   Visit our website at www.jennisondryden.com

We're Opportunistic Investors

In deciding which stocks to buy we emphasize projected earnings growth, attractive valuations and the risk/reward potential in the stock. This means characteristics of the stocks we own (value or under-appreciated growth prospects and small-cap or mid-cap) can change depending on where we believe the best trade-off between earnings growth and attractive valuation may be at any given time.




Risk/Return Summary


This section highlights key information about Jennison Equity Opportunity Fund, which we refer to as "the Fund." The Fund is a series of The Prudential Investment Portfolios, Inc. ("the Company"). The Company's Board of Directors (Board) approved changing the Fund's name to Jennison Equity Opportunity Fund, effective July 7, 2003. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is long-term growth of capital. We invest at least 80% of our investable assets in common stocks of established companies whose growth prospects we believe are under-appreciated by the market. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Our approach is to identify stocks that have good fundamental prospects but that are selling at what in our opinion is a depressed valuation level relative to those prospects. We look for a fundamental catalyst that we expect will improve valuation over the upcoming 12 to 18 months. The Fund may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can't guarantee success.



The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in common stocks.


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests mainly in common stocks, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. The success of the Fund depends greatly on the investment adviser's ability to identify companies whose growth prospects are under-appreciated by the market.

These holdings may be somewhat more volatile than the overall market. The Fund's holdings can vary significantly from broad market indexes, and performance of the Fund can deviate from the performance of such indexes.

The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

                                          Jennison Equity Opportunity Fund  3

Risk/Return Summary



Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

                        ANNUAL RETURNS* (CLASS A SHARES)
                                    [CHART]

                 Annual Returns

1997    1998    1999    2000     2001      2002
-----   ----    -----   -----    -----    ------
21.08%  8.25%   19.77%  32.33%   11.29%   -20.63%

BEST QUARTER:   16.51% (4th quarter of 2001)
WORST QUARTER: -18.29% (3rd quarter of 2002)



--------------------------------------------------------------------------------


*These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without a distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. The total return of the Class A shares from 1-1-03 to 9-30-03 was 14.40%.


4   Visit our website at www.jennisondryden.com

AVERAGE ANNUAL RETURNS/1/ (as of 12-31-02)
                                                   ONE YEAR FIVE YEARS    SINCE INCEPTION
Class A shares                                     -24.59%     7.56%   10.12% (since 11-7-96)
---------------------------------------------------------------------------------------------
Class C shares                                     -22.81%     7.64%   10.04% (since 11-7-96)
---------------------------------------------------------------------------------------------
Class Z shares                                     -20.42%     8.90%   11.34% (since 11-7-96)
---------------------------------------------------------------------------------------------
Class B Shares
  Return Before Taxes                              -25.18%     7.71%   10.22% (since 11-7-96)
  Return After Taxes On Distributions/2/           -25.18%     5.56%    8.08% (since 11-7-96)
  Return After Taxes on Distributions and Sale of
   Fund Shares/2/                                  -15.46%     5.58%    7.66% (since 11-7-96)
---------------------------------------------------------------------------------------------
Index (reflects no deduction for fees, expenses or taxes)
  S&P 500 Index/3/                                 -22.09%    -0.58%           N/A/3/
  Lipper Average/4/                                -17.91%     1.32%           N/A/4/
---------------------------------------------------------------------------------------------


/1/The Fund's returns are after deduction of sales charges and expenses.
   Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

/3/The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) --an unmanaged index of 500 stocks of large U.S. public companies--gives a broad look at how U.S. stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these deductions. S&P 500 Index returns since the inception of each class are 5.18%. Source: Lipper Inc.


/4/The Lipper Average is based on the average return of all mutual funds in each share class for the one year, five year and since-inception periods in the Lipper Multi-Cap Value Fund category and does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of these deductions. Lipper Average returns since the inception of each class are 5.85%. Source: Lipper Inc.


                                          Jennison Equity Opportunity Fund  5

Risk/Return Summary


FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


SHAREHOLDER FEES/1/ (paid directly from your investment)
                                                    CLASS A  CLASS B  CLASS C  CLASS Z
Maximum sales charge (load) imposed on purchases
 (as a percentage of offering price)                   5%     None       1%/2/  None
--------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase price
 or sale proceeds)                                     1%/3/    5%/4/    1%/5/  None
--------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested
 dividends and other distributions                   None     None     None     None
--------------------------------------------------------------------------------------
Redemption fees                                      None     None     None     None
--------------------------------------------------------------------------------------
Exchange fee                                         None     None     None     None
--------------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


   ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)
                                           CLASS A   CLASS B CLASS C CLASS Z
   Management fees                           .58%      .58%    .58%   .58%
   -------------------------------------------------------------------------
   + Distribution and service (12b-1) fees   .30%/6/  1.00%   1.00%   None
   -------------------------------------------------------------------------
   + Other expenses                          .32%      .32%    .32%   .32%
   -------------------------------------------------------------------------
   = Total annual Fund operating expenses   1.20%     1.90%   1.90%   .90%
   -------------------------------------------------------------------------





/1/Your broker may charge you a separate or additional fee for purchases and sales of shares.


/2/Investors who purchase Class C shares through certain unaffiliated broker-dealers may purchase Class C shares without paying the 1% initial sales charge.


/3/Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders except for those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).


/4/The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.


/5/The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


/6/The Distributor of the Fund has agreed to reduce voluntarily its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. It is expected that this fee reduction will terminate on or about May 28, 2004, but may be discontinued partially or completely at any time.


6   Visit our website at www.jennisondryden.com

EXAMPLE

This example is intended to help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                          ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
           Class A shares $    616  $    862   $    1,127 $    1,882
           ---------------------------------------------------------
           Class B shares $    693  $    897   $    1,126 $    1,955
           ---------------------------------------------------------
           Class C shares $    391  $    691   $    1,116 $    2,300
           ---------------------------------------------------------
           Class Z shares $     92  $    287   $      498 $    1,108
           ---------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                          ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
           Class A shares $    616  $    862   $    1,127 $    1,882
           ---------------------------------------------------------
           Class B shares $    193  $    597   $    1,026 $    1,955
           ---------------------------------------------------------
           Class C shares $    291  $    691   $    1,116 $    2,300
           ---------------------------------------------------------
           Class Z shares $     92  $    287   $      498 $    1,108
           ---------------------------------------------------------


                                          Jennison Equity Opportunity Fund  7

How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is long-term growth of capital. This means we seek investments that we believe will appreciate in value over time. While we make every effort to achieve our objective, we can't guarantee success. In pursuing our objective, we normally invest at least 80% of our investable assets in common stocks of established companies whose growth prospects are, in our opinion, under-appreciated by the market. These may include companies that are currently experiencing relatively poor earnings results, but that we believe are about to experience a positive change in fundamental outlook due to important changes in management philosophy, new products, industry conditions, etc. Also, in identifying attractive stocks relative to our strategy, we look for companies that may be delivering good current earnings growth, but where the market has not yet appreciated that growth and for catalysts that will drive improved valuation going forward.



Our strategy is to invest in companies that have the most attractive trade-off between good earnings growth prospects and low valuation characteristics. We want to be opportunistic in being able to identify stocks that best fit our criteria. Similarly, the portfolio may emphasize different market capitalization areas depending on market conditions. At any given time we will have a mix in the portfolio between small or medium capitalization companies.


Generally, we consider selling a security when, in the opinion of the investment adviser, it no longer has the risk/reward characteristics to make it an attractive holding given our opportunistic strategy.

PORTFOLIO TURNOVER

As a result of the strategies described above, the Fund has historically had an annual portfolio turnover rate of over 100% at times. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distribution as ordinary income rather than long-term capital gains.


For more information, see ''Investment Risks'' and the Statement of Additional Information, ''Description of the Funds, Their Investments and Risks.'' The Statement of Additional Information--which we refer to as the SAI--

Our Opportunistic Style
We generally invest in companies that have what we believe are a superior trade-off between good earnings growth prospects and attractive valuation levels. The Fund generally will hold approximately 60 to 80 stocks that we believe are most attractive on a 12 to 18 month horizon.

8   Visit our website at www.jennisondryden.com

 contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

OTHER EQUITY-RELATED SECURITIES
In addition to the common stocks of companies whose growth prospects the investment adviser believes to be underappreciated by the market, the Fund may invest up to 20% of its investable assets in other equity-related securities.

In addition to buying common stocks, we may invest in other equity-related securities. These include nonconvertible preferred stock, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures, including partnerships and joint ventures, securities of real estate investment trusts (REITs), American Depositary Receipts (ADRs) and similar securities. We also may buy convertible securities. These are securities--like bonds, corporate notes and preferred stock--that we can convert into the company's common stock or some other equity security.

FOREIGN SECURITIES
We may invest in foreign securities, including stocks and other equity-related securities and fixed-income securities of foreign issuers. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities. Up to 20% of the Fund's investable assets may be invested in foreign securities.

FIXED-INCOME SECURITIES

The Fund may invest up to 20% of its investable assets in fixed-income obligations, including corporate and noncorporate obligations such as U.S. government securities. We can invest up to 10% of net assets in debt obligations rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc. These lower-rated obligations--also known as "junk bonds"--have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. We


                                          Jennison Equity Opportunity Fund  9

How the Fund Invests


also may invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.


U.S. GOVERNMENT SECURITIES
The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt.

MONEY MARKET INSTRUMENTS
The Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 80% of the Fund's investable assets in common stocks. Money market instruments include the commercial paper of corporations; certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks; nonconvertible debt securities (corporate and government); short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and cash (foreign currencies or U.S. dollars).

REPURCHASE AGREEMENTS
The Fund also may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's total assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the equity markets are unstable.


SHORT SALES
The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do if, for example, the investment adviser

10  Visit our website at www.jennisondryden.com

thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends and interest that accrue on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make short sales "against the box". In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 25% of the Fund's net assets may be subject to short sales.

DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, swaps, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund's actual portfolio positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.



Options. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.



Futures Contracts and Related Options, Foreign Currency Forward Contracts. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Fund also may purchase futures contracts on debt securities and aggregates of debt securities. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities


                                          Jennison Equity Opportunity Fund  11

How the Fund Invests

index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.


12  Visit our website at www.jennisondryden.com

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. The investment types are listed in the order in which they normally will be used by the portfolio managers. For more information, see "Description of the Funds, Their Investments and Risks" in the SAI.


INVESTMENT TYPE


% of Fund's Assets       RISKS                             POTENTIAL REWARDS

COMMON STOCK             .Individual stocks could lose     .Historically, stocks have
At least 80%              value                             outperformed other
                                                            investments over the long
                         .The equity markets could go       term
                          down, resulting in a decline in
                          value of the Fund's              .Generally, economic growth
                          investments                       means higher corporate
                                                            profits, which lead to an
                         .Changes in economic or            increase in stock prices,
                          political conditions, both        known as capital appreciation
                          domestic and interna-
                          tional, may result in a          .May be a source of dividend
                          decline in value of the Fund's    income
                          investments

                         .Companies that pay
                          dividends may not do so if
                          they don't have profits or
                          adequate cash flow


----------------------------------------------------------

SHORT SALES              .May magnify underlying           .May magnify underlying
Up to 25% of net assets;  investment losses                 investment gains
usually less than 10%
                         .Investment costs may exceed
                          potential underlying
                          investment gains

                         .Short sales "against the box"
                          give up the opportunity for
                          capital appreciation in the
                          security



                                          Jennison Equity Opportunity Fund  13

How the Fund Invests

% of Fund's Assets              RISKS                             POTENTIAL RETURNS

FOREIGN SECURITIES              .Foreign markets, economies       .Investors can participate in
Up to 20%; usually less than     and political systems,            the growth of foreign markets
10%                              particularly those in             through the Fund's
                                 developing countries, may not     investments in companies
                                 be as stable as those in the      operating in those markets
                                 U.S.
                                                                  .May profit from changing
                                .Currency risk--changing           values of foreign currencies
                                 values of foreign currencies
                                 can cause losses                 .Opportunities for
                                                                   diversification
                                .May be less liquid than U.S.
                                 stocks and bonds

                                .Differences in foreign laws,
                                 accounting standards, public
                                 information, custody and
                                 settlement practices may
                                 result in less reliable
                                 information on foreign
                                 investments and more risk

                                .Investments in emerging
                                 market securities are subject
                                 to greater volatility and price
                                 declines

----------------------------------------------------------

DERIVATIVES                     .The value of derivatives (such   .The Fund could make money
Percentage varies; usually less  as futures, options and           and protect against losses if
than 10%                         foreign currency forward          the investment analysis
                                 contracts) that are used to       proves correct
                                 hedge a portfolio security is
                                 generally determined             .Derivatives that involve
                                 independently from that           leverage could generate
                                 security and could result in a    substantial gains at low cost
                                 loss to the Fund when the
                                 price movement of the            .One way to manage the
                                 derivative does not correlate     Fund's risk/return balance is
                                 with a change in the value of     by locking in the value of an
                                 the portfolio security            investment ahead of time

                                .Derivatives used for risk        .Hedges that correlate well
                                 management may not have           with an underlying position
                                 the intended effects and may      can reduce or eliminate
                                 result in losses or missed        investment income or capital
                                 opportunities                     gains at low cost



14  Visit our website at www.jennisondryden.com

% of Fund's Assets       RISKS                              POTENTIAL RETURNS

                         .The other party to a derivatives
                          contract could default

                         .Derivatives can increase
                          share price volatility and
                          those that involve leverage
                          could magnify losses

                         .Certain types of derivatives
                          involve costs to the Fund that
                          can reduce returns

----------------------------------------------------------

FIXED-INCOME OBLIGATIONS .The Fund's holdings, share        .Most bonds will rise in value
Up to 20%; usually less   price and total return may         when interest rates fall
than 5%                   fluctuate in response to bond
                          market movements                  .A source of regular interest
                                                             income
                         .Credit risk--the risk that the
                          default of an issuer would
                          leave the Fund with unpaid        .High-quality debt obligations
                          interest or principal. The         are generally more secure
                          lower a bond's quality, the        than stocks since companies
                          higher its potential volatility    must pay their debts before
                                                             they pay dividends
                         .Market risk--the risk that the
                          market value of an investment
                          may move down, sometimes          .Bonds have generally
                          rapidly or unpredictably.          outperformed money market
                          Market risk may affect an          instruments over the long
                          industry, a sector, or the         term, with less risk than
                          market as a whole                  stocks

                         .Interest rate risk--the risk
                          that the value of most bonds      .Investment-grade bonds have
                          will fall when interest rates      a lower risk of default than
                          rise. The longer a bond's          junk bonds
                          maturity and the lower its
                          credit quality, the more its      .Junk bonds may offer higher
                          value typically falls. It can      yields and higher potential
                          lead to price volatility,          gains than other types of
                          particularly for junk bonds        securities, including
                                                             investment-grade bonds
                         .Junk bonds have a higher risk
                          of default, tend to be less
                          liquid, are more volatile and
                          may be more difficult to value
                          than investment-grade bonds


                                          Jennison Equity Opportunity Fund  15

How the Fund Invests

% of Fund's Assets          RISKS                             POTENTIAL REWARDS

U.S. GOVERNMENT             .Limits potential for capital     .May preserve the Fund's
SECURITIES                   appreciation                      assets
Up to 20%; usually less
than 5%                     .See market risk, credit risk     .A source of regular interest
                             and interest rate risk above      income
                             under "Fixed-income
                             obligations"                     .Generally more secure than
                                                               lower-quality debt securities
                            .Some are not insured or           and equity securities
                             guaranteed by the U.S.
                             government, but only by the      .Principal and interest may be
                             issuing agency, which must        guaranteed by the U.S.
                             rely on its own resources to      government
                             repay the debt


----------------------------------------------------------

MONEY MARKET                .Limits potential for capital     .May preserve the Fund's
INSTRUMENTS                  appreciation and achieving        assets
Up to 100% on a temporary    our investment objective
basis; usually less than 5%
                            .See credit risk and market
                             risk under "Fixed-income
                             obligations"



----------------------------------------------------------

ILLIQUID SECURITIES         .May be difficult to value        .May offer a more attractive
Up to 15% of net assets;     precisely                         yield or potential for growth
usually less than 5%                                           than more widely traded
                            .May be difficult to sell at the   securities
                             time or price desired


16  Visit our website at www.jennisondryden.com

How the Fund is Managed

BOARD OF DIRECTORS

The Company's Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077


Under a management agreement with the Company, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 2003, the Fund paid PI management fees of .58% of the Fund's average net assets.



PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108 billion.



Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.


PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

                                          Jennison Equity Opportunity Fund  17

How the Fund is Managed


INVESTMENT ADVISER

Jennison Associates LLC (Jennison) is the Fund's investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of September 30, 2003, Jennison had approximately $54 billion in assets under management. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.


PORTFOLIO MANAGERS
Mark G. DeFranco, Senior Vice President of Jennison, has served as a portfolio manager of the Fund since May 2000. He has been in the investment business since 1987. Prior to joining Jennison in December 1998, Mr. DeFranco served as an analyst and portfolio manager with Pomboy Capital, as an analyst at Comstock Partners and as a member of the equity research sales division of Salomon Brothers. He earned his B.A. from Bates College and his M.B.A. from Columbia University Graduate School of Business.

Brian M. Gillott, Senior Vice President of Jennison, has served as a portfolio manager of the Fund since May 2000. Prior to joining Jennison in September 1998, he served as an analyst with Soros Fund Management and as an analyst at Goldman Sachs & Co. Mr. Gillott earned his B.S. with honors from Penn State University.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Class A, Class B and Class C shares are subject to an annual 12b-1 fee of .30%, 1% and 1%, respectively. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



18  Visit our website at www.jennisondryden.com

Fund Distributions and Tax Issues


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends and realized net capital gains, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account
(IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.



Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.


The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to share-holders--typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed whether or not they are reinvested in the Fund.



The Fund also distributes any realized net capital gains to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security --if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which is generally taxed at rates of up to 15%, but if the Fund holds the security for one year or less, any gain is treated as short-term capital gain which is taxed at ordinary income rates of up to 35%. Different rates apply to corporate shareholders.



Under recently enacted legislation, certain dividends received by individuals and other non-corporate shareholders may be eligible for the maximum 15% tax rate applicable for long-term capital gain. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received


                                          Jennison Equity Opportunity Fund  19

Fund Distributions and Tax Issues


deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.


For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.



Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


20  Visit our website at www.jennisondryden.com

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain,

------------------------------------                  which is subject to tax unless
                                                      you hold shares in a qualified
----------------------------------------------------- or tax-deferred plan or
                       +$   CAPITAL GAIN              account. The amount of tax
                            (taxes owed)              you pay depends on how
$ RECEIPTS                                            long you owned your shares
  FROM SALE                 OR                        and when you bought them.

                       -$   CAPITAL LOSS
                            (offset against gain)
-----------------------------------------------------


------------------------------------

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.


If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

                                          Jennison Equity Opportunity Fund  21

Fund Distributions and Tax Issues




Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

22  Visit our website at www.jennisondryden.com

How to Buy, Sell and Exchange Shares of the Fund

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services

P.O. Box 8310

Philadelphia, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.


Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, investors that purchase less than $1 million of Class A shares pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge (waived when Class C shares are purchased through certain unaffiliated brokers) and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares and Class Z shares.


When choosing a share class, you should consider the following:

.. The amount of your investment,

.. The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,

                                          Jennison Equity Opportunity Fund  23

How to Buy, Sell and Exchange Shares of the Fund



.. The different sales charges that apply to each share class--Class A's front-end sales charge (or CDSC in certain circumstances) vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,


.. Whether you qualify for any reduction or waiver of sales charges


.. The fact that if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances,



.. The fact that if you are purchasing Class C shares in an amount of $500,000 or more, you should consult with your financial adviser because another share class (like Class A) may be more beneficial given your circumstances,


.. The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and

.. Whether you qualify to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

24  Visit our website at www.jennisondryden.com

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                          CLASS A          CLASS B         CLASS C           CLASS Z
Minimum purchase          $1,000           $1,000          $2,500             None
 amount/1/
------------------------------------------------------------------------------------
Minimum amount for        $100             $100            $100               None
 subsequent purchases/1/
------------------------------------------------------------------------------------
Maximum initial           5% of the public None            1% of the public   None
 sales charge             offering price                   offering price/2/
------------------------------------------------------------------------------------
Contingent Deferred       1%/4/            If sold during: 1% on sales        None
 Sales Charge                              Year 1    5%    made within
 (CDSC)/3/                                 Year 2    4%    18 months of
                                           Year 3    3%    purchase/3/
                                           Year 4    2%
                                           Years 5/6  1%
                                           Year 7    0%
------------------------------------------------------------------------------------
Annual distribution and
 service (12b-1) fees
 shown as a percentage
 of average net assets/5/ .30 of 1%        1%              1%                 None
------------------------------------------------------------------------------------



/1 /The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see Step 4: "Additional Shareholder Services--Automatic Investment Plan."


/2 /1.01% of the net amount invested. Investors who purchase Class C shares through certain unaffiliated broker-dealers may purchase Class C shares without paying the 1% initial sales charge.


/3 /For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."

/4 /Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

/5/ These distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. The Distributor of the Fund has agreed to reduce voluntarily its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. This fee reduction is expected to terminate on or about May 28, 2004, but may be discontinued partially or completely at any time.


                                          Jennison Equity Opportunity Fund  25

How to Buy, Sell and Exchange Shares of the Fund


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


                           SALES CHARGE AS % SALES CHARGE AS %    DEALER
     AMOUNT OF PURCHASE    OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
     Less than $25,000           5.00%             5.26%           4.75%
     $25,000 to $49,999          4.50%             4.71%           4.25%
     $50,000 to $99,999          4.00%             4.17%           3.75%
     $100,000 to $249,999        3.25%             3.36%           3.00%
     $250,000 to $499,999        2.50%             2.56%           2.40%
     $500,000 to $999,999        2.00%             2.04%           1.90%
     $1 million and above*        None              None            None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

To satisfy the purchase amounts above, you can:

.. Invest with an eligible group of investors who are related to you,


.. Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time,



.. Use your Rights of Accumulation, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received for shares of those funds in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or



.. Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months.


The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

26  Visit our website at www.jennisondryden.com

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


.. Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or


.. Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors may pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.


Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Wachovia Securities, LLC (Wachovia Securities), or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:



.. Purchase your shares through an account at Wachovia Securities,


                                          Jennison Equity Opportunity Fund  27

How to Buy, Sell and Exchange Shares of the Fund



.. Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation (Pruco), or


.. Purchase your shares through another broker.

This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.

QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


.. Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or


.. Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

28  Visit our website at www.jennisondryden.com

Other Types of Investors. Class Z shares also can be purchased by any of the following:

.. Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

.. Current and former Directors/Trustees of the JennisonDryden or Strategic
  Partners mutual funds (including the Company), and

.. Prudential, with an investment of $10 million or more.


PAYMENTS TO THIRD PARTIES

In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."


                                          Jennison Equity Opportunity Fund  29

Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

How to Buy, Sell and Exchange Shares of the Fund

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the net asset value or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).


The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined.


This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange
(NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price.


We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign markets are open, even though the value of the Fund's foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days


30  Visit our website at www.jennisondryden.com

when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of mutual funds daily.

What Price Will You Pay for Shares of the Fund?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

                                          Jennison Equity Opportunity Fund  31

How to Buy, Sell and Exchange Shares of the Fund


Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses.

For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.



When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


32  Visit our website at www.jennisondryden.com

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


.. Amounts representing shares you purchased with reinvested dividends and distributions,

.. Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A

                                          Jennison Equity Opportunity Fund  33

How to Buy, Sell and Exchange Shares of the Fund


shares (in certain cases), six years for Class B shares and 18 months for Class
 C shares, and


.. Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.


WAIVER OF THE CDSC--CLASS A SHARES


The Class A CDSC is waived for all Class A investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase, other than those who purchase their shares from certain broker-dealers that are not affiliated with Prudential. The Class A CDSC does not apply to investors that purchase less than $1 million of Class A shares.


34  Visit our website at www.jennisondryden.com

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:


.. After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,



.. To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and


.. On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account

                                          Jennison Equity Opportunity Fund  35

How to Buy, Sell and Exchange Shares of the Fund

without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19101


There is no sales charge for such exchanges. However, if you exchange--and then sell--Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original


36  Visit our website at www.jennisondryden.com

purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.


Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."





FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares--Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


                                          Jennison Equity Opportunity Fund  37

How to Buy, Sell and Exchange Shares of the Fund


The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


38  Visit our website at www.jennisondryden.com

Financial Highlights


The financial highlights below are intended to help you evaluate the Fund's financial performance for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.



A copy of the Fund's annual report along with the Fund's audited financial statements and report of independent auditors is available, upon request, at no charge, as described on the back cover of this prospectus.


CLASS A SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS A SHARES (fiscal years ended 9-30)


PER SHARE OPERATING
PERFORMANCE                                  2003      2002      2001     2000     1999
Net asset value, beginning of year      $  11.48  $  14.03  $  14.82  $ 12.76  $ 10.98
Income from investment operations:
Net investment income                        .01    .02/b/    .07/b/      .04      .07
Net realized and unrealized gain (loss)
 on investment transactions                 2.73     -1.92       .96     3.38     2.68
Total from investment operations            2.74     -1.90      1.03     3.42     2.75
---------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income          --        --      -.05       --     -.06
Distributions from net realized gains         --      -.65     -1.77    -1.36     -.91
Total distributions                           --      -.65     -1.82    -1.36     -.97
Net asset value, end of year            $  14.22  $  11.48  $  14.03  $ 14.82  $ 12.76
Total return/a/                            23.87%   -14.59%     7.61%   29.23%   26.00%
---------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                     2003      2002      2001     2000     1999
Net assets, end of year (000)           $261,252  $205,215  $169,393  $66,117  $37,158
Average net assets (000)                $232,395  $227,305  $123,058  $43,741  $35,815
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                       1.15%     1.09%     1.13%    1.19%    1.30%
Expenses, excluding distribution and
 service (12b-1) fees/c/                     .90%      .84%      .88%     .94%    1.05%
Net investment income                        .07%      .11%      .44%     .64%     .54%
Class A, B, C and Z shares:
Portfolio turnover rate                      115%       94%      144%     145%     111%
---------------------------------------------------------------------------------------


/a/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

/b/Calculated based upon average shares outstanding during the year.


/c/During this period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.


                                          Jennison Equity Opportunity Fund  39

Financial Highlights


CLASS B SHARES


The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.



CLASS B SHARES (fiscal years ended 9-30)



PER SHARE OPERATING
PERFORMANCE                                  2003      2002      2001      2000     1999
Net asset value, beginning of year      $  11.15  $  13.74  $  14.61  $  12.68  $ 10.96
Income from investment operations:
Net investment income (loss)                -.09   -.09/b/   -.04/b/      -.02     -.03
Net realized and unrealized gain (loss)
 on investment transactions                 2.65     -1.85       .94      3.31     2.67
Total from investment operations            2.56     -1.94       .90      3.29     2.64
----------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income          --        --        --        --     -.01
Distributions from net realized gains         --      -.65     -1.77     -1.36     -.91
Total distributions                           --      -.65     -1.77     -1.36     -.92
Net asset value, end of year            $  13.71  $  11.15  $  13.74  $  14.61  $ 12.68
Total return/a/                            22.96%   -15.21%     6.76%    28.31%   24.98%
----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                     2003      2002      2001      2000     1999
Net assets, end of year (000)           $234,421  $220,609  $212,264  $108,440  $92,032
Average net assets (000)                $225,579  $272,070  $165,575  $ 96,325  $94,904
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                       1.90%     1.84%     1.88%     1.94%    2.05%
Expenses, excluding distribution and
 service (12b-1) fees                        .90%      .84%      .88%      .94%    1.05%
Net investment income (loss)                -.68%     -.63%     -.29%     -.12%    -.20%
----------------------------------------------------------------------------------------


/a/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

/b/Calculated based upon average shares outstanding during the year.


40  Visit our website at www.jennisondryden.com

CLASS C SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS C SHARES (fiscal years ended 9-30)


PER SHARE OPERATING
PERFORMANCE                                    2003      2002      2001     2000    1999
Net asset value, beginning of year         $ 11.15  $  13.74  $  14.61  $ 12.68  $10.96
Income from investment operations:
Net investment income (loss)                  -.09   -.09/b/   -.05/b/     -.01    -.02
Net realized and unrealized gain (loss) on
 investment transactions                      2.65     -1.85       .95     3.30    2.66
Total from investment operations              2.56     -1.94       .90     3.29    2.64
----------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income            --        --        --       --    -.01
Distributions from net realized gains           --      -.65     -1.77    -1.36    -.91
Total distributions                             --      -.65     -1.77    -1.36    -.92
Net asset value, end of year               $ 13.71  $  11.15  $  13.74  $ 14.61  $12.68
Total return/a/                              22.96%   -15.21%     6.76%   28.31%  24.98%
----------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                       2003      2002      2001     2000    1999
Net assets, end of year (000)              $66,683  $ 65,417  $ 58,424  $13,457  $7,636
Average net assets (000)                   $65,790  $ 78,162  $ 32,629  $ 9,977  $7,702
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                         1.90%     1.84%     1.88%    1.94%   2.05%
Expenses, excluding distribution and
 service (12b-1) fees                          .90%      .84%      .88%     .94%   1.05%
Net investment income (loss)                  -.68%     -.63%     -.36%    -.10%   -.19%
----------------------------------------------------------------------------------------


/a/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

/b/Calculated based upon average shares outstanding during the year.


                                          Jennison Equity Opportunity Fund  41

Financial Highlights

CLASS Z SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS Z SHARES (fiscal years ended 9-30)


PER SHARE OPERATING
PERFORMANCE                                2003      2002      2001     2000    1999
Net asset value, beginning of year    $  11.59  $  14.12  $  14.92  $ 12.80  $11.00
Income from investment operations:
Net investment income                      .04    .05/b/    .10/b/      .04     .09
Net realized and unrealized gain
 (loss) on investment transactions        2.75     -1.93       .97     3.44    2.69
Total from investment operations          2.79     -1.88      1.07     3.48    2.78
------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment
 income                                     --        --      -.10       --    -.07
Distributions from net realized gains       --      -.65     -1.77    -1.36    -.91
Total distributions                         --      -.65     -1.87    -1.36    -.98
Net asset value, end of year          $  14.38  $  11.59  $  14.12  $ 14.92  $12.80
Total return/a/                          24.07%   -14.34%     7.85%   29.64%  26.31%
------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA                   2003      2002      2001     2000    1999
Net assets, end of year (000)         $265,048  $208,615  $137,620  $17,092  $4,263
Average net assets (000)              $232,369  $228,798  $ 87,301  $ 8,446  $3,088
Ratios to average net assets:
Expenses, including distribution and
 service (12b-1) fees                      .90%      .84%      .88%     .94%   1.05%
Expenses, excluding distribution and
 service (12b-1) fees                      .90%      .84%      .88%     .94%   1.05%
Net investment income                      .33%      .37%      .66%     .96%    .76%
------------------------------------------------------------------------------------


/a/Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

/b/Calculated based upon average shares outstanding during the year.


42  Visit our website at www.jennisondryden.com

Notes



                                          Jennison Equity Opportunity Fund  43

Notes



44  Visit our website at www.jennisondryden.com

Notes



                                          Jennison Equity Opportunity Fund  45

Notes



46  Visit our website at www.jennisondryden.com

Notes



                                          Jennison Equity Opportunity Fund  47

FOR MORE INFORMATION
Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:


..MAIL                    .TELEPHONE             .WEBSITES
 Prudential Mutual Fund   (800) 225-1852         www.jennisondryden.com
 Services LLC             (732) 482-7555 (from   www.strategicpartners.com
 P.O. Box 8098            outside the U.S.)
 Philadelphia, PA 19101



..Outside Brokers should contact:    .TELEPHONE
 Prudential Investment Management   (800) 778-8769
 Services LLC
 P.O. Box 8310
 Philadelphia, PA 19101

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

..MAIL                                .ELECTRONIC REQUEST
 Securities and Exchange Commission   publicinfo@sec.gov
 Public Reference Section             Note: The SEC charges a fee to copy documents
 Washington, DC 20549-0102

..IN PERSON                                    .VIA THE INTERNET
 Public Reference Room in Washington, DC       on the EDGAR database at http//www.sec.gov
 For hours of operation, call (202) 942-8090

Additional information about the Fund can be obtained without charge and can be found in the following documents:



..STATEMENT OF ADDITIONAL     .ANNUAL REPORT               .SEMI-ANNUAL REPORT
 INFORMATION (SAI)            (contains a discussion of
 (incorporated by reference   market conditions and
 into this prospectus)        investment strategies that
                              significantly affected the
                              Fund's performance during
                              the last fiscal year)



Fund Symbols
    SHARE CLASS A         B         C         Z
      Nasdaq    PJIAX     PJIBX     PJGCX     PJGZX
      CUSIP     74437E503 74437E602 74437E701 74437E800


MF172A                                 Investment Company Act File No. 811-07343

                  THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

                      Statement of Additional Information

                            dated December 3, 2003



   The Prudential Investment Portfolios, Inc. (the Company) is an open-end, diversified, management investment company consisting of three series: Dryden Active Balanced Fund (Active Balanced Fund), Jennison Growth Fund (Growth Fund) and Jennison Equity Opportunity Fund (Equity Opportunity Fund) (each a Fund and, collectively, the Funds).



   The investment objective of Active Balanced Fund is to seek income and long-term growth of capital. The Active Balanced Fund seeks to achieve this objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.



   The investment objective of Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity-related securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment.



   The investment objective of Equity Opportunity Fund is long-term growth of capital. The Equity Opportunity Fund seeks to achieve this objective by investing primarily in common stocks of established companies with growth prospects believed by the Fund to be underappreciated by the market.



   Each Fund also may engage in various derivative transactions, such as using swap transactions and options on swaps (in the case of the Active Balanced
Fund), options on stocks, stock indexes and foreign currencies, entering into foreign currency exchange contracts and the purchase and sale of futures contracts on stock indexes and options thereon to hedge its portfolio and to attempt to enhance return.


   There can be no assurance that the Funds' investment objectives will be achieved. See "Description of the Funds, Their Investments and Risks."

   The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


   This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with Active Balanced Fund's Prospectus, Growth Fund's Prospectus and Equity Opportunity Fund's Prospectus, each dated December 2, 2003 (each, a Prospectus) , copies of which may be obtained, at no charge, from the Company upon request at the address or telephone number noted above. The Funds' audited financial statements for the fiscal year ended September 30, 2003 are incorporated in this SAI by reference to the Funds' 2003 annual reports to shareholders (File No. 811-07343). You may obtain a copy of a Fund's annual report at no charge by request to the Company at the address or telephone number noted above.

                               TABLE OF CONTENTS


                                                                               Page
                                                                               ----
Company History............................................................... B-3
Description of the Funds, Their Investments and Risks......................... B-3
Investment Restrictions....................................................... B-27
Management of the Company..................................................... B-29
Control Persons and Principal Holders of Securities........................... B-36
Investment Advisory and Other Services........................................ B-37
Brokerage Allocation and Other Practices...................................... B-45
Capital Shares, Other Securities and Organization............................. B-48
Purchase, Redemption and Pricing of Fund Shares............................... B-49
Shareholder Investment Account................................................ B-60
Net Asset Value............................................................... B-64
Taxes, Dividends and Distributions............................................ B-65
Performance Information....................................................... B-69
Financial Statements.......................................................... B-72
Description of Security Ratings............................................... A-1
Appendix I--General Investment Information.................................... I-1
Appendix II--Description of Proxy Voting Policies and Recordkeeping Procedures II-1


--------------------------------------------------------------------------------
MF172B

                                COMPANY HISTORY


   The Company was organized under the laws of Maryland on August 10, 1995 as a corporation. The Company changed its name from Prudential Jennison Fund, Inc. to Prudential Jennison Series Fund, Inc., effective on September 10, 1996, in connection with the offering of a second series, Prudential Jennison Growth & Income Fund (Growth & Income Fund). The existing series of the Company was redesignated Prudential Jennison Growth Fund (Growth Fund). On August 27, 1997, the Company added a third series, Prudential Jennison Active Balanced Fund. Prudential Jennison Active Balanced Fund did not commence operations until January 23, 1998, when it acquired the assets of Prudential Active Balanced Fund, a series of Prudential Index Series Fund. On May 29, 1998, the Company changed its name to The Prudential Investment Portfolios, Inc., in connection with the replacement of Prudential Jennison Active Balanced Fund's investment adviser and Prudential Jennison Active Balanced Fund's name was changed to Prudential Active Balanced Fund (Active Balanced Fund). On May 30, 2000, the Growth & Income Fund changed its name to the Prudential Jennison Equity Opportunity Fund (Equity Opportunity Fund). Each series of the Company is referred to herein as a "Fund." On July 7, 2003, Active Balanced Fund, Equity Opportunity Fund and Growth Fund changed their names to Dryden Active Balanced Fund, Jennison Equity Opportunity Fund and Jennison Growth Fund, respectively. The Board has approved changing the name of Dryden Active Balanced Fund to Dryden Active Allocation Fund, effective on or about December 8, 2003.


             DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

   Classification. The Company is an open-end, diversified, management investment company consisting of three series. Each series operates as a separate fund with its own investment objectives and policies.


   Investment Strategies, Policies and Risks. The investment objective of the Active Balanced Fund is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. The investment objective of the Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity-related securities (such as common stock, nonconvertible preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment. The investment objective of the Equity Opportunity Fund is long-term growth of capital. The Equity Opportunity Fund seeks to achieve its objectives by investing at least 80% of its investable assets in common stocks of established companies with growth prospects believed by the Fund to be underappreciated by the market. While the principal investment policies and strategies for seeking to achieve a Fund's objective are described in its Prospectus, a Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in trying to achieve its objective. A Fund may not succeed in achieving its objective and you could lose money.


   The term "investment adviser" refers, in the case of Growth Fund and Equity Opportunity Fund, to Jennison Associates LLC (Jennison), and in the case of Active Balanced Fund, to Prudential Investment Management, Inc. (PIM). See "Management of the Company" below.

Equity-Related Securities


   Each Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts (ADRs) and American Depositary Shares (ADSs), and warrants and rights exercisable for equity securities.


   ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs or ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (2) issuers whose securities are represented by ADRs or ADSs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.


Convertible Securities


   A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a certain quantity of the common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

   In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Each Fund may invest in these types of convertible securities.

   The Growth Fund may invest in convertible securities which are rated investment grade or in unrated securities of comparable quality. The Equity Opportunity Fund may invest in convertible securities which are rated below investment grade or in unrated securities of comparable quality. The Active Balanced Fund may invest in convertible securities which are rated below investment grade or in unrated securities of comparable quality.

U.S. Government Securities

   U.S. Treasury Securities. Each Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

   Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. Each Fund may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government except that the Equity Opportunity Fund does not intend to invest in mortgage-related securities. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which a Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

   Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

Mortgage-Related Securities

   The Active Balanced Fund and the Growth Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages, issued by the U.S. government or an issuing agency or instrumentality which guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of a Fund's shares. The Active Balanced Fund also may invest in mortgage-backed securities issued by private entities. Mortgage-backed securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. A Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

   The Active Balanced Fund and the Growth Fund may invest in both adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and fixed-rate mortgage securities
(FRMs), which are collateralized by fixed-rate mortgages.

   Private mortgage-backed securities in which the Active Balanced Fund may invest represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies.

   The Active Balanced Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously was customary. As new types of mortgage-backed securities are developed and offered to investors, the Active Balanced Fund, consistent with its investment objective and policies, will consider making investments in those new types of securities.

   The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

   Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

   Government stripped mortgage-related interest only (IOs) and principal only
(POs) securities in which the Growth Fund and Active Balanced Fund may invest are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Fund will acquire IOs and POs only if, in the opinion of the Fund's investment adviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. Each Fund will treat IOs and POs that are not U.S. government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 15% of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. government, the investment adviser, subject to the supervision of the Board of Directors, may determine that such securities are liquid, if it determines the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

   Investment in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in the Fund not fully recovering its initial investment in an IO.

Collateralized Mortgage Obligations

   The Growth Fund and the Active Balanced Fund also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs), and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

   In reliance on Securities and Exchange Commission (SEC or Commission) rules and orders, a Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs ), are not subject to the limitations of the Investment Company Act of 1940, as amended (1940 Act) on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (iv) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Backed Securities

   The Active Balanced Fund may invest in asset-backed securities that represent either fractional interests or participations in pools of leases, retail installment loans or revolving credit receivables held by a trust or limited purpose finance subsidiary. Such asset-backed securities may be secured by the underlying assets (such as certificates for automobile receivables) or may be unsecured (such as credit card receivable securities). Depending on the structure of the asset-backed security, monthly or quarterly payments of principal and interest or interest only are passed through or paid through to certificate holders. Asset-backed securities may be guaranteed up to certain amounts by guarantees, insurance or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool.

   Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities' weighted average life and reduce their overall return to certificate holders. On the other hand, asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities often do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.

   Unlike traditional fixed-income securities, interest and principal payments on asset-backed securities are made more frequently, usually monthly, and principal may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Fund may invest in other asset-backed securities that may be developed in the future.


   The Active Balanced Fund is also permitted to invest up to 15% of its net assets plus any borrowings for investment purposes ("investable assets") in credit-related asset-backed securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including, in some cases, junk bonds (see "Description of the Funds, Their Investments and Risks--"Lower-Rated and Unrated Debt Securities" for risks associated with junk bonds).



   These asset-backed securities often have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Fund bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.


   Types of Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and
(ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.


Collateralized Debt Obligations (CDOs)



   The Active Balanced Fund may invest up to 5% of its investable assets in collateralized debt obligations (CDOs). In a typical CDO investment, the Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures and swaps (including credit default swaps). The cash flows generated by the collateral are used to pay interest and principal to the Fund.



   The portfolio underlying the CDO security is subject to investment guidelines. However, if the Fund invests in a CDO, it cannot monitor the underlying obligations of the CDO and is subject to the risk that the CDO's underlying obligations may not be authorized investments for the Fund.



   In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as price volatility. The market value of the underlying securities at any time will vary, and may vary substantially, from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition of the underlying securities, or in the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to the Fund.



   The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.



Credit-Linked Securities



   The Active Balanced Fund may invest up to 15% of its investable assets in credit-linked securities. Credit-linked securities are securities with one or more embedded credit default swaps on corporate credits, which allow issuers of the securities to transfer the specific credit risk of the asset referenced in the credit default swaps(s) to credit investors. Credit-linked securities are structured so that the coupon or price of a credit-linked security is linked to the performance of the reference asset or assets and the principal or coupon on the security is paid or repaid contingent on the occurrence of a specified credit event or at maturity.



   Credit-linked securities are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.



   Credit-linked securities are also subject to the credit risk of the referenced corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund's principal investment would be reduced by the corresponding face value of the defaulted security.



   The market for credit-linked securities is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of credit-linked securities. In certain cases, a market price for a credit-linked security may not be available.


   See "Description of the Funds, Their Investments and Risks--Swap Transactions" for a description of additional risks associated with credit default swaps.


Custodial Receipts

   The Active Balanced Fund may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities.

   There are a number of risks associated with investments in custodial receipts. Although typically under the terms of a custodial receipt, the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Liquidity Puts

   The Active Balanced Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

   Consistent with its investment objective, the Active Balanced Fund may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the investment adviser for the Fund revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the Fund's investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund.

   These instruments are not deemed to be "put options" for purposes of the Active Balanced Fund's investment restriction.

Lower-Rated and Unrated Debt Securities


   The Active Balanced Fund and the Equity Opportunity Fund may invest, to a limited extent, in lower-rated and unrated debt securities. Non-investment-grade fixed-income securities are rated lower than Baa (or the equivalent rating or, if not rated, determined by the investment adviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. The Active Balanced Fund is not authorized to invest in excess of 20% of the Fund's total assets in non-investment-grade fixed-income securities. The Equity Opportunity Fund may not invest more than 10% of its net assets in non-investment-grade fixed-income securities.


   Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. An investment adviser considers both credit risk and market risk in making investment decisions for a Fund.

   Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

   Lower-rated fixed-income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed-income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

Foreign Securities

   Each Fund is permitted to invest in foreign corporate and government securities. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

   A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

Risk Factors and Special Considerations of Investing in Foreign Securities

   Foreign securities involve certain risks, which should be considered carefully by an investor in any Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possible imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

   Additional costs could be incurred in connection with the Funds' international investment activities. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

   If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' securities denominated in that currency. Such changes also will affect the Funds' income and distributions to shareholders. In addition, although a Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. A Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

Special Risks of Emerging Markets and Developing Countries

   Shareholders should be aware that investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.


Special Considerations of Investing in Euro-Denominated Securities



   Beginning July 1, 2002, the euro became the sole legal tender of the participating member states of the European Monetary Union. The adoption by the participating member states of the euro has eliminated the substantial currency risk among participating member states that formerly used a currency unique to each member, and will likely affect the investment process and considerations of a Fund's investment adviser. To the extent a Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.


   The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact a Fund's investments.

Risk Management and Return Enhancement Strategies


   Each Fund also may engage in various strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. A Fund, and thus its investors, may lose money if the Fund is unsuccessful in its use of these strategies. These strategies currently include the use of options, foreign currency forward contracts and futures contracts, and options thereon. The Active Balanced Fund also may purchase and sell currency spot contracts and enter into swaps and options on swaps. A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. The investment advisers do not intend to use all of these instruments or strategies to the full extent permitted unless it is believed that doing so will help a Fund achieve its objectives. New financial products and risk management techniques continue to be developed and a Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies.


Options on Securities


   An option is covered if, in the case of a call option written by a Fund, the Fund (i) owns the underlying securities subject to the option, (ii) owns an option to purchase the underlying securities having a strike price equal to or less than the strike price of the call option written and an expiration date not earlier than the expiration date of the call option written or (iii) maintains with its custodian for the term of the option a segregated account consisting of cash or liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities. With respect to a put written by a Fund, the put would be covered if the Fund segregated cash or liquid assets equivalent to the amount, if any, that the put is in-the-money.

   Each Fund may purchase and write (that is, sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   A call option written by a Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written. A Fund may also write a call option or write a put option if it maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with its Custodian. A Fund may also write a put option if it holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

   If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

   A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund holds the underlying security by appreciation of the underlying security owned by the Fund.

   A Fund may also purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes, as described below.

Options on Securities Indexes

   In addition to options on securities, each Fund may also purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indexes are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

   The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

   Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Risks of Transactions in Options

   An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

Risks of Options on Indexes

   A Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

   Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

   The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

Special Risks of Writing Calls on Indexes

   Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indexes only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options."

   Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when a Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank in amounts not exceeding 33 1/3% of the Fund's total assets pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

   When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Fund would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

   If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Risks Related to Foreign Currency Forward Contracts

   Each Fund may enter into foreign currency forward contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

   Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Fund enters into a hedging transaction as described above, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts (less the value of the covering positions, if any). The assets segregated will be marked-to-market daily, and if the value of the assets segregated declines, additional cash or other liquid assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitments with respect to such contracts.

   A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

   It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

   If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   Each Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

   Although a Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Foreign Currency Strategies--Special Considerations


   The Active Balanced Fund may invest in foreign currency exchange swaps. The Active Balanced Fund may use options on foreign currencies, futures on foreign currencies, options on futures contracts on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.


   The Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Fund's investment adviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

   The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

   Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might by required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Futures Contracts

   As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, a Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Equity Opportunity Fund may purchase futures contracts on debt securities, including U.S. government securities, aggregates of debt securities, stock indexes and foreign currencies. The Growth Fund may purchase futures contracts on stock indexes and foreign currencies. The Active Balanced Fund may purchase futures contracts on equity and debt securities, foreign currencies, stock indexes and interest rate indexes and options thereon.

   A Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, a Fund may sell a futures contract. If declining interest rates are anticipated, a Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

   When a Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and a Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or other liquid assets, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

Risks of Transactions in Futures Contracts

   There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indexes, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction.

   Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. Currently, index futures contracts are available on various U.S. and foreign securities indexes.

   Successful use of futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If a Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

   The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Options on Futures Contracts


   An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indexes, options are traded on futures contracts for various U.S. and foreign stock indexes, including the S&P 500 Index and the NYSE Composite Index.


   The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options


   Each Fund may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as the Fund is obligated as a writer. A Fund will write put options on stock indexes and foreign currencies only if they are covered by designating as segregated with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts.





   Each Fund intends to limit its futures-related investment activity so that it, and/or any applicable person associated with it, is excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the Commodity Futures Trading Commission (the "CFTC"). Each Fund will so limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule 1.3 (z)):



   (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) and/or



  (ii) the aggregate "notional value" (i.e., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that the Fund has entered into does not exceed the liquidation value of the Fund's portfolio, after taking into account profits and unrealized losses on any such contracts that the Fund has entered into (the foregoing alternative limits being the "Alternative Commodity Trading Limits"). The Alternative Commodity Trading Limits are based on provisional no-action relief issued by the Commodity Futures Trading Commission ("CFTC"). If this relief is modified or terminated, the Fund will limit its futures-related investment activity accordingly so that it will be excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the CFTC. In the event that any final rule adopted by the CFTC with respect to this exemption permits greater ability to invest in futures-related instruments, the Fund may avail itself of this relief.


   Neither Growth Fund nor Equity Opportunity Fund intends to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

   Except as described below, a Fund will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will designate as segregated on its records or with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets substantially replicating the movement of the index, in the judgment of the Fund's investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.


   If a Fund has written an option on an industry or market segment index, it will segregate on its records or with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the investment adviser, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.


   Position Limits. As described above, a Fund's futures-related investment activity will be limited in accordance with one (or both) of the Alternative Commodity Trading Limits. In addition, transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


Risks of Risk Management and Return Enhancement Strategies

   Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Taxes, Dividends and Distributions."

   The Funds will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Funds will generally purchase OTC options only if management believes that the other party to the options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close out an option or futures transaction. The inability to close out options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

Short Sales


   The Growth Fund, the Equity Opportunity Fund and the Active Balanced Fund, each, may sell a security it does not own (i.e., make short sales) in anticipation of a decline in the market value of that security. Generally, to complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sales will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will
(1), designate as segregated on its records or with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position. Up to 25% of the net assets of the Growth Fund and the Equity Opportunity Fund, and up to 5% of the total assets of the Active Balanced Fund may be subject to short sales.


   The Fund will incur a loss as a result of the short sale if the price of the security borrowed increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security borrowed declines in price between those dates. The result is the opposite of what would occur from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sales.

   Each Fund may also allocate up to 25% of its net assets to engaging in short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund's records or with its Custodian.

Repurchase Agreements

   Each Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date usually is within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

   A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, a Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.


   Each Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Forward Rolls, Dollar Rolls and Reverse Repurchase Agreements

   The Active Balanced Fund may commit up to 33 1/3% of the value of its total assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which the Fund sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the Fund forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

   Reverse repurchase agreements involve sales by the Fund of portfolio securities to a financial institution concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

   Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Fund with the proceeds of the initial sale may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligations to repurchase the securities. The staff of the Commission has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings. The Company expects that under normal conditions most of the borrowings of a Fund will consist of such investment techniques rather than bank borrowings.

   The Active Balanced Fund may enter into reverse repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the investment adviser. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Active Balanced Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase.

Lending of Securities

   Consistent with applicable regulatory requirements, a Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or other liquid assets or an irrevocable letter of credit in favor of the Fund equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

   A loan may be terminated by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

   Since voting or consent rights that accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Swap Transactions



   The Funds may enter into swaps, including equity swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or any equity index. Equity swaps are normally used to (1) initiate and maintain cross-border equity exposures either in an index or a specific stock portfolio;
(2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.



   The Active Balanced Fund may also enter into other types of swap transactions, including interest rate, total return and index, credit default and currency exchange swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Investment in each type of swap transaction is limited to 15% of the Active Balanced Fund's investable assets.



   Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on, or calculated with respect to, particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments.



   Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.



   To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.



   For purposes of applying the Fund's investment policies and restrictions (as stated in the prospectus and SAI) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.



   Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective will depend on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, although the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation, to some extent increasing the liquidity of the swap market, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

   The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements.



   The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.



   Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.



   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible contract participants", which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.



   Interest Rate Swap Transactions. The Active Balanced Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may enter into interest rate swaps for credit enhancement or to hedge its portfolio.



   The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different form those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.



   The Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund anticipates buying. If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.



   The Fund may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.



   Credit Default Swap Transactions. The Active Balanced Fund may enter into credit default swap transactions. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.



   The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities they hold, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.



   Total Return and Index Swaps. The Active Balanced Fund may enter into total return and index swaps. Total return and index swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, the Fund can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby the Fund receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the 3-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.



   Currency Exchange Swaps. The Active Balanced Fund may enter into currency exchange swaps. Currency exchange swaps may be used to exchange the returns (or differentials in rates of return) earned or realized on a particular foreign currency. The ability to enter into this type of swap transaction would be limited to the Fund's ability to invest in foreign currency-denominated securities.



   Swap Option Agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Active Balanced Fund may write (sell) and purchase put and call swap options.




Borrowing

   Each Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Active Balanced Fund also may borrow through forward rolls, dollar rolls or through reverse repurchase agreements, and also to take advantage of investment opportunities. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. No Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board of Directors.

   Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

   Each Fund may hold up to 15% of its net assets in illiquid securities. If a Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets (either within or outside of the United States). Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

   Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund also might have to register such restricted securities to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

   In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

   Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

   Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Funds' investments in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Each investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

   The staff of the Commission has taken the position, which the Funds will follow, that purchased over-the-counter (OTC) options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid.

Securities of Other Investment Companies


   Each Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies, subject to any limitations in its investment restrictions. If a Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. In addition, each Fund may purchase shares of affiliated investment companies in amounts up to 25% of their total assets and Active Balanced Fund may invest in shares of exchange-traded funds. See "Investment Restrictions" below.


Segregated Assets


   When a Fund is required to segregate assets in connection with certain portfolio transactions, it will designate as segregated with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, dollar roll transactions, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


When-Issued and Delayed Delivery Securities

   Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

Temporary Defensive Strategy and Short-Term Investments

   When adverse market or economic conditions dictate a defensive strategy, each Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, foreign government securities, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

   Each Fund also may temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

Portfolio Turnover


   As a result of the investment policies described above, each Fund may engage in a substantial number of portfolio transactions. The Growth Fund's portfolio turnover rate is not expected to exceed 100%, and the Equity Opportunity Fund's portfolio turnover rate is not expected to exceed 200%. The portfolio turnover rate generally is the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

   The portfolio turnover rates for the Funds for the fiscal years ended September 30, 2003 and 2002 were as follows:



Fund                                                              2003 2002
----                                                              ---- ----
Active Balanced.................................................. 212% 215%
Equity Opportunity............................................... 115%  94%
Growth...........................................................  64%  71%



   The Active Balanced Fund's high portfolio turnover rate was primarily the result of the inclusion of dollar roll transactions in the calculation. The Equity Opportunity Fund's high portfolio turnover rate was primarily the result of both the rebalancing of current security holdings due to market appreciation and depreciation and cash inflows and outflows and the execution of securities transactions in accordance with the Equity Opportunity Fund's investment strategies.


                            INVESTMENT RESTRICTIONS

   The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means with respect to each Fund, the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

Each Fund may not:

   1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

   2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

   3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

   4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

   5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

   6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

   Each Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

   For purposes of Investment Restriction 1, a Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

   Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

   Although not fundamental, the Funds have the following additional investment restrictions:

Each Fund may not:

   1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

   2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that the Active Balanced Fund may have up to 5% of its total assets allocated to uncovered short sales. Short sales "against-the-box" are not subject to this limitation.

   3. Make investments for the purpose of exercising control or management.

   4. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition. Each Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

   5. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs. (This restriction does not apply to Active Balanced Fund.)

   6. Purchase more than 10% of all outstanding voting securities of any one issuer.


   The Equity Opportunity Fund will provide 60 days' prior written notice to shareholders of a change in the Equity Opportunity Fund's non-fundamental policy of investing at least 80% of its investable assets in the type of investments suggested by its name.

                           MANAGEMENT OF THE COMPANY

                             Independent Directors

   Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be "interested persons" of the Fund (as defined in the 1940 Act), are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).


                                                                               Number of
                                         Term of                             Portfolios in
                             Position Office*** and                          Fund Complex+
                             with the Length of Time Principal Occupations     Overseen        Other Directorships Held by
  Name, Address** and Age    Company      Served     During Past Five Years   by Director           the Director****
  -----------------------    -------- -------------- ----------------------  ------------- -----------------------------------
David E. A. Carson (69)      Director   Since 2003   Director (January 2000       97       Director of United Illuminating
                                                     to May 2000), Chairman                and UIL Holdings,
                                                     (January 1999 to                      (Utility company) since 1993.
                                                     December 1999),
                                                     Chairman and Chief
                                                     Executive Officer
                                                     (January 1998 to
                                                     December 1998) and
                                                     President, Chairman
                                                     and Chief Executive
                                                     Officer of People's
                                                     Bank (1983-1997).

Robert E. La Blanc (69)      Director   Since 2003   President (since 1981)       107      Director of Storage Technology
                                                     of Robert E. La Blanc                 Corporation (technology) (since
                                                     Associates, Inc.                      1979), Chartered Semiconductor
                                                     (telecommunications);                 Manufacturing, Ltd. (since
                                                     formerly General                      1998), Titan Corporation
                                                     Partner at Salomon                    (electronics) (since 1995),
                                                     Brothers and                          Computer Associates
                                                     Vice-Chairman of                      International, Inc. (since 2002)
                                                     Continental Telecom,                  (software company); FiberNet
                                                     Trustee of Manhattan                  Telecom Group, Inc. (since
                                                     College.                              2003) (telecom company)
                                                                                           Director (since April 1999) of
                                                                                           The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64) Director   Since 1996   Chairman (since              99       Director of Gannett Co., Inc.,
                                                     February 2001), Chief                 Director of Continental Airlines,
                                                     Executive Officer                     Inc., (since May 1993), Director of
                                                     (since June 2000) and                 Lockheed Martin Corp. (aerospace
                                                     President (since                      and defense) (since May 2001);
                                                     September 1997) of                    Director of The High Yield Plus
                                                     Gannett Co. Inc.                      Fund, Inc. (since 1996).
                                                     (publishing and
                                                     media); formerly Vice
                                                     Chairman (March
                                                     1984-May 2000) of
                                                     Gannett Co. Inc.

Richard A. Redeker (60)      Director   Since 1995   Management Consultant;       100      None
                                                     formerly employee of
                                                     Prudential Investments
                                                     (October 1996-December
                                                     1998); Director of
                                                     Invesmart, Inc. (since
                                                     2001) and Director of
                                                     Penn Tank Lines, Inc.
                                                     (since 1999).

                                                                          Number of
                                    Term of                             Portfolios in
                        Position Office*** and                          Fund Complex+
                        with the Length of Time Principal Occupations     Overseen    Other Directorships Held by
Name, Address** and Age Company      Served     During Past Five Years   by Director       the Director****
----------------------- -------- -------------- ----------------------  ------------- ----------------------------
Robin B. Smith (64)     Director   Since 1995   Chairman of the Board        107      Director of BellSouth
                                                (since January 2003)                  Corporation (since 1992).
                                                of Publishers Clearing
                                                House (direct
                                                marketing), formerly
                                                Chairman and Chief
                                                Executive Officer
                                                (August 1996-January
                                                2003) of Publishers
                                                Clearing House.

Stephen Stoneburn (60)  Director   Since 2003   President and Chief          105      None
                                                Executive Officer
                                                (since June 1996) of
                                                Quadrant Media Corp.
                                                (a publishing
                                                company); formerly
                                                President (June
                                                1995-June 1996) of
                                                Argus Integrated
                                                Media, Inc; Senior
                                                Vice President and
                                                Managing Director
                                                (January 1993-1995) of
                                                Cowles Business Media
                                                and Senior Vice
                                                President of Fairchild
                                                Publications, Inc.
                                                (1975-1989).

Clay T. Whitehead (65)  Director   Since 1996   President (since 1983)       104      Director (since 2000) of The
                                                of National Exchange                  High Yield Plus Fund, Inc.
                                                Inc. (new business
                                                development firm).




                             Interested Directors


                                                                                        Number of
                                          Term of                                     Portfolios in
                           Position    Office*** and                                  Fund Complex+
                           with the      Length of        Principal Occupations         Overseen        Other Directorships
Name, Address** and Age    Company      Time Served       During Past Five Years       by Director    Held by the Director****
----------------------- -------------- ------------- -------------------------------- ------------- -----------------------------
 Robert F. Gunia (56)*  Vice President  Since 1996   Chief Administrative Officer          187      Vice President and Director
                        and Director                 (since June 1999) of PI;                       (since May 1989) and
                                                     Executive Vice President and                   Treasurer (since 1999) of The
                                                     Treasurer (since January 1996)                 Asia Pacific Fund, Inc.
                                                     of PI; President (since April
                                                     1999) of Prudential Investment
                                                     Management Services LLC
                                                     (PIMS); Corporate Vice
                                                     President (since September
                                                     1997) of The Prudential
                                                     Insurance Company of
                                                     America; Director, Executive
                                                     Vice President and Chief
                                                     Administrative Officer (since
                                                     May 2003) of American
                                                     Skandia Investment Services,
                                                     Inc., American Skandia
                                                     Advisory Services, Inc.,
                                                     American Skandia Fund
                                                     Services, Inc., President (since
                                                     April 1999) of Prudential
                                                     Investment Management
                                                     Services LLC; Executive Vice
                                                     President (since March 1999)
                                                     and Treasurer (since May
                                                     2000) of Prudential Mutual
                                                     Fund Services LLC; formerly
                                                     Senior Vice President (March
                                                     1987-May 1999) of Prudential
                                                     Securities Incorporated.

                                                                                        Number of
                                        Term of                                       Portfolios in
                          Position   Office*** and                                    Fund Complex+
                          with the     Length of         Principal Occupations          Overseen      Other Directorships
Name, Address** and Age   Company     Time Served        During Past Five Years        by Director  Held by the Director****
----------------------- ------------ ------------- ---------------------------------- ------------- ------------------------

  Judy A. Rice (55)*    President     Since 2003   President, Chief Executive              102                None
                        and Director  Since 2000   Officer, Chief Operating Officer
                                                   and Officer-in-Charge (since
                                                   2003) of Prudential Investments
                                                   LLC (PI); Director, Officer-in-
                                                   Charge, President, Chief
                                                   Executive Officer and Chief
                                                   Operating Officer (since May
                                                   2003) of American Skandia
                                                   Advisory Services, Inc. and
                                                   American Skandia Investment
                                                   Services, Inc.; Director, Officer-
                                                   in-Charge, President, Chief
                                                   Executive Officer and Chief
                                                   Operating Officer (since May
                                                   2003) of American Skandia
                                                   Investment Services, Inc.;
                                                   Director, Officer-in-Charge,
                                                   President, Chief Executive
                                                   Officer (since May 2003) of
                                                   American Skandia Fund
                                                   Services, Inc.; Vice President
                                                   (since February 1999) of
                                                   Prudential Investment
                                                   Management Services LLC;
                                                   President, Chief Executive
                                                   Officer and Officer-In-Charge
                                                   (since April 2003) of Prudential
                                                   Mutual Fund Services LLC;
                                                   formerly various positions to
                                                   Senior Vice President (1992-
                                                   1999) of Prudential Securities
                                                   Incorporated; and various
                                                   positions to Managing Director
                                                   (1975-1992) of Salomon Smith
                                                   Barney; Member of Board of
                                                   Governors of the Money
                                                   Management Institute.


   Information pertaining to the Officers of the Company who are not also Directors is set forth below.

                                   Officers


                                                          Term of
                                                       Office*** and
                                   Position with         Length of                  Principal Occupations
Name, Address** and Age             the Company         Time Served                 During Past Five Years
-----------------------       ------------------------ ------------- -----------------------------------------------------
Lori E. Bostrom (41)          Secretary                 Since 2003   Vice President and Corporate Counsel (since October
                                                                     2002) of Prudential; Vice President and Assistant
                                                                     Secretary (since May 2003) of American Skandia
                                                                     Investment Services, Inc.; previously, various
                                                                     positions to Senior Counsel of The Guardian Life
                                                                     Insurance Company of America (February 1996-
                                                                     October 2002).

Marguerite E.H. Morrison (47) Chief Legal Officer and   Since 2003   Vice President and Chief Legal Officer--Mutual
                              Assistant Secretary       Since 2002   Funds and Unit Investment Trusts (since August
                                                                     2000) of Prudential; Senior Vice President and
                                                                     Secretary (since April 2003) of PI; Senior Vice
                                                                     President and Secretary (since May 2003) of
                                                                     American Skandia Investment Services, Inc.,
                                                                     American Skandia Advisory Services, Inc., and
                                                                     American Skandia Fund Services, Inc.; Vice President
                                                                     and Assistant Secretary of PIMS (since October
                                                                     2001), previously Senior Vice President and Assistant
                                                                     Secretary (February 2001-April 2003) of PI, Vice
                                                                     President and Associate General Counsel
                                                                     (December 1996-February 2001) of PI.

Maryanne Ryan (39)            Anti-Money Laundering     Since 2002   Vice President, Prudential (since November 1998);
                              Compliance Officer                     First Vice President of Prudential Securities (March
                                                                     1997-May 1998); Anti-Money Laundering Officer of
                                                                     American Skandia Investment Services, Inc.,
                                                                     American Skandia Advisory Services, Inc. and
                                                                     American Skandia Marketing, Inc.

Grace C. Torres (44)          Treasurer and Principal   Since 1998   Senior Vice President (since January 2000) of PI;
                              Financial and Accounting               Senior Vice President and Assistant Treasurer (since
                              Officer                                May 2003) of American Skandia Investment Services,
                                                                     Inc. and American Skandia Advisory Services, Inc.;
                                                                     formerly First Vice President (December 1996-
                                                                     January 2000) of PI and First Vice President (March
                                                                     1993-1999) of Prudential Securities Incorporated.

----------
* "Interested" Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Advisers (Jennison Associates LLC and/or Prudential Investment Management, Inc.) or the Distributor (Prudential Investment Management Services LLC).
** Unless otherwise noted, the address of the Directors and Officers is c/o
   Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
*** There is no set term of office for Directors and Officers. The Independent
    Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or Officer.
**** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

+ The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.



   The Company has Directors who, in addition to overseeing the actions of the Funds' Manager, Investment Advisers and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Advisers" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Company's Officers, who conduct and supervise the daily business operations of the Company. Pursuant to the Company's Management Agreement, the Board may contract for advisory and management services for the Company. Any such contract may permit the Manager to delegate certain or all of its duties under such contract to the Subadviser.


   Directors and Officers of the Company are also directors and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor.

   Pursuant to the Amended and Restated Management Agreement (the Management Agreement) with the Company, the Manager pays all compensation of Officers and employees of the Company as well as the fees and expenses of all Interested Directors.

                           Standing Board Committees


   The Company's Board of Directors (the Board) has established three standing committees in connection with governance of the Company--Audit, Nominating and Valuation.



   The Audit Committee consists of Messrs. Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Company's independent auditors, accounting policies and procedures, and other areas relating to the Company's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the auditors directly to the Company. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Company, provided that the engagement of the auditors relates directly to the operation and financial reporting of the Company. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out a proper audit. The Audit Committee met six times during the fiscal year ended September 30, 2003.



   The Nominating Committee consists of Messrs. Redeker (Chair), McCorkindale and Carson. This committee interviews and recommends to the Board persons to be nominated for election as Directors by the Company's shareholders of each of the Company's Funds and selects and proposes nominees for election by the Board between annual meetings. This committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and also recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in each of the Company's Funds, matters relating to Director compensation and expenses and compliance with the Company's retirement policy. The Nominating Committee met three times during the fiscal year ended September 30, 2003.



   The Valuation Committee consists of at least two Board members or an officer of the Company and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis. The Valuation Committee met one time with respect to each Fund during the fiscal year ended September 30, 2003. For more information about the Valuation Committee, see "Net Asset Value" below.



   In addition to the three standing committees of the Company, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Directors. Mr. La Blanc and Ms. Smith serve on the Executive Committee. Independent Directors from other funds in the Fund Complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and fund management on issues that affect multiple funds; serving as a liaison between the Boards of Directors/Trustees of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.



   The Company pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose boards the Director may be asked to serve.


   Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.

   The Company has no retirement or pension plan for its Directors.

   The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended September 30, 2003 to the Independent Directors for service on the Company's Board and the board of directors/trustees of any other investment company in the Fund Complex, for the calendar year ended December 31, 2002.


                              Compensation Table


                                           Pension or                      Total 2002 Compensation
                           Aggregate   Retirement Benefits    Estimated     From Company and Fund
                          Compensation Accrued as Part of  Annual Benefits     Complex Paid to
Name and Position         From Company   Company Expense   Upon Retirement  Independent Directors
-----------------         ------------ ------------------- --------------- -----------------------
David E. A. Carson****        None            None              None                None
Robert E. La Blanc****        None            None              None         $137,250 (20/77)***
Douglas H. McCorkindale**    $7,350           None              None         $115,000 (18/77)***
Stephen P. Munn*****         $7,350           None              None         $118,000 (23/72)***
Richard A. Redeker           $7,350           None              None         $120,500 (23/72)***
Robin B. Smith**             $7,930           None              None         $120,500 (26/69)***
Stephen Stoneburn             None            None              None         $120,250 (18/75)***
Clay T. Whitehead            $8,625           None              None         $196,750 (32/94)***

----------
* Indicates number of funds/portfolios in the Fund Complex (including the Company) to which aggregate compensation relates.

** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2002, such compensation was deferred at the election of Directors in total or in part, under the Company's deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2002, total value of deferred compensation for the calendar year amounted to approximately $58,669, and $67,374 for Mr. McCorkindale and Ms. Smith, respectively.


*** Indicates number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates. At December 31, 2002, the Fund Complex consisted of 45 funds and 117 portfolios.


**** These Directors were not members of the Company's Board as of December 31, 2002 and therefore received no compensation from the Company.


***** Effective November 30, 2003, Mr. Munn ceased being a director of the
      Company.


   Directors who are interested do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.


   The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director and, on an aggregate basis, in all registered investment companies overseen by the Director in the Fund Complex as of December 31, 2002.


                        Director Share Ownership Table

                             Independent Directors


                                                    Aggregate Dollar Range of
                                                    Equity Securities in All
                               Dollar Range of        Registered Investment
                           Equity Securities in the   Companies Overseen By
   Name of Director                Company          Director in Fund Complex
   ----------------        ------------------------ -------------------------
   David E. A. Carson                None                     None

   Robert E. La Blanc                None                 Over $100,000

   Douglas H. McCorkindale     $10,001-$50,000            Over $100,000
                                (Growth Fund)
                               $50,001-$100,000
                             (Equity Opportunity
                                    Fund)

   Stephen P. Munn             $10,001-$50,000            Over $100,000
                               (Active Balanced
                                   Fund and
                           Equity Opportunity Fund)
                                  $1-$10,000
                                (Growth Fund)

                                                 Aggregate Dollar Range of
                                                 Equity Securities in All
                            Dollar Range of        Registered Investment
                        Equity Securities in the   Companies Overseen By
     Name of Director           Company          Director in Fund Complex
     ----------------   ------------------------ -------------------------

     Richard A. Redeker      Over $100,000             Over $100,000
                             (Growth Fund)

     Robin B. Smith           $1-$10,000               Over $100,000
                             (Growth Fund)

     Stephen Stoneburn           None                  Over $100,000

     Clay T. Whitehead      $10,001-$50,000            Over $100,000
                             (Growth Fund)


                             Interested Directors


                                                Aggregate Dollar Range of
                                                Equity Securities in All
                           Dollar Range of        Registered Investment
                       Equity Securities in the   Companies Overseen By
      Name of Director         Company          Director in Fund Complex
      ---------------- ------------------------ -------------------------

      Robert F. Gunia      $10,001-$50,000            Over $100,000
                           (Active Balanced
                            Fund--Class Z
                          and Growth Fund--
                               Class Z)
                              $1-$10,000
                        (Growth Fund--Class A)

      Judy A. Rice         $10,001-$50,000            Over $100,000
                        (Active Balanced Fund)
                            Over $100,000
                            (Growth Fund)



   None of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund as of December 31, 2002.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   Directors of the Company are eligible to purchase Class Z shares of each Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


   As of November 7, 2003, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.



   As of November 7, 2003, the following shareholders owned 5% of the outstanding shares of any class of the Active Balanced Fund:



Name                                 Address               Class  No. Shares/%
----                                 --------------------- -----  ------------
Fidelity Investments Institution     100 Megellan Way KW1C   Z      999,664/6.7%
  Operations Company, Inc            Covington, KY 41015
  FIIO As Agent For Certain Employee

Prudential Retirement Services       P.O. Box 5310           Z   4,852,674/34.0%
  As Nominee For TTEE Cust300065     Scranton, PA 18505
  Prudential Trust

Prudential Retirement Services       P.O. Box 9999           Z      768,576/5.4%
  Administrator For Plan S006918     Scranton, PA 18507
  City Of Tallahassee Map Plan



   As of November 7, 2003, Wachovia Securities LLC (Wachovia Securities) was the record holder for other beneficial owners of 14,234,794 Class A shares (or 40.7% of the outstanding Class A shares), 2,416,216 Class B shares (or 26.4% of the outstanding Class B shares), 314,212 Class C shares (or 28.6% of the outstanding Class C shares), and 13,294,572 Class Z shares (or 93.0% of the outstanding Class Z shares) of the Active Balanced Fund. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.



   As of November 7, 2003, the following shareholders owned 5% of the outstanding shares of any class of the Growth Fund:



Name                                   Address                     Class   No. Shares/%
----                                   --------------------------- -----   ------------
The Manufactures Life Ins.             250 Bloor Street East         A     7,551,919/7.9%
                                       7th Floor
                                       Toronto, Ontario CANAWIE5

Prudential Retirement Services         P.O. Box 5310                 Z   25,137,303/22.2%
  As Nominee For TTEE Cust300065       Scranton, PA 18505-5310
  Prudential Trust

Prudential Retirement                  30 Scranton Office Park       Z     9,670,489/8.5%
  As Nominee Northern Trst--TTE Mutual Scranton, PA 18507
  Funds LaSalle Bank TTE--CO Stk

Bost & Co                              P.O. Box 3198                 Z   11,819,961/10.4%
  A/C KMSF2000002                      Pittsburgh, PA 15230
  FBO K-Mart 401(K) Prt Shr Plan
  Core Account
  Mutual Fund Operations

Wells Fargo Bank West NA               8515 E Orchard Rd #2T2        Z    10,261,081/9.1%
  FBO New York Metropolitan            Greenwood Village, CO 80111
  Transportation Authority C/O F
  457 & 401 (K) Deferred Comp Plan



   As of November 7, 2003, Wachovia Securities was the record holder for other beneficial owners of 50,919,358 Class A shares (or 53.1% of the outstanding Class A shares), 25,472,932 Class B shares (or 50% of the outstanding Class B shares), 6,246,557

Class C shares (or 65% of the outstanding Class C shares), and 87,002,614 Class Z shares (or 76.8% of the outstanding Class Z shares) of the Growth Fund. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.



   As of November 7, 2003, the following shareholders owned 5% of the outstanding shares of any class of the Equity Opportunity Fund:



Name                              Address                     Class  No. Shares/%
----                              --------------------------- -----  ------------
Prudential Retirement Services    P.O. Box 5310               Z     4,717,590/24.6%
  As Nominee Foe TTEE Cust300065  Scranton, PA 18505
  Prudential Trust

Wells Fargo Bank West NA          8515 E Orchard Rd #2T2      Z     3,649,612/19.1%
  FBO New York Metropolitan       Greenwood Village, CO 80111
  Transportation Authority C/O F
  457 & 401(K) Deferred Comp Plan



   As of November 7, 2003, Wachovia Securities was the record holder for other beneficial owners of 13,341,061 Class A shares (or 73.5% of the outstanding Class A shares), 11,376,741 Class B shares (or 67% of the outstanding Class B shares), 3,598,367 Class C shares (or 74.8% of the outstanding Class C shares), and 12,458,236 Class Z shares (or 65% of the outstanding Class Z shares) of the Equity Opportunity Fund. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                    INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Advisers


   The manager of the Company is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Funds, comprise the JennisonDryden or Strategic Partners mutual funds. See "How the Fund is Managed--Manager" in each Prospectus. As of September 30, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108 billion.



   PI is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden or Strategic Partners mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


   Pursuant to each Management Agreement with the Company (the Management Agreements), PI, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Company.

   PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

   PI will review the performance of all investment advisers and make recommendations to the Board of Directors with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the

Funds' transfer and dividend disbursing agent. The management services of PI for the Funds are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.


   For its services, PI receives, pursuant to the Management Agreements, fees based on a percentage of each Fund's assets. Each fee is computed daily and payable monthly. PI receives a management fee from the Growth Fund at an annual rate of .60% of the Fund's average net assets up to $300 million, .575% of the Fund's average net assets of the next $4.7 billion and .55% of the Fund's average net assets over $5 billion. PI receives a management fee from the Equity Opportunity Fund at an annual rate of .60% of the Fund's average net assets up to $300 million and .575% of the Fund's average net assets over $300 million. Prior to November 10, 2000, PI received a management fee from the Active Balanced Fund at an annual rate of .65 of 1% of the Fund's average daily net assets. Effective November 10, 2000, PI receives a management fee from Active Balanced Fund at an annual rate of .65% of the Fund's average net assets up to $1 billion and .60% of the Fund's average net assets over $1 billion.


   In connection with its management of the corporate affairs of the Company, PI bears the following expenses:

   (a) the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not affiliated persons of PI or the Company's investment advisers;

   (b) all expenses incurred by PI or by the Company in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

   (c) the fees, costs and expenses payable to any investment adviser pursuant to a Subadvisory Agreement between PI and such investment adviser
(collectively, the Subadvisory Agreements).

   Under the terms of each Management Agreement, the Company is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with PI or the Funds' investment advisers, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Fund and of pricing each Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Company, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions, (f) all taxes and corporate fees payable by the Company to governmental agencies, (g) the fees of any trade associations of which the Company may be a member, (h) the cost of stock certificates representing shares of the Company, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the Commission, including the preparation and printing of the Company's registration statements and each Fund's prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business and (m) distribution and service fees.

   Each Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.


   PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison) an indirect, wholly-owned subsidiary of Prudential, for the Growth Fund and the Equity Opportunity Fund, and a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM), also a wholly-owned subsidiary of Prudential, for the Active Balanced Fund. Under the Subadvisory Agreements, Jennison will furnish investment advisory services in connection with the management of the Growth Fund and Equity Opportunity Fund and PIM will furnish investment advisory services in connection with the management of the Active Balanced Fund, respectively. In connection therewith, Jennison and PIM are obligated to keep certain books and records of each Fund for which they serve as investment adviser. Under each Subadvisory Agreement, Jennison and PIM, respectively, subject to the supervision of PI, are responsible for managing the assets of each Fund for which they serve as investment adviser in accordance with such Fund's investment objectives, investment program and policies. Jennison and PIM determine what securities and other instruments are purchased and sold for each such Fund and are responsible for obtaining and evaluating financial data relevant to such Fund. PI continues to have responsibility for all investment advisory services pursuant to each Management Agreement.


   As discussed in each Prospectus, PI employs each investment adviser under a "manager of managers" structure that allows PI to replace the investment adviser or amend a Subadvisory Agreement without seeking shareholder approval. Under its Subadvisory Agreement with Jennison, PI compensates Jennison for its services at an annual rate of .30 of 1% of Growth Fund's and Equity Opportunity Fund's respective average daily net assets up to and including $300 million and ..25 of 1% of those Fund's respective average daily net assets in excess of $300 million. Under its Subadvisory Agreement with PI, effective November 10, 2000, PIM is reimbursed at an annual rate of .325 of 1% of Active Balanced Fund's average daily net assets up to $1 billion and .285 of 1% of Active Balanced Fund's average daily net assets in excess of $1 billion. Prior to that date, PIM was reimbursed by PI at an annual rate of .325 of 1% of Active Balanced Fund's average daily net assets.



   For the fiscal year ended September 30, 2001, PI received management fees from the Growth Fund, Equity Opportunity Fund and Active Balanced Fund in the amounts of $31,617,021, $2,424,237, and $6,025,012, respectively, of which
$13,919,100 and $1,171,407 was paid to Jennison with respect to the Growth Fund and Equity Opportunity Fund, respectively, and $1,958,130 was paid to PIM with respect to the Active Balanced Fund. For the fiscal year ended September 30, 2002, PI received management fees from the Growth Fund, Equity Opportunity Fund and Active Balanced Fund in the amounts of $23,478,855, $4,711,427, and $5,544,059, respectively, of which $10,325,589 and $2,165,838 was paid to
Jennison with respect to the Growth Fund and Equity Opportunity Fund, respectively, and $2,772,029 was paid to PIM with respect to the Active Balanced Fund. For the fiscal year ended September 30, 2003, PI received management fees from the Growth Fund, Equity Opportunity Fund and Active Balanced Fund in the amounts of $17,141,180, $4,422,763, and $4,440,767, respectively, of which $7,570,078 and $2,040,332 was paid to Jennison with respect to Growth Fund and Equity Opportunity Fund, respectively, and $2,220,384 was paid to PIM with respect to the Active Balanced Fund.



   Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the applicable Management Agreement. Each Subadvisory Agreement may be terminated by the Company, PI, PIM or Jennison, respectively, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.



   J. Scott, Ph.D. and M. Stumpp, Ph.D. manage the equity portion of the Active Balanced Fund and are responsible for determining the Fund's balanced strategy. PIM's Fixed Income Liquidity Team is primarily responsible for overseeing the fixed-income portion of the Fund. This Team is part of PIM's Fixed Income Group.



   PIM's Fixed Income Group manages approximately $156 billion for Prudential's retail investors, institutional investors, and policyholders, as of September 30, 2003. Senior Managing Director James J. Sullivan heads the Group.


   Prior to joining PIM in 1998, Mr. Sullivan was Managing Director of Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 18 years of experience in risk management, arbitrage trading, and corporate bond investing.



   The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed-income market: US and non-US government bonds and mortgages, US and non-US investment grade corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, and money market securities.


   The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment officer, the chief investment strategist and the head of risk management. The committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

   PIM's Fixed Income Liquidity Team, headed by Peter Cordrey, is primarily responsible for overseeing the day-to-day management of the fixed-income portion of the Active Balanced Fund. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Fixed Income Investment Policy Committee and the Active Balanced Fund's investment restrictions and policies. In addition, a credit research team of analysts supports the Team using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate, as noted below:


                                   Corporate


Assets Under Management: $54 billion as of September 30, 2003.



Team Leader: Steven Kellner, CFA. General Investment Experience: 17 years.



Portfolio Managers: 7. Average General Investment Experience: 13 years, which includes team members with mutual fund experience.


Sector: U.S. investment-grade corporate securities.


Investment Strategy: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.


                                  High Yield


Assets Under Management: $10 billion as of September 30, 2003.



Team Leader: Paul Appleby. General Investment Experience: 17 years.



Portfolio Managers: 6. Average General Investment Experience: 20 years, which includes team members with significant mutual fund experience.


Sector: Below-investment-grade corporate securities.

Investment Strategy: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach.

                               Emerging Markets


Assets Under Management: $3 billion as of September 30, 2003.


Team Leaders: David Bessey


General Investment Experience: 14 years.



Portfolio Managers: 1. Average General Investment Experience: 11 years, which includes team members with mutual fund experience.


Sector: Government and corporate securities issued by developing markets and countries.

Investment Strategy: Focus is on higher quality sovereign debt and currency risk and on high-grade and high yield foreign corporate and emerging market issues.

                                 Money Markets


Assets Under Management: $41 billion as of September 30, 2003.



Team Leader: Joseph Tully. General Investment Experience: 20 years.



Portfolio Managers: 9. Average General Investment Experience: 14 years, which includes team members with significant mutual fund experience.


Sector: High-quality short-term securities, including both taxable and tax-exempt instruments.

Investment Strategy: Focus is on safety of principal, liquidity and controlled risk.

Matters Considered by the Board


   The Management and Subadvisory Agreements (the Agreements) were last approved by the Directors, including all of the Independent Directors on May 28, 2003 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to each Fund, the nature and quality of the services provided under the Agreements to that Fund and the overall fairness of the Agreements to each Fund. The Board requested and evaluated reports from the Manager and investment adviser (the Adviser) that addressed specific factors designed to inform the Board's consideration of these and other issues.



   With respect to the nature and quality of the services provided by the Manager and Advisers', respectively, the Board considered the performance of each Fund in comparison to relevant market indices and the performance of peer groups of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds over the past one, three, five and ten years. With respect to the Equity Opportunity Fund, although performance has lagged certain peers in recent periods, the Board noted that longer term performance remained favorable. With respect to the Active Balanced Fund and the Growth Fund, the Board noted that long term performance has lagged certain peers, but that the Advisers provided reasonable explanations for the disappointing performance and had discussed the steps it was taking to address them. The Board considered the Manager's and each Adviser's reputation and stated intentions with respect to their respective investment management capabilities in the management of a Fund. The Board considered each of the Manager's and Advisers' stated commitment to the maintenance of effective compliance programs for each Fund and their positive compliance history, as neither the Manager nor an Adviser had been subject to any significant compliance problems. The Board also evaluated the division of responsibilities among the Manager and its affiliates and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Advisers.



   With respect to the overall fairness of the Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Adviser and their affiliates from their associations with the Funds. The Board reviewed information from independent data services about the rates of compensation paid to each Adviser, and overall expense ratios, for funds comparable in size, character and investment strategy to each Fund. The Board also considered that each Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Advisers. In concluding that the direct and indirect benefits accruing to the Manager, the Advisers and their affiliates by virtue of their relationship to each Fund were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each Fund, the Board reviewed specific data as to the Manager's and the Adviser's profit or loss on each Fund and carefully examined their cost allocation methodology. With respect to profitability, the Manager and each Adviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the management or investment advisory fees. The Board understood that neither the Manager nor the Advisers use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of the Board approval of mutual fund advisory agreements.


Principal Underwriter, Distributor and Rule 12b-1 Plans


   Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Company. See "How the Fund Is Managed--Distributor" in each Prospectus. PIMS is a subsidiary of Prudential.

   Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, and collectively, the Plans) adopted by the Company under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Company's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Class Z shares of each Fund under the Distribution Agreement with the Company, none of which are reimbursed by or paid for by any Fund.


   The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

   Under its Plans, a Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

   The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a Fund's shares and the maintenance of related shareholder accounts.


   Class A Plan. Under each Fund's Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed ..30 of 1%. The Distributor has agreed to limit voluntarily its distribution and service (12b-1) fees payable under each Class A Plan to .25 of 1% of the average daily net assets of the Class A shares. This fee reduction is expected to terminate on or about May 28, 2004, but may be discontinued partially or completely at any time.



   For the fiscal year ended September 30, 2003, the Growth Fund paid total distribution fees of $2,585,578 to PIMS under the Class A Plan. For the fiscal year ended September 30, 2003, the Equity Opportunity Fund paid total distribution fees of $580,987 to PIMS under the Class A Plan. For the fiscal year ended September 30, 2003, the Active Balanced Fund paid total distribution fees of $963,106 to PIMS under the Class A Plan. These amounts were primarily expended for the payment of account servicing fees to financial advisers and other persons who sell Class A shares of the applicable Fund. In addition, for the same period, PIMS received approximately $314,300 and $232,500, respectively, in initial sales charges with respect to the sale of Class A shares of the Growth Fund and the Equity Opportunity Fund, respectively, and PIMS received approximately $98,000 in initial sales charges with respect to the sale of Class A shares of the Active Balanced Fund.


   Class B and Class C Plans. Under each Fund's Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.

   Class B Plan. For the fiscal year ended September 30, 2003, PIMS received $6,021,049, $2,255,787 and $1,131,123 on behalf of the Growth Fund, the Equity Opportunity Fund and the Active Balanced Fund, respectively, under the Class B Plan. For the fiscal year ended September 30, 2003, PIMS spent approximately the following amounts on behalf of each such Fund.



                                                       Compensation   Approximate
                                                       to Prusec for     Total
                                                        Commission       Amount
                                 Commission             Payments to     Spent by
                                 Payments to          Representatives Distributor
                                  Financial  Overhead    and Other    on Behalf of
Fund                    Printing  Advisers    Costs      Expenses         Fund
----                    -------- ----------- -------- --------------- ------------
Growth Fund              $7,600  $1,602,100  $553,700    $778,400      $2,941,800
Equity Opportunity Fund  $7,200  $  636,800  $402,200    $317,400      $1,363,600
Active Balanced Fund     $6,300  $  289,600  $ 54,900    $252,100      $  602,900



   "Overhead" costs represents (a) the expenses of operating Wachovia Securities' and Pruco Securities LLC's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund shares.



   The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended September 30, 2003, PIMS received approximately $1,163,500, $660,900 and $170,800 in contingent deferred sales charges attributable to Class B shares of the Growth Fund, Equity Opportunity Fund and Active Balanced Fund, respectively.



   Class C Plan. For the fiscal year ended September 30, 2003, PIMS received $1,055,177, $657,898 and $121,323 on behalf of the Growth Fund, Equity Opportunity Fund and Active Balanced Fund, respectively, under the Class C Plan. For the fiscal year ended September 30, 2003, PIMS spent approximately the following amounts on behalf of each such Fund.



                                                       Compensation   Approximate
                                                       to Prusec for     Total
                                                        Commission       Amount
                                 Commission             Payments to     Spent by
                                 Payments to          Representatives Distributor
                                  Financial  Overhead    and Other    on Behalf of
Fund                    Printing  Advisers    Costs      Expenses         Fund
----                    -------- ----------- -------- --------------- ------------
Growth Fund              $1,300   $889,900   $76,000      $4,900        $972,100
Equity Opportunity Fund  $2,100   $528,000   $59,700      $9,000        $598,800
Active Balanced Fund     $  700   $ 76,200   $ 4,600      $1,100        $ 82,600



   The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. For the fiscal year ended September 30, 2003, PIMS received approximately $15,100 , $54,400 and $1,300 in contingent deferred sales charges attributable to Class C shares of the Growth Fund, Equity Opportunity Fund and Active Balanced Fund, respectively. For the fiscal year ended September 30, 2003, the Distributor also received approximately $51,200, $38,500 and $4,300 in initial sales charges in connection with the sale of Class C shares of the Growth Fund, Equity Opportunity Fund and Active Balanced Fund, respectively.


   Distribution expenses attributable to the sale of Class A, Class B and Class C shares of a Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

   The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B and Class C Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

   Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

   Pursuant to the Distribution Agreement, the Company has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.


   In addition to distribution and service fees paid by each Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Wachovia Securities) and other persons who distribute shares of the Funds (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


Fee Waivers/Subsidies


   PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. In addition, the Distributor has voluntarily agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described in each Fund's prospectus. It is anticipated that this waiver will terminate on or about May 28, 2004, but may be discontinued partially or completely at any time. Fee waivers and subsidies will increase a Fund's total return.


NASD Maximum Sales Charge Rule

   Pursuant to rules of the National Association of Securities Dealers, Inc.
(NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge of a Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers


   State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.


   Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of each Fund. PMFS is a wholly-owned subsidiary of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


   PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, served as the Company's independent auditors through the fiscal year ended September 30, 2003, and in that capacity audited the annual financial statements of each Fund through September 30, 2003. The Audit Committee of the Board and the full Board approved the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending September 30, 2004.


Codes of Ethics

   The Board of Directors of the Company has adopted a Code of Ethics. In addition, the Manager, each investment adviser and the Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about each of the Funds' investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


Description of Proxy Voting Policies and Recordkeeping Procedures



   The Board of Directors of the Company has delegated to the Manager, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Company. The Company authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (Advisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board of the Company, including any committee thereof established for that purpose.



   The Manager and the Board of Directors of the Company view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Company. Consistent with this goal, the Board of Directors views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board of Directors of the Company maintain a policy of seeking to protect the best interests of the Company should a proxy issue potentially implicate a conflict of interest between the Company and the Manager or its affiliates.



   The Manager delegates to each Fund's Advisers the responsibility for voting the Fund's proxies. Each Adviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Adviser or its affiliates. The Manager and the Board of Directors expect that the Advisers will notify the Manager and the Board of Directors at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Advisers will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission.



   A summary of the proxy voting policies of each Fund's Advisers is set forth in Appendix II of this SAI.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES


   The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Company, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes each investment adviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker).

   In the over-the-counter (OTC) markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the OTC market with an affiliated broker acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of a Fund's order.



   In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research-related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.


   When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.


   The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to a Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.


   When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.


   The allocation or orders among firms and the commission rates paid are reviewed periodically by the Company's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Company, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


   Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Company. In order for an affiliated broker to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to a Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Wachovia Securities also are subject to such fiduciary standards as may be imposed by applicable law.



   The table below sets forth information concerning payment of commissions by the Funds, including the amount of such commissions paid to Wachovia Securities, for the three years ended September 30, 2003, 2002 and 2001:



                                     Fiscal Year Ended                Fiscal Year Ended                Fiscal Year Ended
                                     September 30, 2003               September 30, 2002               September 30, 2001
                              -------------------------------  -------------------------------  -------------------------------
                               Active                Equity     Active                Equity     Active                Equity
                              Balanced   Growth    Opportunity Balanced   Growth    Opportunity Balanced   Growth    Opportunity
                                Fund      Fund        Fund       Fund      Fund        Fund       Fund      Fund        Fund
                              -------- ----------  ----------- -------- ----------  ----------- -------- ----------  -----------
Total brokerage commissions
 paid by the Funds........... $532,996 $6,077,977  $4,154,517  $528,166 $8,552,514  $3,975,442  $97,609  $9,759,814  $2,598,305
Total brokerage commissions
 paid to Wachovia
 Securities or other
 affiliated brokers..........       -- $  162,501  $   80,498        -- $  560,176  $   67,100       --  $1,012,130  $  119,211
Percentage of total brokerage
 commissions paid to
 Wachovia Securities or
 other affiliated brokers....       --       2.67%       1.94%       --       6.55%       1.69%      --       10.37%       4.59%



   Of the total brokerage commissions paid during the fiscal year ended September 30, 2003, $0, $1,378,225 and $1,307,213 (or 0%, 22.7% and 31.2%) was
paid to firms which provide research, statistical or other services to the Manager or affiliates on behalf of the Active Balanced Fund, the Growth Fund and the Equity Opportunity Fund, respectively. The Manager has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

   Each Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at September 30, 2003. As of September 30, 2003, each Fund held the following debt or equity securities in the amounts indicated:



               Equity Opportunity Fund
               -----------------------
               Edwards A.G. Inc.--Equity              $14,211,700
               Janus Capital Group--Equity            $ 8,138,922
               Mellon Financial Corp--Equity          $ 8,614,012
               Merrill Lynch & Co., Inc.--Equity      $17,980,727
               National Financial Partners--Equity    $ 4,244,400

               Growth Fund
               -----------
               Citigroup, Inc.--Equity                $72,262,280
               Goldman Sachs & Co.--Equity            $49,702,360
               Merrill Lynch & Co.--Equity            $56,072,675

               Active Balanced Fund
               --------------------
               Bear, Stearns & Co., Inc.--Equity      $ 2,782,560
               Citigroup, Inc.--Equity                $ 9,983,074
               Citigroup, Inc.--Debt                  $   705,389
               Credit Suisse First Boston Corp.--Debt $   354,132
               Goldman Sachs & Co.--Equity            $ 1,753,510
               Goldman Sachs & Co.--Debt              $   409,015
               JP Morgan Chase--Equity                $ 5,884,505
               JP Morgan Chase--Debt                  $   593,676
               Lehman Brothers, Inc.--Equity          $   379,940
               Morgan Stanley--Equity                 $ 2,306,022
               Morgan Stanley--Debt                   $ 4,239,073


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

   The Company is authorized to issue 3.25 billion shares of common stock, $.001 par value per share divided into four series and four classes, designated Class A, Class B, Class C and Class Z shares. Each class of par value shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or services fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

   Shares of each Fund, when issued, against payment in full therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of that Fund's assets after all debt and expenses of that Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

   The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

   Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

   The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


   Shares of each Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares or Class A shares in certain circumstances). Class Z shares of each Fund are offered to a limited group of investors at NAV without any sales charges. Class I shares of the Growth Fund have also been authorized but are not currently being offered to investors. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectuses.


   Each class of shares of a Fund represents an interest in the same assets of that Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (iii) each class has a different exchange privilege; (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors.

Purchase by Wire

   For an initial purchase of shares of the Company by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, fund and class elections, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: The Prudential Investment Portfolios, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and the class in which you are investing (Class A, Class B, Class C or Class Z shares).


   If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time) on a business day, you may purchase shares of a Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.



   In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Dryden Active Balanced Fund, Jennison Growth Fund or Jennison Equity Opportunity Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $1,000.

Issuance of Fund Shares for Securities


   Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the applicable Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by a Fund's investment adviser.


Specimen Price Make-up


   Under the current distribution arrangements between the Company and the Distributor, Class A shares are sold with a maximum sales charge of 5%, Class C* shares are sold with a sales charge of 1% and Class B* and Class Z shares are sold at NAV. Using the NAV at September 30, 2003, the maximum offering price of the Funds' shares is as follows:



                                                          Active           Equity
                                                         Balanced Growth Opportunity
                                                           Fund    Fund     Fund
                                                         -------- ------ -----------
Class A
Net asset value and redemption price per Class A share..  $11.47  $11.77   $14.22
Maximum sales charge (5% of offering price)**...........     .60     .62      .75
                                                          ------  ------   ------
Maximum offering price to public........................  $12.07  $12.39   $14.97
                                                          ======  ======   ======
Class B
Net asset value, offering price and redemption price per
  Class B share*........................................  $11.42  $11.00   $13.71
                                                          ======  ======   ======
Class C
Net asset value and redemption price per Class C share*.  $11.42  $11.00   $13.71
Sales charge (1% of offering price).....................     .12     .11      .14
                                                          ------  ------   ------
Offering price to public................................  $11.54  $11.11   $13.85
                                                          ======  ======   ======
Class Z
Net asset value, offering price and redemption price per
  Class Z share.........................................  $11.53  $12.03   $14.38
                                                          ======  ======   ======

          ----------

          * Class B and Class C shares are subject to a contingent deferred sales charge (CDSC) on certain redemptions.


          ** Class A shares may, in certain circumstances, be subject to a CDSC on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charges" in each Fund's Prospectus.


Selecting a Purchase Alternative


   The following is provided to assist you in determining which share class of a Fund best suits your individual circumstances and is based on current fees and expenses being charged to a Fund:


   If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

   If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

   If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

   If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


   In addition, if you purchase $1 million or more of Class A shares, you are not subject to an initial sales charge but you are subject to a 1% CDSC on shares sold within 12 months of purchase. This charge, however, is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


   If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

   Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.


   Purchase of $1 Million or More of Class A Shares. If you purchase $1 million or more of Class A shares, you will not be subject to the initial sales charge, although a CDSC may apply in certain instances, as previously noted.


   Other Waivers. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:


    . officers of the JennisonDryden or Strategic Partners mutual funds (including the Company),



    . employees of the Distributor, Wachovia Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Wachovia Securities or the Transfer Agent,



    . employees of investment advisers of the JennisonDryden or Strategic Partners mutual funds provided that purchases at NAV are permitted by such person's employer,


    . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

    .  members of the Board of Directors of Prudential,


    . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Wachovia Securities, Prusec or with the Transfer Agent,


    . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,


    . investors who have a business relationship with a financial adviser who joined Wachovia Securities from another investment firm, provided that
       (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Wachovia Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,


    . investors in Individual Retirement Accounts (IRAs), provided the purchase is made in a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,


    . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

    . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket" programs).

   Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


   Class A shares of the Growth Fund may be purchased at NAV without payment of a sales charge by (a) Wachovia Securities for deposit in a unit investment trust (Trust) which it organized and sponsored and (b) the Trust itself. Additionally, unit holders of the Trust may elect to purchase Class A shares of the Growth Fund at NAV with proceeds from cash distributions from the Trust under circumstances described in the prospectus of the Trust. At the termination date of the Trust, a unit holder may invest the proceeds from the termination of his units in shares of the Growth Fund at NAV, provided: (1) that the investment in the Fund is effected within 30 days of such termination; and (2) that the unit holder or his dealer provides the Distributor with a letter which: (a) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed; and (b) states that the investment in the Fund is being funded exclusively by the proceeds from the redemption of units of the Trust. Investment in Fund shares and reinvestments of Trust distributions shall be subject to 12b-1 fees.



   Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other JennisonDryden or Strategic Partners mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases.


   An eligible group of related Fund investors includes any combination of the following:

    .  an individual,

    .  the individual's spouse, their children and their parents,


    .  the individual's and spouse's IRA,


    . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

    . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

    . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

    . one or more employee benefit plans of a company controlled by an individual.

   Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

   The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


   Letters of Intent. Reduced sales charges are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other JennisonDryden or Strategic Partners mutual funds (Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.



   For purposes of the Letter of Intent, all shares of a Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and your broker will not be aggregated to determine the reduced sales charge.


   A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

   The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

Class B Shares

   The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

   The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of a Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

   The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares, a sales commission of up to 2% of the purchase price at the time of the sale.

Waiver of Initial Sales Charge--Class C Shares

   Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.


   Investment of Redemption Proceeds from Other Investment
Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Wachovia Securities; (2) investors purchasing shares through a COMMAND Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


   Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charges.

Class Z Shares

   Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

   Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes a Fund as an available option. Class Z shares can also be purchased by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


    . mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or


    . mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

    . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;


    . current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Company); and


    .  Prudential, with an investment of $10 million or more.

   In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation


   Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other JennisonDryden and Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the JennisonDryden and Strategic Partners mutual funds. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.


   The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

Sale of Shares


   You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time, in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.



   If you hold shares of a Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.



   If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8310, Philadelphia, Pennsylvania 19101, the Distributor, or to your broker.



   Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in each Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or

Exchanges" in each Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at
(800) 225-1852.

   Signature Guarantee.  If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


   Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.



   Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.


   Involuntary Redemption. In order to reduce expenses of a Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

   90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge


   Although not subject to an initial sales charge, investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), six years in the case of Class B shares, and 18 months in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

   The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                     Contingent Deferred Sales
                                      Charge as a Percentage
                 Year Since Purchase  of Dollars Invested or
                 Payment Made           Redemption Proceeds
                 ------------------- -------------------------
                       First........           5.0%
                       Second.......           4.0%
                       Third........           3.0%
                       Fourth.......           2.0%
                       Fifth........           1.0%
                       Sixth........           1.0%
                       Seventh......           None


   In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


   For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

   For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


   Waiver of Contingent Deferred Sales Charge--Class A Shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. This charge, however, is waived for all such Class A shareholders except for those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

   Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

   The CDSC also will be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.


   Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden mutual funds or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.


   Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

   In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

   You must notify the Company's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

                Category of Waiver              Required Documentation

      Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

      Disability--An individual will be        A copy of the Social
      considered disabled if he or she is      Security Administration
      unable to engage in any substantial      award letter or a letter
      gainful activity by reason of any        from a physician on the
      medically determinable physical or       physician's letterhead
      mental impairment which can be expected  stating that the
      to result in death or to be of           shareholder (or, in the
      long-continued and indefinite duration.  case of a trust, the grantor (a copy of the
                                               trust agreement
                                               identifying the grantor
                                               will be required as
                                               well)) is permanently
                                               disabled. The letter must
                                               also indicate the date of
                                               disability.

      Distribution from an IRA or 403(b)       A copy of the
        Custodial Account                      distribution form from
                                               the custodial firm
                                               indicating (i) the date
                                               of birth of the
                                               shareholder and (ii) that
                                               the shareholder is over
                                               age 59 and is taking a
                                               normal
                                               distribution--signed by
                                               the shareholder.

      Distribution from Retirement Plan        A letter signed by the
                                               plan
                                               administrator/trustee
                                               indicating the reason for
                                               the distribution.

      Excess Contributions                     A letter from the
                                               shareholder (for an IRA)
                                               or the plan
                                               administrator/trustee on
                                               company letterhead
                                               indicating the amount of
                                               the excess and whether or
                                               not taxes have been paid.

   The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge--Class C Shares

   Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

   Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

   Since the Company tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

   For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

   Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

   For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.


   The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of each Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

   Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

   Automatic Reinvestment of Dividends and Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.


   Exchange Privilege. The Company makes available to its shareholders the exchange privilege. The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.



   It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds, whose shares may be distributed by the Distributor.


   In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Company at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Company nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


   If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.


   If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

   You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

   In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


   Class A. Shareholders of a Fund may exchange their Class A shares for shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.


   The following money market funds participate in the Class A exchange privilege:


   Dryden California Municipal Fund

      (California Money Market Series)


   Dryden Government Securities Trust

      (Money Market Series)
      (U.S. Treasury Money Market Series)

   Dryden Municipal Series Fund

      (New Jersey Money Market Series)
      (New York Money Market Series)


   Dryden MoneyMart Assets, Inc. (Class A shares)



   Dryden Tax-Free Money Fund, Inc.



   Class B and Class C. Shareholders of a Fund may exchange their Class B and Class C shares of such Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


   Class B and Class C shares of a Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

   At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


   Class Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.



   Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (without the initial sales charge) and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any JennisonDryden or Strategic Partners mutual fund at NAV (without the initial sales charge) will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.

   Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Wachovia Securities' 401(k) Plan for which a Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.



   Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Funds' Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including each of the Funds, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


Dollar Cost Averaging

   Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


   Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,278 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university./(1)/


   The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./(2)/

       Period of Monthly Investments $100,000 $150,000 $200,000 $250,000
       ----------------------------- -------- -------- -------- --------
                 25 Years...........  $  105   $  158   $  210   $  263
                 20 Years...........     170      255      340      424
                 15 Years...........     289      433      578      722
                 10 Years...........     547      820    1,093    1,366
                 5 Years............   1,361    2,041    2,721    3,402

See "Automatic Investment Plan."
----------

/(1)/Source: The College Board. Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

/(2)/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

   Automatic Investment Plan (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

   Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

   Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class

C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at
(800) 225-1852 for more details.

   In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

   The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

   Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

   Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

   Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts


   Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.


                         Tax-Deferred Compounding/(1)/

                        Contributions Personal
                         Made Over:   Savings    IRA
                        ------------- -------- --------
                          10 years    $ 26,283 $ 31,291
                          15 years      44,978   58,649
                          20 years      68,739   98,846
                          25 years      98,936  157,909
                          30 years     137,316  244,692

----------
/(1)/The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs


   From time to time, a Fund or the Company may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


   The mutual funds in the program may be purchased individually or as part of a program. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

   A Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of shares outstanding. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. A Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of a Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


   Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Company. In accordance with procedures adopted by the Company's Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker that use information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or primary dealer. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by more than one principal market maker. Options on stock and stock indexes traded on an exchange, futures contracts and options on futures contracts are valued at their last sales prices as of the close of trading on the applicable exchange or board of trade or, if there was no sale on the applicable exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Board of Directors.


   Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or the investment adviser (or Valuation Committee or Board of Directors), does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or the investment adviser, including, as applicable, their portfolio managers, traders and its research and credit analysts and legal and compliance personnel, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the investment adviser, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Manager believes were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of one or more of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the Manager or the investment adviser, does not represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if applicable, otherwise a primary market dealer).

   Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject and the NAV of Class A shares will generally be lower than that of Class Z shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS


   Each Fund is qualified to be taxed as, intends to remain qualified to be taxed as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of a Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.



   For federal income tax purposes, the Growth Fund had a capital loss carryforward as of September 30, 2003 of approximately $1,906,965,000 of which $1,079,536,000 expires in 2010 and $827,429,000 expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Growth Fund elected to treat post-October capital and currency losses of approximately $259,584,000 and $278,000, respectively, incurred in the eleven months ended September 30, 2003 as having been incurred in the next fiscal year.



   For federal income tax purposes, the Equity Opportunity Fund has a capital loss carryforward of approximately $80,138,900 of which $613,000 expires in 2010 and $79,525,900 which expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.



   For federal income tax purposes, the Active Balanced Fund had a capital loss carryforward as of September 30, 2003 of approximately $66,754,800 of which $22,900, $16,108,500 and $50,623,400 expire in 2009, 2010 and 2011, respectively. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts. The Active Balanced Fund elected to treat post-October capital losses of approximately $8,624,900 incurred in the eleven-month period ended September 30, 2003 as having been incurred in the next fiscal year.

   Qualification and taxation of a Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (1) at least 50% of the value of the Fund's assets is represented by cash and cash items, U.S. government securities or the securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.



   Each Fund is required to distribute 98% of its qualified dividend income and ordinary income in the same calendar year in which it is earned. Each Fund also is required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.



   Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require a Fund to defer recognition of losses recognize gain or cause gain to be treated as ordinary income rather than capital gain for federal income tax purposes. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause a Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.


   Certain futures contracts and options thereon, foreign currency forward contracts and most options on stock indices (referred to as Section 1256 contracts) held by a Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last day of a Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will generally be treated as short-term capital gain or loss.

   Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

   Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss.

These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.


   Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the relevant Fund on the reinvestment date. Any gain or loss realized on the sale or redemption of shares by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the holder has a holding period greater than one year.


   Any dividends or capital gain distributions paid shortly after a purchase by an investor may have the effect of reducing the per share NAV of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or capital gain distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions may also be subject to state and local income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

   Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within the 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

   A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of such Fund.


   Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum tax rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. The Fund does not anticipate paying any dividends of qualified dividend income. Dividends of net investment income that are not designated as qualified dividend income and distributions of net short-term capital gains will be taxable to shareholders at rates applicable to ordinary income.


   Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder who is a nonresident alien individual, a foreign corporation or a foreign partnership (a foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investment in a Fund.

   Dividends received by corporate shareholders are generally eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

   Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Funds do not expect to meet the requirements of the Internal Revenue Code for "passing-through" to their shareholders any foreign income taxes paid.


   A Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. Any loss will be recognized on PFIC stock to the extent of previously recognized marked-to-market gains. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat PFIC as a qualified electing fund cannot be made without the provision of certain information by the PFIC, it is unlikely that a Fund will be able to make such an election. Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the foreign corporation in which the distribution was made to the Fund or the preceding taxable year.


   Shareholders are advised to consult their own tax advisers with respect to the federal, state, and local tax consequences resulting from their investment in a Fund.

                            PERFORMANCE INFORMATION

   Average Annual Total Return. A Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Average annual total return is computed according to the following formula:

                               P(1 + T)/n/ = ERV

Where: P = a hypothetical initial payment of $1,000.
     T = average annual total return.
     n = number of years.
     ERV =ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

   Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.


   Below are the average annual total returns for each Fund's share classes for the periods ended September 30, 2003.



    Fund                      Class   1 Yr.  5 Yr.  10 yr. Since Inception
    ----                    --------- -----  -----  ------ ----------------
    Growth Fund             Class A-- 14.92% -1.21%   N/A   5.19% (11/2/95)
                            Class B-- 15.09% -1.09%   N/A   5.09% (11/2/95)
                            Class C-- 17.90% -1.13%   N/A   4.96% (11/2/95)
                            Class Z-- 21.27%  0.08%   N/A   6.06% (4/15/96)
    Equity Opportunity Fund Class A-- 17.67% 11.98%   N/A  11.12% (11/7/96)
                            Class B-- 17.96% 12.16%   N/A  11.12% (11/7/96)
                            Class C-- 20.74% 12.06%   N/A  10.96% (11/7/96)
                            Class Z-- 24.07% 13.42%   N/A  12.24% (11/7/96)
    Active Balanced Fund    Class A-- 15.81%  2.66%   N/A   4.62% (11/7/96)
                            Class B-- 15.96%  2.82%   N/A   4.65% (11/7/96)
                            Class C-- 18.76%  2.76%   N/A   4.50% (11/7/96)
                            Class Z-- 22.11%  4.03%  6.96%  7.46%  (1/4/93)



   On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Index Series Fund, formerly Prudential Dryden Fund, and formerly The Prudential Institutional Fund) were transferred to the Growth Fund in exchange solely for Class Z shares of the Growth Fund (the Reorganization). The investment objectives and policies of the Growth Stock Fund were substantially similar to those of Growth Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own Class Z shares received in the Reorganization through September 30, 2003, your average annual total returns (after fees and expenses) for the one and five year and since inception (November 5, 1992) periods ended September 30, 2003 would have been 21.27%, 0.08%, 8.25% and 9.45%, respectively.


Average Annual Total Return (After Taxes on Distributions and After Taxes on Distributions and Redemption)

   Average annual total return (after taxes on distributions and after taxes on distributions and redemption) each takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

   Average annual total return (after taxes on distributions) is computed according to the following formula:

                            P(1 + T)/n/ = ATV\\D\\

Where: P = a hypothetical initial payment of $1,000
     T = average annual total return (after taxes on distributions) n = number of years
     ATV\\D \\= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption


   The average annual total returns (after taxes on distributions) for the periods ended September 30, 2003 are set forth in the following table.


          Average Annual Total Returns (After Taxes on Distributions)


    Fund                      Class    1 Yr.  5 Yr.  10 Yr. Since Inception
    ----                    ---------- -----  -----  ------ ----------------
    Growth Fund             Class A -- 14.92% -1.95%   N/A   4.45% (11/2/95)
                            Class B -- 15.09% -1.87%   N/A   4.33% (11/2/95)
                            Class C -- 17.90% -1.90%   N/A   4.19% (11/2/95)
                            Class Z -- 21.27% -0.67%   N/A   5.28% (4/15/96)
    Equity Opportunity Fund Class A -- 17.67%  9.76%   N/A   9.10% (11/7/96)
                            Class B -- 17.96%  9.95%   N/A   9.20% (11/7/96)
                            Class C -- 20.74%  9.87%   N/A   9.04% (11/7/96)
                            Class Z -- 24.07% 11.14%   N/A  10.16% (11/7/96)
    Active Balanced Fund    Class A -- 14.92%   .69%   N/A   2.31% (11/7/96)
                            Class B -- 15.38%  1.12%   N/A   2.60% (11/7/96)
                            Class C -- 18.19%  1.08%   N/A   2.45% (11/7/96)
                            Class Z -- 21.05%  1.94%  4.88%  5.51%  (1/4/93)


   Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                            P(1 + T)/n/ = ATV\\DR\\

Where: P = a hypothetical initial payment of $1,000
     T = average annual total return (after taxes on distributions and redemption)
     n = number of years
     ATV\\DR \\= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

   The average annual total returns (after taxes on distributions and redemption) for the periods ended September 30, 2003 are set forth in the following table.


Average Annual Total Returns (After Taxes on Distributions and Redemption)


     Fund                      Class   1 Yr.  5 Yr.  10 Yr. Since Inception
     ----                    --------- -----  -----  ------ ---------------
     Growth Fund             Class A--  9.16% -0.66%   N/A  4.49% (11/2/95)
                             Class B--  9.26% -0.52%   N/A  4.43% (11/2/95)
                             Class C-- 10.99% -0.55%   N/A  4.32% (11/2/95)
                             Class Z-- 13.06%  0.36%   N/A  5.22% (4/15/96)
     Equity Opportunity Fund Class A-- 10.85%  9.01%   N/A  8.39% (11/7/96)
                             Class B-- 11.03%  9.20%   N/A  8.47% (11/7/96)
                             Class C-- 12.73%  9.13%   N/A  8.33% (11/7/96)
                             Class Z-- 14.78% 10.21%   N/A  9.32% (11/7/96)
     Active Balanced Fund    Class A--  9.65%  1.44%   N/A  2.86% (11/7/96)
                             Class B--  9.77%  1.73%   N/A  3.05% (11/7/96)
                             Class C-- 11.49%  1.69%   N/A  2.92% (11/7/96)
                             Class Z-- 13.51%  2.50%  4.87% 5.39%  (1/4/93)


   Aggregate Total Return. A Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

   Aggregate total return represents the cumulative change in the value of an investment in a Fund and is computed according to the following formula:

                                    ERV - P
                                    ------
                                       P

Where: P = a hypothetical initial payment of $1,000.
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

   Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


   Below are the aggregate total returns for each Fund's share classes for the periods ended September 30, 2003.



    Fund                      Class   1 Yr.  5 Yr.  10 Yr.  Since Inception
    ----                    --------- -----  -----  ------ -----------------
    Growth Fund             Class A-- 20.97% -0.95%   N/A   57.04% (11/2/95)
                            Class B-- 20.09% -4.55%   N/A   48.10% (11/2/95)
                            Class C-- 20.09% -4.55%   N/A   48.10% (11/2/95)
                            Class Z-- 21.27%  0.39%   N/A   55.13% (4/15/96)
    Equity Opportunity Fund Class A-- 23.87% 85.36%   N/A  117.83% (11/7/96)
                            Class B-- 22.96% 78.49%   N/A  106.93% (11/7/96)
                            Class C-- 22.96% 78.49%   N/A  106.93% (11/7/96)
                            Class Z-- 24.07% 87.67%   N/A  121.77% (11/7/96)
    Active Balanced Fund    Class A-- 21.91% 20.01%   N/A   43.72% (11/7/96)
                            Class B-- 20.96% 15.77%   N/A   36.84% (11/7/96)
                            Class C-- 20.96% 15.77%   N/A   36.84% (11/7/96)
                            Class Z-- 22.11% 21.86% 95.94% 116.51%  (1/4/93)

   On September 20, 1996, the assets and liabilities of Growth Stock Fund (a series of Prudential Index Series Fund, formerly Prudential Dryden Fund, and formerly The Prudential Institutional Fund) were transferred to the Growth Fund in exchange solely for Class Z shares of the Growth Fund (the Reorganization). The investment objectives and policies of the Growth Stock Fund were substantially similar to those of Growth Fund and both funds had the same investment adviser. Accordingly, if you purchased shares of Growth Stock Fund at its inception on November 5, 1992, owned such shares through September 20, 1996 (thereby participating in the Reorganization), and continued to own Class Z shares received in the Reorganization through September 30, 2003, the aggregate total returns for such periods would have been 21.27%, 0.39%, 120.87% and 167.75%.


   The Company may include comparative performance information in advertising or marketing a Fund's shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc. and other industry publications, business periodicals and market indexes.



                             FINANCIAL STATEMENTS


   Each Fund's financial statements for the fiscal year ended September 30, 2003, incorporated in this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-07343), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of a Fund's annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                        DESCRIPTION OF SECURITY RATINGS


MOODY'S INVESTORS SERVICE, INC. (MOODY'S)


Debt Ratings

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations, (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

Short-Term Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

   PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    .  Leading market positions in well-established industries.

    .  High rates of return on funds employed.

    . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

   PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


STANDARD & POOR'S RATINGS SERVICES (S&P)


Debt Ratings

   AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

   CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

   CC: An obligation rated CC is currently highly vulnerable to nonpayment.

Commercial Paper Ratings

   S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

   A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH RATINGS


Long-Term Debt and Preferred Stock Ratings

   AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

   B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained favorable business and economic environment.

   CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

Short-Term Debt Ratings

   F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

   B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

   C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.

Asset Allocation

   Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

   Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

   Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

   Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing


   Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.


Power of Compounding

   Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

   Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

Appendix II--Description of Proxy Voting Policies and Recordkeeping Procedures





A summary of the proxy voting policies of each Fund's Subadvisers follows:


Jennison Associates LLC

   Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

   In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

Prudential Investment Management, Inc.


   In recent years, the subject of proxy voting by investment managers and mutual funds has received attention in the press and by the Commission. We would like to take this opportunity to provide our clients with a summary of our proxy voting policy and procedures, which is enclosed. This information is being provided to you in accordance with a new Commission requirement under the Investment Advisers Act of 1940, as amended.


   It is our policy to vote proxies on client securities in the best interest of our clients and consistently with portfolio investment guidelines. In the case of pooled accounts, it is our policy to vote proxies on securities in such account in the best interest of the pooled account. In the event of any actual or apparent material conflict between our clients' interest and our own, our policy is to act solely in our clients' interest. To this end, a proxy voting committee, described in the enclosed summary, has established procedures to address proxy voting situations that could involve potential material conflicts.

   You may obtain copies of our policy and procedure, and information concerning the voting of proxies with respect to their securities, at any time upon request.



   The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units.

   Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

   A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

   In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

                 Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

   As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

    .  a proposal regarding a merger, acquisition or reorganization,

    . a proposal that is not addressed in the unit's detailed policy statement, or

    . circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Quantitative Management

   This asset management unit applies quantitative investment processes when providing investment advisory services to its clients. Generally, when a proxy is received, this unit will vote in accordance with a predetermined set of votes set forth in a policy established by the unit's proxy voting committee. For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.

Prudential Real Estate Investors

   As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

    .  a proposal regarding a merger, acquisition or reorganization,

    . a proposal that is not addressed in the unit's detailed policy statement, or

    . circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group

   As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.

                                    PART C

                               OTHER INFORMATION

Item 23.

   Exhibits.


(a) (1) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective
    Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14,
    1996.

    (2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 4 to the
    Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

    (3) Amendment of Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment
    No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

    (4) Articles Supplementary, incorporated by reference to Exhibit 1(d) to the Registration Statement on Form N-14
    (File No. 333-38087) filed via EDGAR on October 17, 1997.

    (5) Articles of Amendment, incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the
    Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

    (6) Articles Supplementary, incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 9 to the
    Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

    (7) Articles of Amendment, incorporated by reference to Exhibit (1)(g) to the Registration Statement on Form N-14
    (File No. 333-41790) filed via EDGAR on July 20, 2000.

    (8) Articles of Amendment, incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 16 to the
    Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

    (9) Articles of Amendment.*

    (10) Articles Supplementary.*

(b) Amended and Restated Bylaws dated July 17, 2003.*

(c) Instruments defining rights of shareholders, incorporated by reference to Exhibit 4 to the Registration Statement on
    Form N-1A (File No. 33-61997) filed via EDGAR on August 22, 1995.

(d) (1) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund
    Management LLC with respect to Prudential Jennison Growth Fund, incorporated by reference to Exhibit (d)(1) to
    Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

    (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Jennison Associates Capital
    Corp., with respect to Prudential Jennison Growth Fund and Prudential Jennison Growth & Income Fund,
    incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form
    N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

    (3) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund
    Management LLC with respect to Prudential Active Balanced Fund, incorporated by reference to Exhibit (d)(3) to
    Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

    (4) Subadvisory Agreement between the Registrant and The Prudential Investment Corporation with respect to
    Prudential Active Balanced Fund, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 17 to
    the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

    (5) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund
    Management LLC with respect to Prudential Jennison Equity Opportunity Fund, incorporated by reference to Exhibit
    (d)(5) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via
    EDGAR on September 27, 2001.


(e) (1) Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management
    Services LLC, incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 16 to the Registration
    Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

    (2) Form of Selected Dealer Agreement, incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No.
    8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to
    Exhibit 9 to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

    (2) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment
    No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 29, 1999.

    (3) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment
    No. 23 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. (File No. 33-15166)
    filed via EDGAR on July 30, 2001.

    (4) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment
    No. 24 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. (File No. 33-15166)
    filed via EDGAR on July 30, 2002.

(h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.,
    incorporated by reference to Exhibit 13(a) to the Registration Statement on Form N-14 (File No. 333-6755) filed via
    EDGAR on June 25, 1996.

    (2) Amendment to Transfer Agency Agreement, incorporated by reference to Exhibit (h)(2) to Post-Effective
    Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September
    29, 1999.

    (3) Amendment to Transfer Agency Agreement dated September 4, 2002.*

(i) (1) Opinion and consent of Counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

(j) Consent of Independent Auditors.*

(l) Purchase Agreement, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 1 to the Registration
    Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

(m) (1) Amended and Restated Distribution and Service Plan for Class A Shares, incorporated by reference to Exhibit
    15(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via
    EDGAR on June 11, 1998.

    (2) Amended and Restated Distribution and Service Plan for Class B Shares, incorporated by reference to Exhibit
    15(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via
    EDGAR on June 11, 1998.

    (3) Amended and Restated Distribution and Service Plan for Class C Shares, incorporated by reference to Exhibit
    15(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via
    EDGAR on June 11, 1998.

(n) (1) Amended and Restated Rule 18f-3 Plan dated November 18, 2003.*

(p) (1) Amended Code of Ethics of the Registrant dated September 4, 2002.*

    (2) Amended Personal Securities Trading Policy of Prudential dated September 4, 2002.*

    (3) Code of Ethics of Jennison Associates LLC, incorporated by reference to Exhibit (p)(3) to Post-Effective
    Amendment No. 24 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. (File No.
    33-15166) filed via EDGAR on July 30, 2002.

(q) (1) Powers of attorney dated August 1, 2003.*

    (2) Powers of attorney dated August 1, 2003.*

----------
   *  Filed herewith.

Item 24. Persons Controlled by or under Common Control with the Fund.

   None.

Item 25. Indemnification.

   As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VI of the Company's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit
(e)(1) to the Registration Statement), Prudential Investment Management Services LLC may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

   The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

   Section 8 of each Management Agreement (Exhibits (d)(1), (3) and (5) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits
(d)(2) and (4) to the Registration Statement) limit the liability of Prudential Investments LLC (PI), Jennison Associates LLC (Jennison) and Prudential Investment Management, Inc., respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

   The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and (i) of such Act remain in effect and are consistently applied.

   Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

   (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

   (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

   (3) Such promise must be secured by a surety bond or other suitable insurance; and

   (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26. Business and other Connections of Investment Adviser.

   (a) Prudential Investments LLC (PI)

   See "How the Fund is Managed--Manager" in the Prospectuses and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

   The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

   The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102-4077.


Name and Address  Position with PI             Principal Occupations
----------------  ----------------             ---------------------
Robert F. Gunia   Executive Vice President and Executive Vice President, and Chief Administrative Officer, PI; Vice
                  Chief Administrative Officer   President, Prudential; President, PIMS; Executive Vice President,
                                                 Chief Administrative Officer and Director of American Skandia
                                                 Investment Services, Inc.; Executive Vice President and Director of
                                                 American Skandia Fund Services, Inc.; Executive Vice President,
                                                 Chief Administrative Officer and Director of American Skandia
                                                 Advisory Services, Inc.

William V. Healey Executive Vice President and Executive Vice President, and Chief Legal Officer, PI; Vice President
                  Chief Legal Officer            and Associate General Counsel, Prudential; Senior Vice President,
                                                 Chief Legal Officer and Secretary, PIMS; Executive Vice President
                                                 and Chief Legal Officer of American Skandia Investment Services,
                                                 Inc., Executive Vice President and Chief Legal Officer of American
                                                 Skandia Fund Services, Inc.; Executive Vice President and Chief
                                                 Legal Officer of American Skandia Advisory Services, Inc.

Name and Address  Position with PI              Principal Occupations
----------------  ----------------              ---------------------
Keithe L. Kinne   Executive Vice President      Executive Vice President, PI; Executive Vice President and Director of
                                                  American Skandia Investment Services, Inc. and Executive Vice
                                                  President and Director of American Skandia Advisory Services, Inc.

Kevin B. Osborn   Executive Vice President      Executive Vice President, PI; Executive Vice President and Director of
                                                  American Skandia Investment Services, Inc. and Executive Vice
                                                  President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier Executive Vice President      Executive Vice President, PI

Judy A. Rice      Officer in Charge, President, Officer-in-Charge, President, Chief Executive Officer and Chief
                  Chief Executive Officer and     Operating Officer of PI; Officer-in-Charge, Director, President, Chief
                  Chief Operating Officer         Executive Officer and Chief Operating Officer of American Skandia
                                                  Investment Services, Inc., Officer-in-Charge, Director, President and
                                                  Chief Executive Officer of American Skandia Fund Services, Inc.;
                                                  Officer-in-Charge, Director, President, Chief Executive Officer and
                                                  Chief Operating Officer of American Skandia Advisory Services, Inc.




   (b) Jennison Associates LLC. (Jennison)


   See "How the Fund is Managed--Investment Adviser" in the Prospectuses of Jennison Equity Opportunity Fund and Jennison Growth Fund and the Prospectus of the Fund constituting part of Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


   The business and other connections of Jennison's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.




Name and Address                 Principal Occupation
----------------                 --------------------
Dennis M. Kass.................. Director, Chairman and Chief Executive Officer, Jennison. Director and Vice President,
                                   Prudential Investment Management, Inc. ("PIM"). Director, Prudential Trust Company.

Spiros Segalas.................. Director, President and Chief Investment Officer, Jennison.

Michael A. Del Balso............ Director and Executive Vice President, Jennison.

Karen E. Kohler................. Director and Executive Vice President, Jennison.

Kathleen A. McCarragher......... Director and Executive Vice President, Jennison.

Mary-Jane Flaherty.............. Director, Jennison. Managing Director - Strategic Initiatives, PIM. Director and Vice
Gateway Center Three, 15th Floor   President, Prudential Asset Management Holding Company ("PAMHC").
100 Mulberry Street
Newark, New Jersey 07102

Philip N. Russo................. Director, Jennison. Director, PIM. Director, PRICOA General Partner Limited. Treasurer, PIM
Gateway Center Three, 15th Floor   Warehouse, Inc. ("PIMW"). Chief Financial Officer, Executive Vice President and Treasurer,
100 Mulberry Street                PIFM Holdco, Inc. Chief Financial Officer, Executive Vice President and Treasurer,
Newark, New Jersey 07102           Prudential Investments LLC. Chief Financial Officer, Prudential Mutual Fund Services LLC.
                                   Vice President and Director, PIM Investments, Inc. ("PIMI"). Vice President Finance, PIM
                                   Foreign Investments, Inc. ("PIMF"). Chief Financial Officer, Executive Vice President and
                                   Director, American Skandia Investment Services, Incorporated. Chief Financial Officer and
                                   Director, American Skandia Fund Services, Inc. Chief Financial Officer, Executive Vice
                                   President and Director, American Skandia Advisory Services, Inc.

Victor Y. Sim................... Director, Jennison. Vice President Total Compensation, Prudential Financial, Inc. ("PFI").
751 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and Address                 Principal Occupation
----------------                 --------------------

John R. Strangfeld.............. Director, Jennison. Vice Chairman, PFI. Director and Chairman, PIM. Director and President,
751 Broad Street, 24th Floor       PAMHC. Director, Chairman and Chief Executive Officer, Prudential Securities Group Inc.
Newark, New Jersey 07102           Director, Chairman and Chief Executive Officer, Prudential Equity Group, Inc. Director and
                                   Chairman, PIM Global Financial Strategies, Inc. Director and President, Prudential Capital
                                   and Investment Services, LLC. Chairman, Wachovia Securities, LLC.

Kevin C. Uebelein............... Director, Jennison. Director, Chief Investment Officer, Senior Managing Executive Officer,
Prudential Investment              Executive Officer, The Gibraltar Life Insurance Company, Ltd. Senior Vice President, PIM.
Management (Japan), Inc.           Director, Prudential Investment Management (Japan), Inc. Director, Asian Infrastructure
Prudential Tower                   Mezzanine Capital Fund.
2-13-10 Nagata-cho, Chiyoda-ku
Tokyo, 100-0014 Japan

Bernard B. Winograd............. Director, Jennison. Director, Chief Executive Officer and President, PIM. Director and Vice
Gateway Center Three, 15th Floor   President, PAMHC. Director and Chairman, PIMW. Director and Chairman, PIC Holdings
100 Mulberry Street                Limited. Trustee, 745 Property Investments. Executive Vice President, Prudential
Newark, New Jersey 07102           Investment Management Services LLC. Director and President, PIMI. President, PIMF.
                                   Signatory Second Vice President, The Prudential Insurance Company of America.




   (c) Prudential Investment Management, Inc. (PIM)

   See "How the Fund is Managed--Investment Adviser" in the Prospectus of Prudential Active Balanced Fund and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

   The business and other connections of PIM's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, New Jersey 07102.

   The business and other connections of PIM's directors and executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.


Name and Address        Position with PIM           Principal Occupations
----------------        -----------------           ---------------------
Matthew J. Chanin...... Director and Senior Vice    Director and President of Prudential Equity Investors, Inc.; Chairman,
Gateway Center Four     President                     Director and President of Prudential Private Placement Investors,
Newark, NJ 07102                                      Inc.

Dennis M. Kass......... Director and Vice President Chairman & CEO and Director of Jennison Associates, LLC; Director of
18th Floor                                            Prudential Trust Company
466 Lexington Avenue
New York, NY 10017

Philip N. Russo........ Director                    Director of Jennison Associates LLC; Executive Vice President, Chief
                                                      Financial Officer and Treasurer, PI

John R. Strangfeld, Jr. Chairman of the Board and   Vice Chairman of Prudential Financial, Inc.: Chairman, Director and
                        Director                      CEO of Prudential Securities Group; Director and President of
                                                      Prudential Asset Management Holding Company; Director of
                                                      Jennison Associates LLC; Executive Vice President of the Prudential
                                                      Insurance Company of America.

James J. Sullivan...... Director, Senior Vice       Chairman, Director, President and CEO of Prudential Trust Company;
Gateway Center Two      President and Senior          Director and President of The Prudential Asset Management
Newark, NJ 07102        Managing Director             Company, Inc.

Bernard Winograd....... Director, President & CEO   Senior Vice President of Prudential Financial, Inc.; Director of Jennison
                                                      Associates, LLC; Director and Vice President of Prudential Asset
                                                      Management Holding Company

Item 27. Principal Underwriters.

   (a) Prudential Investment Management Services LLC (PIMS)


   PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Strategic Partners Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Dryden MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Dryden Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.


   PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

   (b) Information concerning the directors and officers of PIMS is set forth below:


                       Positions and Offices with                               Positions and Offices
Name/(1)/              Underwriter                                              with Registrant
---------              --------------------------                               ---------------------
Edward P. Baird....... Executive Vice President                                 None

C. Edward Chaplin..... Executive Vice President and Treasurer                   None
751 Broad Street
Newark, NJ 07102

Kenneth J. Schindler.. Senior Vice President and Chief Compliance Officer       None
751 Broad St.
Newark, NJ 07102

Margaret Deverell..... Senior Vice President and Chief Financial Officer        None
213 Washington Street
Newark, NJ 07102

Robert F. Gunia....... President                                                Vice President and Director

William V. Healey..... Senior Vice President, Secretary and Chief Legal Officer None

Michael J. McQuade.... Senior Vice President                                    None

David R. Odenath...... Executive Vice President                                 None

Stephen Pelletier..... Executive Vice President                                 None

Scott G. Sleyster..... Executive Vice President                                 None
71 Hanover Road
Florham Park, NJ 07932

Bernard B. Winograd... Executive Vice President                                 None

----------
/(1)/ The address of each person named is Gateway Center 3, 100 Mulberry
      Street, Newark, New Jersey 07102-4077 unless otherwise noted.

   (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017, the Registrant, PI and PIM, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f) and Rules 31a-1(b)(4) and
(11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

Item 29. Management Services.


   Other than as set forth under the captions "How the Fund is Managed--Manager," "How the Fund is Managed--Investment Advisers" and "How the Fund is Managed--Distributor" in the Prospectuses and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, the Registrant is not a party to any management-related service contract.


Item 30. Undertakings.

   Not applicable.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 2nd day of December 2003.


                        THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


                           /s/  Judy A. Rice

                        ________________________________________________________

                               Judy A. Rice, President


   Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature        Title                             Date
       ---------        -----                             ----

  /s/ Grace C. Torres                                     December 3, 2003
----------------------- Treasurer and Principal Financial
    Grace C. Torres       and Accounting Officer

           *
----------------------- Director
  David E. A. Carson

           *
----------------------- Director
   Robert E La Blanc

           *
----------------------- Director
    Robert F. Gunia

           *
----------------------- Director
Douglas H. McCorkindale

           *
----------------------- Director
  Richard A. Redeker

           *
----------------------- Director
     Judy A. Rice

           *
-----------------------
    Robin B. Smith      Director

           *            Director
-----------------------
   Stephen Stoneburn

         Signature                   Title    Date
         ---------                   -----    ----

             *                       Director
---------------------------
     Clay T. Whitehead

   *By  /s/ Lori E. Bostrom
---------------------------                   December 2, 2003
         Lori E. Bostrom
         Attorney-in-fact

                  THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

                                 EXHIBIT INDEX


Exhibit
Number                                     Description
------                                     -----------

(a)(9)  Articles of Amendment.*

(a)(10) Articles Supplementary.*

(b)     Amended and Restated By-Laws dated July 17, 2003.*

(h)(3)  Amendment to Transfer Agency and Service Agreement dated September 4, 2002.*

(j)     Consent of Independent Auditors.*

(n)(1)  Amended and Restated Rule 18f-3 Plan dated November 18, 2003.*

(p)(1)  Amended Code of Ethics of the Registrant dated September 4, 2002.*

   (2)  Amended Personal Securities Trading Policy of Prudential dated September 4, 2002.*

(q)(1)  Powers of Attorney dated August 1, 2003.*

   (2)  Powers of Attorney dated August 1, 2003.*

----------
*  Filed herewith.